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                                CREDIT AGREEMENT                  Exhibit 10.49

- -------------------------------------------------------------------------------



                                    between

                            TYCO TOYS (CANADA) INC.
                                  as Borrower

                                      and

                       THE LENDER OR LENDERS NAMED HEREIN

                                      and

                      GENERAL ELECTRIC CAPITAL CANADA INC.
                                    as Agent




- -------------------------------------------------------------------------------

                   Dollar Equivalent Amount of US$20,000,000

                         REVOLVING TERM CREDIT FACILITY

                               February 22, 1995

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

                               TABLE OF CONTENTS

                                   ARTICLE 1
                           AMOUNT AND TERMS OF CREDIT
     SECTION 1.1     Revolving Credit Advances............................   1
     SECTION 1.2     Non-Funding Lender; Actions by Lenders...............   3
     SECTION 1.3     Repayment; Termination of Commitment.................   3
     SECTION 1.4     Use of Proceeds......................................   5
     SECTION 1.5     Interest.............................................   5
     SECTION 1.6     Eligible Accounts and Eligible Inventory.............   8
     SECTION 1.7     Fees.................................................   8
     SECTION 1.8     Cash Management System...............................   8
     SECTION 1.9     Receipt of Payments..................................   8
     SECTION 1.10    Pro Rata Treatment...................................   9
     SECTION 1.11    Application and Allocation of Payments...............   9
     SECTION 1.12    Non-Receipt of Funds by Agent........................  10
     SECTION 1.13    Sharing of Payments, Etc.............................  11
     SECTION 1.14    Settlement Procedures................................  12
     SECTION 1.15    Accounting...........................................  13
     SECTION 1.16    Indemnity............................................  14
     SECTION 1.17    Access...............................................  16
     SECTION 1.18    Taxes................................................  17
     SECTION 1.19    Additional Costs.....................................  18

                                   ARTICLE 2
                              CONDITIONS PRECEDENT
     SECTION 2.1     Conditions to the Initial Revolving Credit Advance...  19
     SECTION 2.2     Further Conditions to Each Revolving Credit Advance..  22

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
     SECTION 3.1     Corporate Existence; Compliance with Law.............  23
     SECTION 3.2     Executive Offices; Collateral Locations;
                     Corporate Names......................................  23
     SECTION 3.3     Corporate Power; Authorization; Enforceable
                     Obligations..........................................  23
     SECTION 3.4     Financial Statements and Projections.................  24
     SECTION 3.5     Material Adverse Change..............................  24
     SECTION 3.6     Ownership of Property; Liens.........................  24
     SECTION 3.7     Restrictions; No Default; Material Contracts.........  25
     SECTION 3.8     Labor Matters........................................  25
     SECTION 3.9     Ventures, Subsidiaries and Equity Investments;
                     Outstanding Stock and Indebtedness...................  26
     SECTION 3.10    Taxes................................................  26
     SECTION 3.11    No Foreign Business..................................  27
     SECTION 3.12    Benefit and Pension Plans............................  27
     SECTION 3.13    No Litigation........................................  27
     SECTION 3.14    Brokers..............................................  28

                                     (ii)

     SECTION 3.15    Patents, Trademarks, Copyrights and Licenses.........  28
     SECTION 3.16    Full Disclosure......................................  28
     SECTION 3.17    Environmental Matters................................  29
     SECTION 3.18    Insurance Policies...................................  30
     SECTION 3.19    Deposit and Disbursement Accounts....................  30
     SECTION 3.20    Existing US Credit Agreement.........................  30
     SECTION 3.21    Subordinated Debt....................................  31
     SECTION 3.22    Promissory Notes and Pledge..........................  31
     SECTION 3.23    Inventory............................................  31
     SECTION 3.24    Deemed Repetition....................................  31


                                   ARTICLE 4
                     FINANCIAL STATEMENTS AND INFORMATION
     SECTION 4.1     Reports and Notices..................................  31
     SECTION 4.2     Communication with Accountants.......................  31

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS
     SECTION 5.1     Maintenance of Existence and Conduct of Business.....  32
     SECTION 5.2     Payment of Obligations, Charges and Claims...........  33
     SECTION 5.3     Books and Records....................................  33
     SECTION 5.4     Litigation...........................................  33
     SECTION 5.5     Insurance............................................  34
     SECTION 5.6     Compliance with Laws.................................  35
     SECTION 5.7     Agreements...........................................  35
     SECTION 5.8     Supplemental Disclosure..............................  35
     SECTION 5.9     Environmental Matters................................  36
     SECTION 5.10    Securities Regulatory Filings; Certain Other Notices.  38
     SECTION 5.11    Canadian Benefit Plans...............................  38
     SECTION 5.12    Landlord, Warehouseman/Bailee and Mortgagee
                     Agreements...........................................  39
     SECTION 5.13    Certain Obligations Respecting Subsidiaries..........  39
     SECTION 5.14    Application of Proceeds..............................  39
     SECTION 5.15    Fiscal Year..........................................  39
     SECTION 5.16    Report to Other Creditors............................  39
     SECTION 5.17    Casualty and Condemnation............................  39
     SECTION 5.18    Intellectual Property................................  40
     SECTION 5.19    New Locations........................................  41
     SECTION 5.20    Security.............................................  41
     SECTION 5.21    Currency and Interest Rate Hedging...................  42

                                   ARTICLE 6
                               NEGATIVE COVENANTS
     SECTION 6.1     Mergers, Subsidiaries, Etc...........................  43

                                     (iii)

     SECTION 6.2     Investments..........................................  43
     SECTION 6.3     Indebtedness.........................................  43
     SECTION 6.4     Affiliate and Employee Loans and Transactions........  43
     SECTION 6.5     Capital Structure and Business.......................  43
     SECTION 6.6     Guaranteed Indebtedness..............................  44
     SECTION 6.7     Liens................................................  44
     SECTION 6.8     Sale of Assets.......................................  44
     SECTION 6.9     Material Contracts...................................  44
     SECTION 6.10    ERISA................................................  45
     SECTION 6.11    Canadian Benefit and Pension Plans...................  45
     SECTION 6.12    Sale-Leasebacks......................................  45
     SECTION 6.13    Cancellation of Indebtedness.........................  45
     SECTION 6.14    Restricted Payments..................................  46
     SECTION 6.15    Real Property Leases.................................  46
     SECTION 6.16    Bank Accounts........................................  46
     SECTION 6.17    No Speculative Transactions..........................  46
     SECTION 6.18    Limitation on Negative Pledge Clauses, Etc...........  46
     SECTION 6.19    Accounting Changes...................................  47
     SECTION 6.20    Amendments and Modifications to Debt Documents.......  47
     SECTION 6.21    Borrowing Solely for Immediate Cash Requirements.....  47

                                   ARTICLE 7
                                      TERM
     SECTION 7.1     Duration.............................................  47
     SECTION 7.2     Survival of Obligations..............................  47

                                   ARTICLE 8
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES
     SECTION 8.1     Events of Default....................................  48
     SECTION 8.2     Remedies.............................................  51
     SECTION 8.3     Waivers by Borrower..................................  51
     SECTION 8.4     Application of Proceeds..............................  51

                                   ARTICLE 9
                                     AGENT
     SECTION 9.1     Appointment, Powers and Immunities...................  52
     SECTION 9.2     Reliance by Agent....................................  53
     SECTION 9.3     Defaults.............................................  53
     SECTION 9.4     Rights as a Lender...................................  53
     SECTION 9.5     Indemnification......................................  54
     SECTION 9.6     Non-Reliance on Agent and Other Lenders..............  54
     SECTION 9.7     Failure to Act.......................................  55
     SECTION 9.8     Successor Agent......................................  55
     SECTION 9.9     Consents under Loan Documents........................  55

                                     (iv)

     SECTION 9.10    Collateral Matters...................................  56


                                   ARTICLE 10
                             SUCCESSORS AND ASSIGNS
     SECTION 10.1    Successors and Assigns...............................  56
     SECTION 10.2    Assignments and Participations.......................  57

                                   ARTICLE 11
                                 MISCELLANEOUS
     SECTION 11.1    Complete Agreement; Modification of Agreement........  59
     SECTION 11.2    Fees and Expenses....................................  59
     SECTION 11.3    No Waiver............................................  60
     SECTION 11.4    Remedies.............................................  61
     SECTION 11.5    Severability.........................................  61
     SECTION 11.6    Conflict of Terms....................................  61
     SECTION 11.7    Right of Set-off.....................................  61
     SECTION 11.8    Judgment Currency....................................  62
     SECTION 11.9    Authorized Signature.................................  62
     SECTION 11.10   Notices..............................................  63
     SECTION 11.11   Section Titles.......................................  65
     SECTION 11.12   Counterparts.........................................  65
     SECTION 11.13   Time of the Essence..................................  65
     SECTION 11.14   Public Announcements and Confidentiality.............  65
     SECTION 11.15   GOVERNING LAW........................................  66
     SECTION 11.16   Further Assurances...................................  66

                                      (v)

                    INDEX OF ANNEXES, SCHEDULES AND EXHIBITS


Annex A           -    Definitions; Rules of Construction
Annex B           -    Cash Management System
Annex C           -    Schedule of Closing Documents
Annex D           -    Schedule of Certain Fees
Annex E           -    Financials, Projections and Notices
Annex F           -    Insurance Requirements

Schedule 3.2      -    Executive Office; Collateral Locations; Corporate Names
Schedule 3.4      -    Financials and Projections
Schedule 3.5      -    Restricted Payments
Schedule 3.6      -    Real Estate and Leases
Schedule 3.7      -    Material Contracts
Schedule 3.8      -    Labor Matters
Schedule 3.9      -    Ventures, Subsidiaries and Equity Investments;
                       Outstanding Stock and Indebtedness
Schedule 3.10     -    Taxes
Schedule 3.12     -    Benefit and Pension Plans
Schedule 3.13     -    Litigation
Schedule 3.15     -    Patents, Trademarks, Copyrights and Licenses
Schedule 3.17     -    Environmental Matters
Schedule 3.18     -    Insurance Policies
Schedule 3.19     -    Deposit and Disbursement Accounts
Schedule 6.2      -    Investments
Schedule 6.4      -    Affiliate and Employee Loans and Transactions
Schedule 6.6      -    Guaranteed Indebtedness
Schedule 6.7      -    Liens
Schedule 11.8     -    Signatures of Authorized Signatories

Exhibit 1.1(c)    -    Form of Notice of Revolving Credit Advance
Exhibit 1.1(d)    -    Form of Revolving Credit Note
Exhibit 1.1(e)    -    Form of Borrowing Base Certificate
Exhibit 1.5(d)    -    Form of Notice of Fixed Rate Election
Exhibit 3.4       -    Projections
Exhibit A         -    Agreement Respecting Distribution Agreement
Exhibit B         -    Assignment of Monies Payable Under Insurance
                       Policies
Exhibit C         -    General Assignment of Book Debts
Exhibit D         -    Hypothec
Exhibit E         -    Security Agreement
Exhibit F         -    Supplier Waiver and Assignment
Exhibit G         -    Tyco Industries Pledge Agreement
Exhibit H         -    Cash Collateral Agreement

                               CREDIT AGREEMENT



     THIS CREDIT AGREEMENT ("Agreement") is entered into as of February 22,
                             ---------
1995, between TYCO TOYS (CANADA) INC., a Canada corporation ("Borrower"), each of the lenders listed on the signature pages hereof or which pursuant to Section
                                                                         -------
10.2 becomes a "Lender" hereunder (each individually, a "Lender", and
- ----                                                     ------
collectively, "Lenders"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada
               -------
corporation, as agent hereunder for the Lenders (in such capacity, together with its successors in such capacity, "Agent").
                                  -----


                                    RECITALS
                                    --------

     A. Borrower desires to borrow up to the Dollar Equivalent Amount of US$20,000,000 in the aggregate from Lenders, and Lenders are willing to make secured revolving loans in favour of Borrower of up to such amount in the aggregate upon the terms and conditions set forth herein.

     B. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in Annex A and, for purposes of
                                                 -------
this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. Unless otherwise indicated, all references in this
   -------
Agreement to articles, sections, subsections, schedules, annexes, exhibits, and attachments shall refer to the corresponding articles, sections, subsections, schedules, annexes, exhibits, and attachments of or to this Agreement. All schedules, annexes, exhibits and attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such schedules and annexes, all schedules and annexes referred to herein shall mean the schedules and annexes as in effect as of the Closing Date. These Recitals shall be construed as part of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


                                   ARTICLE 1

                           AMOUNT AND TERMS OF CREDIT

     SECTION 1.1      Revolving Credit Advances.
                      -------------------------

     (a) Upon and subject to the terms and conditions hereof, each Lender severally agrees to make available, from time to time until the Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor to Agent, advances (each, a "Revolving Credit Advance") in an aggregate
                             ------------------------
principal amount at any time outstanding up to but not exceeding the Revolving Credit Commitment of such Lender, provided that in no event shall (i) the
                                  --------
aggregate
principal amount of the Revolving Credit Loan exceed the Maximum Revolving Credit Commitment and (ii) the aggregate outstanding principal amount of the Revolving Credit Advances made by all Lenders exceed the Borrowing Base. Borrower may from time to time borrow, repay and reborrow Revolving Credit Advances under this Section 1.1.
                    -----------

     (b) Borrower shall give Agent (which shall promptly notify Lenders) notice of each borrowing requested by Borrower hereunder, as provided in Section 1.1
                                                                  -----------
(c), and, subject to Section 1.14, at or before 1:00 p.m. on the date specified
- ---                  ------------
for such borrowing, each Lender shall make available the amount of the Revolving Credit Advance to be made by it to Borrower on such date to Agent to such account of Agent as Agent may designate, in immediately available funds, for the account of Borrower. Agent shall before 3:00 p.m. on the date specified for such borrowing wire, in immediately available funds, to the Disbursement Account into which Borrower has requested that such borrowing be made the aggregate amount of the Revolving Credit Advance so made available by Lenders to Agent.

     (c) Each notice of a borrowing by Borrower of a Revolving Credit Advance shall be given in writing (by telecopy or hand delivery) to Agent at its address at 2300 Meadowvale Blvd., Mississauga, Ontario L5N 5P9, to the attention of the Vice-President, Commercial Finance or such other Person as may be reasonably designated in writing by Agent to Borrower, Telephone No. (905) 858-5218, Telecopy No. (905) 858-5456, with a copy to 501 Merritt Seven, Norwalk, Connecticut 06851, to the attention of Account Manager-Tyco or such other Person as may be designated in writing by Agent to Borrower, Telephone No. (203) 840-4500, Telecopy No. (203) 840-4680, in each case given no later than 9:30 a.m. on the Business Day of the proposed Revolving Credit Advance. Each such notice of borrowing (a "Notice of Revolving Credit Advance") shall be substantially in the
              ----------------------------------
form of Exhibit 1.1(c) hereto, specifying therein the requested date, the
        --------------
amount of such Revolving Credit Advance, the Disbursement Account into which such Revolving Credit Advance shall be made, and such other information as may be reasonably required by Agent. Agent and Lenders shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Revolving Credit Advance believed by Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for Agent shall have actual knowledge to the contrary.

     (d) The Revolving Credit Advances made by each Lender to Borrower shall be evidenced by a single promissory note of Borrower for such Lender substantially in the form of Exhibit 1.1(d) hereto (collectively the "Revolving Credit
               --------------
Notes"), dated the date hereof, payable to such Lender in a maximum principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed. The date and amount of each Revolving Credit Advance made by each Lender to Borrower, the dates of the commencement and the termination of each Interest Period and each payment of principal and interest with respect thereto and all other amounts becoming due from Borrower to such Lender and to Agent for the amount of such Lender or Agent shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein
           ----- -----
recorded and of the indebtedness of Borrower to such Lender and Agent, absent manifest error. The entire unpaid balance of the Revolving Credit Loan, together with accrued but unpaid interest thereon, shall be immediately due and payable on the Commitment Termination Date.

     (e) Borrower shall furnish to Agent and each Lender a Borrowing Base Certificate substantially in the form of Exhibit 1.1(c) hereto, completed and
                                         --------------
signed by the Chief Executive Officer or Chief Financial Officer of Borrower, which sets forth a calculation of the Borrowing Base at the times and for the periods set forth in Annex E. Borrower agrees that in making any Revolving
                     -------
Credit Advance to Borrower hereunder, Agent and each Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Agent and the Lenders by Borrower. Borrower further agrees that if Borrower shall have failed to deliver a Borrowing Base Certificate to Agent and Lenders within the specified period, Lenders shall be under no obligation to make any further Revolving Credit Advances to Borrower until such time as such Borrowing Base Certificate is delivered to Agent and Lenders.

     SECTION 1.2    Non-Funding Lender; Actions by Lenders.
                    --------------------------------------

     (a) The failure of any Lender (such Lender, a "Non-Funding Lender") to make
                                                    ------------------
any Revolving Credit Advance to be made by it on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender")
                                                                ------------
of its obligation to make its Revolving Credit Advance on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make a Revolving Credit Advance to be made by such Non-Funding Lender, and no Non-Funding Lender shall have any obligation to Agent or any Other Lender for the failure by such Non-Funding Lender. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Required Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

     (b) Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Revolving Credit Notes or the other Loan Documents (including exercising any rights of offset) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement, the Revolving Credit Notes or the other Loan Documents shall be taken in concert and at the direction or with the consent of Agent and Required Lenders and not individually by a single Lender.

     SECTION 1.3    Repayment; Termination of Commitment.
                    ------------------------------------

     (a) Borrower hereby promises to pay to Agent, for the account of each Lender, the entire outstanding principal amount of the Revolving Credit Loan and unless otherwise payable hereunder, all other amounts outstanding under this Agreement, and the Revolving Credit Loan shall mature, on the Commitment Termination Date.

     (b) If the outstanding principal balance of the Revolving Credit Loan shall at any time exceed the Borrowing Base, Borrower shall immediately repay to Agent the Revolving Credit Loan in the amount of such excess. If the aggregate principal amount of the Revolving Credit Loan shall at any time exceed the Maximum Revolving Credit Commitment, Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

     (c) Borrower shall have the right at any time, upon ten (10) days' prior written notice to Agent, to terminate voluntarily the Revolving Credit Commitments of all (but not less than all) of Lenders (in whole but not in part) without premium or penalty other than payment to the Agent of the Termination Fee, if any. Upon such termination, Borrower's right to receive Revolving Credit Advances shall simultaneously terminate and Borrower's obligation to pay the Non-Use Fee shall terminate, and notwithstanding anything to the contrary contained herein or in any Revolving Credit Note, the entire outstanding balance of the Revolving Credit Loan shall be immediately due and payable. On the date of such termination, Borrower shall pay to Agent in immediately available funds all of the Obligations, including the Termination Fee, if any, and any accrued and unpaid interest. Notwithstanding the foregoing, Borrower may not voluntarily terminate the Revolving Credit Commitments unless concurrently therewith the commitments of the Global Lenders under each of the other Overall Facilities to provide financial accommodations thereunder are terminated and all obligations, contingent or otherwise, of the "Loan Parties" thereunder (as defined thereunder) shall be paid in full in immediately available funds.

     (d) If the aggregate of the unpaid principal balance of the Revolving Credit Loan should at any time exceed the Maximum Revolving Credit Commitment or the unpaid principal balance of the Revolving Credit Advances owing by Borrower shall exceed the Borrowing Base, the excess balance shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits thereof and of the Loan Documents and shall be deemed to be evidenced by the Revolving Credit Notes.

     (e) Borrower shall make prepayments to Agent on the outstanding principal amount of the Revolving Credit Loan in an amount equal to one hundred percent (100%) of the net proceeds of any sale or other disposition of any Collateral (other than (i) sales of Inventory in the ordinary course of business and (ii) other sales and dispositions of any Collateral permitted hereunder where the aggregate net proceeds thereof for all such sales and dispositions made in any Fiscal Year shall not exceed US$100,000, or the Equivalent Amount thereof,) or of the issuance by Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness permitted under Section 6.3), in each instance,
                                         -----------
contemporaneously with any such sale, other disposition or issuance.  Subject to

Section 8.4., such payments shall be applied first, without premium or penalty
- ------------
(except as provided in Section 1.5(g)), against outstanding amounts under the
                       -----------
Revolving Credit Loan, and then to the other Obligations in such manner and order as Agent shall determine (or if all Lenders determine otherwise, as Lenders so determine). The foregoing shall not constitute a consent by Agent or any Lender to any sale or other disposition of Collateral or to any issuance of Indebtedness by Borrower or any of its Subsidiaries not otherwise expressly permitted hereunder.

     (f) Borrower agrees to repay the Revolving Credit Advances to the extent necessary to cause, for a period of thirty (30) consecutive days occurring at any time between December 1 of each year (commencing December, 1995) and April 30 of the immediately succeeding year, the outstanding principal balance of the Revolving Credit Loan to be not more than the Borrowing Base less the value of
                                                             ----
Eligible Inventory included in the Borrowing Base.

     (g) All payments in respect of the Obligations shall be made in the currency in which the Obligations are denominated.

     (h) All Obligations shall be immediately due and payable, without notice, on the "Commitment Termination Date", as defined in, and pursuant to, the Receivables Funding Agreement.

     SECTION 1.4    Use of Proceeds.  Borrower shall use the proceeds of the
                    ---------------
Revolving Credit Loan for (i) the refinancing of certain outstanding Indebtedness as provided in Section 2.1(c), (ii) the payment of costs and
                            --------------
expenses of the financing transactions contemplated by this Agreement that are payable by Borrower, and (iii) for general working capital and for other corporate purposes of Borrower not prohibited by the terms of this Agreement and the other Loan Documents.

     SECTION 1.5    Interest.
                    --------

     (a) Borrower shall pay to Agent for the account of each Lender interest on the Revolving Credit Advances at the following times: (i) with respect to Revolving Credit Advances bearing interest based upon the Index Rate, in arrears for the preceding calendar month, on the first day of each calendar month, commencing on March 1, 1995 and, with respect to each Fixed Rate Tranche, on the last day of the relevant Interest Period therefor; (ii) if not otherwise paid in full under clause (a)(i) above because the Commitment Termination Date occurs on a date other than on the first day of a calendar month, on the Commitment Termination Date; and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand. Whenever any payment to be made hereunder or under any other Loan Document or on any Revolving Credit Advance shall be stated to be due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made, and the last day of such Interest Period shall occur, on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment. Interest shall be calculated by Agent on a daily basis and on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. Each determination by Agent of an interest rate hereunder and each calculation of interest payable hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

     (b) Except as provided in paragraph (c) below, Borrower shall be obligated to pay interest to Agent for the account of each Lender on the aggregate outstanding balance of the Revolving Credit Advances made to Borrower from the date made until paid in full at a floating rate equal to the Index Rate in effect from time to time plus the Margin.
                         ----

     (c) Provided that no Default or Event of Default has occurred and is continuing, and subject to the terms and conditions set forth herein, Borrower may elect in the manner provided in paragraph (d) below that the entire principal amount of the Revolving Credit Loan, or a part thereof (any such entire principal amount or part thereof, a "Fixed Rate Tranche"), bear interest
                                            ------------------
at a fixed rate (each such rate, a "Fixed Rate") for an Interest Period equal to
                                    ----------
the BA Rate (as in effect for such Interest Period) plus the Margin; provided,
                                                    ----             -------
that (i) not more than two Interest Periods shall be in effect at any time with respect to the Revolving Credit Loan; (ii) each Fixed Rate Tranche shall be in a minimum principal amount of $1,000,000; (iii) no Interest Period shall extend beyond the Commitment Termination Date; (iv) Fixed Rate Tranches shall be in amounts that Borrower reasonably anticipates will not exceed the outstanding principal amount of the Revolving Credit Advances owing at any time during the Interest Period; and (v) the principal amount of the Fixed Rate Tranche to which any Interest Period relates shall not be reduced, by payment, prepayment or otherwise, prior to the last day of such Interest Period, unless such payment or prepayment is accompanied by payment of the amounts specified in paragraph (g) below.

     (d) Subject to the requirements set forth in paragraph (c) above, Borrower may, on two (2) Business Days written notice to Agent, elect that a Fixed Rate Tranche with respect to all or any portion of the Revolving Credit Loan bear interest at a Fixed Rate. Each such notice (a "Notice of Fixed Rate Election")
                                                -----------------------------
shall be substantially in the form of Exhibit 1.5(d) hereto and shall specify
                                      --------------
the amount of the Fixed Rate Tranche as to which such election is made and the date on which Borrower elects to have the Interest Period commence, the immediately preceding day of which must be a Business Day. Agent and Lenders shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Fixed Rate Election believed by Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for Agent shall have actual notice to the contrary. In the event that Borrower shall fail to give a new Notice of Fixed Rate Election with respect to any Fixed Rate Tranche in accordance with this paragraph (d), the entire principal amount of such Fixed Rate Tranche shall thereafter bear interest based upon the Index Rate as provided in paragraph (b) above, commencing with the last day of the Interest Period applicable thereto (without duplication), unless and until Borrower shall thereafter give a new Notice of Fixed Rate Election in accordance with this paragraph (d).

     (e) Upon the occurrence and during the continuation of any Default or Event of Default, (x) the interest rate applicable to principal on the Revolving Credit Advances shall be increased to the Default Rate and (y) interest on interest and other Obligations (excluding principal on the Revolving Credit Advances) in default shall be charged at the Default Rate (unless such increase or charge is waived in writing by the Required Lenders) and shall be payable on the earlier of the first day of each calendar month thereafter and demand therefor.

     (f) If any provision of this Agreement or any of the other Loan Documents would oblige Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (i) firstly, by reducing the amount or rate of interest required to be paid to the affected Lender under this Section 1.5; and
                                                               -----------
(ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing and after giving effect to all adjustments contemplated thereby, if any Lender shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), then Borrower shall be entitled, by notice in writing to the affected Lender, to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to Borrower. Any amount or rate of interest referred to in this Section 1.5(f) shall be
                                               --------------
determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Revolving Credit Advance remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the Termination Date.

     (g) In order to induce Lenders to fund and maintain any Fixed Rate Tranche at a Fixed Rate on the terms provided herein, and in consideration of the entering into by Lenders of funding arrangements from time to time in contemplation thereof, if any Fixed Rate Tranche is repaid in whole or in part on any day other than the last day of the Interest Period therefor (whether any such repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise), Borrower shall indemnify and hold harmless each Lender from and against and in respect of any and all losses, costs and expenses resulting from, or arising out of or imposed upon or incurred by such Lender by reason of the liquidation or reemployment of funds acquired or committed to be acquired by such Lender to fund or maintain such Fixed Rate Tranche at the Fixed Rate elected by Borrower, pursuant to such Lender's customary funding arrangements. The amount of any losses, costs or expenses resulting in an obligation of Borrower to make a payment pursuant to the foregoing sentence shall not include any losses attributable to a Lender's lost profit, but shall represent the excess, if any, of (x) such Lender's cost or deemed cost of obtaining funding for the amount necessary to fund or maintain its pro rata share of such Fixed
                                                 --- ----
Rate Tranche at the Fixed Rate elected by Borrower, pursuant to such Lender's customary funding arrangements, as reasonably determined by such Lender (which may be computed by any Lender on the basis of such funds having been borrowed at a rate equal to one percent (1%) over CDOS on the first day of the Interest Period in respect of such Fixed Rate Tranche), over (y) the return such Lender would receive on its reemployment of such funds, as reasonably determined by each Lender (which, if such Lender's cost of obtaining funding is computed pursuant to the parenthetical to clause (x) above, may be computed by any Lender on the basis of its reinvestment of such funds at CDOS on the date of repayment of such Fixed Rate Tranche); provided, that if any Lender terminates any funding arrangements
               --------
in respect of its pro rata share of any such Fixed Rate Tranche, the amount of
                  --- ----
such losses, costs and expenses shall also include the cost to such Lender of such termination. The determination of such amount by any Lender, when evidenced by a certificate from that Lender giving a reasonably detailed calculation of the amount of said cost, expense, claim, penalty, liability, loss, fee, damage or other charge, shall be presumed correct in the absence of manifest error or bad faith.

     (h) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement (and stated herein to be computed on the basis of a 360 day year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360.

     SECTION 1.6    Eligible Accounts and Eligible Inventory.  Based on the most
                    ----------------------------------------
recent Borrowing Base Certificate delivered by Borrower to Agent and on other information available to Agent, Agent shall determine which Accounts of Borrower shall be deemed to be "Eligible Accounts" and which Inventory of Borrower shall be deemed to be "Eligible Inventory", for purposes of determining the amounts, if any, to be advanced under the Revolving Credit Loan.

     SECTION 1.7    Fees.  As compensation for Agent's and Lenders' costs,
                    ----
skills, services and efforts incurred and expended in making the Revolving Credit Loan available to Borrower, Borrower agrees to pay to Agent for its own account or the account of Lenders, as the case may be, the fees set forth in Annex D and the Fee Agreement.
- -------

     SECTION 1.8    Cash Management System.  On or prior to the Closing Date,
                    ----------------------
Borrower will establish and maintain until the Termination Date, the cash management system described in Annex B.
                               -------

     SECTION 1.9    Receipt of Payments.  Borrower shall make each payment under
                    -------------------
this Agreement not later than 1:00 p.m. on the day when due in immediately available funds to the Collection Account. For purposes of computing interest and Fees and determining the borrowing availability hereunder: (a) all payments (including cash sweeps) consisting of cash, wire, or electronic transfers in immediately available funds shall be deemed received by Agent upon deposit in the Collection Account and notice from the financial institution at which the Collection Account is located to Agent of such deposit; and (b) all payments consisting of cheques, drafts, or similar non-cash items shall be deemed received upon receipt of good funds following deposit in the Collection Account (together with notice from the financial institution at which the Collection Account is located to Agent of such deposit). Subject to Section 1.14, each
                                                          ------------
payment received by Agent under this Agreement or any Revolving Credit Note for the account of any Lender shall be paid by Agent promptly to such Lender, in the same funds received, for application to the Revolving Credit Loan or other Obligation in respect of which such payment is made.

     SECTION 1.10  Pro Rata Treatment.  Except to the extent otherwise provided
                   ------------------
herein: (a) each Revolving Credit Advance (including any Revolving Credit Advance made pursuant to Section 1.14(b)) shall be incurred and made by Lenders,
                         ----------------
pro rata according to the amounts of their respective ratable portion of the
- --- ----
Revolving Credit Commitments; (b) each payment or prepayment of principal of the Revolving Credit Loan shall be made to Agent for the account of Lenders, pro
                                                                         ---
rata in accordance with the respective unpaid principal amounts of the Revolving
- ----
Credit Loan held by Lenders; (c) each payment of interest on the Revolving Credit Loan shall be made to Agent for the account of Lenders pro rata in
                                                              --- ----
accordance with the amounts of interest on the Revolving Credit Loan then due and payable to Lenders; and (d) each payment of Non-Use Fees shall be made to Agent for the account of Lenders, pro rata according to the amounts of their
                                  --- ----
respective Revolving Credit Commitments.

     SECTION 1.11   Application and Allocation of Payments.  Subject to Section
                    --------------------------------------              -------
8.4, Borrower irrevocably waives the right to direct the application of any and
- ---
all payments at any time or times hereafter received by Agent or any Lender from or on behalf of Borrower or any other Loan Party, and Borrower irrevocably agrees that Agent and Lenders shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations and in repayment of the Revolving Credit Advances owing by Borrower as herein expressly provided or permitted or, if an Event of Default is continuing, as Lenders may deem advisable; provided, that the prepayments required or permitted under
                --------
Section 1.3(e) shall be applied in the manner described in such Section.  In the
- --------------
absence of a specific determination by all Lenders with respect thereto (which determination may be made without the consent of Borrower only if an Event of Default is continuing) or unless otherwise expressly provided herein, the same shall be applied in the following order: (a) then due and payable Fees, expenses and other Obligations (including Revolving Credit Advances made by Agent in its capacity as Agent) owing by Borrower to Agent; (b) then due and payable Fees and expenses of Lenders owing by Borrower; (c) then due and payable interest payments owing by Borrower; (d) Obligations to Lenders owing by Borrower other than Fees, expenses and interest and principal payments; and (e) then due and payable principal payments on the Revolving Credit Loan owing by Borrower; provided, that if any such payments are received from or on behalf of any Loan
- -------
Party other than Borrower or if an Event of Default shall occur and be continuing, such payments shall be applied to the Obligations in such manner and order as Agent shall determine (or if all Lenders determine otherwise, as all Lenders so determine). If after payment in full of all then due and payable Obligations, there shall remain with Agent any excess money received from or on behalf of Borrower, then Agent promptly shall return that excess money to Borrower. Agent, on behalf of Lenders, is authorized to, and at its option may, make or cause to be made Revolving Credit Advances by Lenders on behalf of Borrower for payment of all Fees, expenses, charges, costs, principal, interest, or other Obligations then due and payable by Borrower under this Agreement or any of the Loan Documents, even if the making of such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Maximum Revolving Credit Commitment or the outstanding principal balance of the Revolving Credit Advances to exceed the Borrowing Base, in which case the terms of Section 1.3(d) shall apply.
   -----------

     SECTION 1.12   Non-Receipt of Funds by Agent.  Unless Agent shall have been
                    -----------------------------
notified by a Lender or Borrower (in either case, "Payor") one (1) Business Day
                                                   -----
prior to the date on which such Payor is to make payment to Agent of (in the case of a Lender) the proceeds of a Revolving Credit Advance to be made by such Lender hereunder or (in the case of Borrower) a payment to Agent for account of Lenders hereunder (such payment being herein called the "Required Payment") that
                                                         ----------------
such Payor does not intend to make the Required Payment to Agent, Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) (Borrower or Lenders, as applicable,) on such date; and, if such Payor has not in fact made the Required Payment to Agent, the recipient(s) of such payment (Borrower or Lenders, as applicable,) shall, on demand, repay to Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by Agent until the date Agent
- -------------
recovers such amount, at a rate per annum equal to the Index Rate in effect from time to time plus the Margin and, if such recipient(s) shall fail promptly to make such payment, Agent shall be entitled to recover such amount, on demand, from such Payor, together with interest as aforesaid; provided, that if neither
                                                      --------
the recipient(s) nor such Payor shall return the Required Payment to Agent within three (3) Business Days of the Advance Date, then, retroactively to the Advance Date, such Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment (without duplication) as follows:

     (a) if the Required Payment represents a payment to be made by Borrower to Lenders, Borrower and the recipient Lenders shall (without duplication) each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Default Rate (and, in case the recipient Lenders shall return the Required Payment to Agent, without limiting the obligation of Borrower hereunder to pay interest to such recipient Lenders at the Default Rate in respect of the Required Payment); and

     (b) if the Required Payment represents proceeds of a Revolving Credit Advance to be made by Lenders to Borrower, such Lenders and Borrower shall (without duplication) each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant hereto (and, in case Borrower shall return the Required Payment to Agent, without limiting any claim Borrower may have against Lenders in respect of the Required Payment).

     Nothing in this Section 1.12 or elsewhere in this Agreement or the other
                     ------------
Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfil its Revolving Credit Commitment hereunder or to prejudice any rights that Borrower may have against any Lender or Agent as a result of any default by such Lender or Agent hereunder, as applicable.

     SECTION 1.13   Sharing of Payments, Etc.
                    -------------------------

     (a) Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (but subject, as between Lenders, to the provisions of Section 1.2(b)), to offset balances held by it for the account of
              ---------------
Borrower at any of its offices, in Dollars or in any other currency (at the conversion rate at which it would be prepared to sell such currency in Toronto, Ontario against the currency in which the obligation is denominated), against any principal of or interest on any of such Lender's pro rata portion of the
                                                     --- ----
Revolving Credit Loan (including any Revolving Credit Advances deemed made by such Lender under Section 1.14(b)) or any other amount payable to such Lender
                  ----------------
hereunder, that is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and Agent thereof; provided, that such Lender's failure to give such notice shall not
         --------
affect the validity thereof.

     (b) If any Lender shall obtain from Borrower payment of any principal of or interest on the pro rata portion of the Revolving Credit Loan owing to it or
                --- ----
payment of any other amount under this Agreement, any Revolving Credit Note held by it, or any other Loan Document through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Revolving Credit Loan or such other amounts then due hereunder or thereunder by Borrower to such Lender than the percentage received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Revolving Credit Loan or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or
                --- ----
interest on the Revolving Credit Loan or such other amounts, respectively, owing to each of Lenders. Amounts received by Agent under this Section 1.13(b) shall
                                                          ---------------
be treated as a payment by Borrower under Section 1.11.  To such end, all
                                          ------------
Lenders shall make appropriate adjustments among themselves (by the resale of any participation or assignment sold or otherwise) if such payment is rescinded or must otherwise be restored.

     (c) Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise, in a manner consistent with Section 1.13(a), all
                                                           ---------------
rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Revolving Credit Loan or other amounts (as the case may be) owing to such Lender in the amount of such participation. Any Lender which so exercises any right of setoff shall notify Borrower and Agent of such exercise; provided, that the
                                                         --------
failure to do so shall not affect the validity of such setoff.

     (d) Nothing contained herein shall require any Lender to exercise any right as against Borrower as described in this Section 1.13 or shall affect the right
                                         ------------
of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any Insolvency Statute, any Lender receives a secured claim in lieu of a setoff or right as against Borrower to which this Section 1.13 applies, such Lender shall,
                                        ------------
to the extent practicable, assign such rights to Agent for the benefit of Lenders and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section
                                                                      -------
1.13 to share in the benefits of any recovery on such secured claim.
- ----

     SECTION 1.14   Settlement Procedures.
                    ---------------------

     (a) The Revolving Credit Loan balance may fluctuate from day to day from Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and Lenders, Revolving Credit Advances may be made by Agent and payments in respect thereof will be settled according to the procedures set forth in this Section 1.14.
                                                              ------------
Notwithstanding these procedures, each Lender's obligation to fund its portion of any Revolving Credit Advance will commence on the date such Revolving Credit Advance is made. Such payments will be made by each Lender without setoff, counterclaim or reduction of any kind.

     (b) Notwithstanding anything to the contrary contained in this Agreement, Agent may elect, at its sole option, to fund the entire amount of any Revolving Credit Advance requested by Borrower. In the event Agent makes such election, such Revolving Credit Advance made by Agent shall be deemed, and shall constitute, as of the date of making thereof, a Revolving Credit Advance made by each Lender to Borrower in an amount equal to such Lender's pro rata share
                                                            --- ----
thereof, and each Lender shall be obligated to deliver to Agent such share of such Revolving Credit Advance on the Weekly Settlement Date in accordance with the procedure for weekly settlement set forth in Section 1.14(c) or as otherwise
                                                 ---------------
provided in Section 1.14(d).  Notwithstanding anything to the contrary
            ---------------
contained in this Agreement, for purposes of calculating interest payable to any Lender (a) Agent shall be deemed a "Lender" with respect to any outstanding Revolving Credit Advances funded by Agent, and (b) the amount of Revolving Credit Advances of any Lender that are outstanding on any day shall be equal to the amount of such Lender's Revolving Credit Advances outstanding on such day, excluding any Revolving Credit Advances that have been funded entirely by Agent with respect to which such Lender has not funded its pro rata share.
                                                     --- ----

     (c) Each Lender shall settle with Agent, upon Agent's request, on the third Business Day of each week (or on such other day of the week as may be designated from time to time by Agent) in each successive week (the "Weekly Settlement
                                                          -----------------
Date"), on the net Revolving Credit Advances and payments since the date of the
- -----
last settlement. On each Weekly Settlement Date, prior to 10:00 a.m., Agent shall notify each Lender by telephone or by telex, telecopy or other form of teletransmission, of such Lender's pro rata share of the outstanding Revolving
                                   --- ----
Credit Advances and the amount of the payment necessary to adjust such Lender's outstanding

Revolving Credit Advances to such Lender's pro rata share of such Revolving
                                           --- ----
Credit Advances as of such Weekly Settlement Date (on a net basis taking into account any funds in the Collection Account which Agent determines are available). Any such payment shall be made by the party from which such payment is due to the other party, in same day funds, not later than 1:00 p.m. on such Weekly Settlement Date. If any Lender shall, for any reason, not settle with Agent within one Business Day after the Weekly Settlement Date, such Lender agrees to pay and Borrower agrees to repay, severally, to Agent forthwith on demand the amount due Agent on such Weekly Settlement Date together with interest thereon for each day from such Weekly Settlement Date until the day such amount is paid to Agent, at (i) in the case of such Lender, the Index Rate in effect for the first three (3) days for which such amount remains unpaid and thereafter at the rate then in effect with respect to Revolving Credit Advances pursuant to Section 1.5, and (ii) in the case of Borrower, the rate then in
            -----------
effect with respect to Revolving Credit Advances pursuant to Section 1.5.  If
                                                             -----------
such Lender shall pay to Agent such corresponding amount, such amount so paid shall constitute such Lender's Revolving Credit Advance and, if both such Lender and Borrower shall have paid and repaid, respectively, such corresponding amount, Agent shall promptly pay over to Borrower such corresponding amount in same day funds, but Borrower shall remain obligated for all interest thereon at the rate then in effect with respect to Revolving Credit Advances pursuant to
Section 1.5.
- -----------

     (d) As an alternative to the weekly settlement provided for in Section
                                                                    -------
1.14(c), Agent may elect at its sole option, to use the following same day
- -------
settlement procedure for borrowings of Revolving Credit Advances. Prior to 12:00 noon on any date specified for a borrowing of a Revolving Credit Advance in a Notice of Revolving Credit Advance, Agent may notify each Lender by telephone or by telex, telecopy or other form of teletransmission, of the requested Revolving Credit Advance. Not later than 1:00 p.m. on the date of such proposed Revolving Credit Advance, each Lender shall make available to Agent, in same day funds, to such account of Agent as Agent may designate, such Lender's pro rata share of such Revolving Credit Advance. Notwithstanding the
         --- ----
foregoing, to the extent that there are available funds in the Collection Account, Agent may, at Agent's discretion, notify each Lender that such Lender's obligation to make available to Agent same day funds as provided in the preceding sentence shall be satisfied to the extent of its pro rata share out of
                                                           --- ----
such funds in the Collection Account, or such portion of such funds as Agent shall indicate are to be applied to fund such Revolving Credit Advance.

     SECTION 1.15   Accounting.  Agent will provide a monthly accounting of
                    ----------
transactions under the Revolving Credit Loan to Borrower. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within sixty (60) days after the date any such accounting is rendered, shall notify Agent in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items (the "disputed items") expressly objected to in
                                   --------------
such notice shall be deemed to be disputed by Borrower. Each and every accounting shall (absent manifest error) be deemed final, binding and conclusive upon Agent and Lenders in all respects as to all matters reflected therein, unless Agent or any Lender, within sixty (60) days after the date on which any such accounting is rendered, shall notify Borrower and, if notice is being given by a Lender, Agent in writing of any objection or change to such accounting, in which case Borrower shall be entitled to dispute such objection or change in the manner provided above within the foregoing sixty (60) day period (which period shall commence on the date Borrower and, if applicable, Agent, are notified of such objection or change). Agent's determination in good faith, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Borrower.

     SECTION 1.16   Indemnity.
                    ---------

     (a) Borrower shall, and shall cause each of its Subsidiaries to, jointly and severally, indemnify and hold Agent, each Lender and their respective Affiliates, officers, directors, employees, legal counsel and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions,
- --------------------
costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable counsel fees and disbursements and other reasonable costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which may be instituted or asserted
                                    -----
against or incurred by such Indemnified Person as the result of credit having been extended under this Agreement or any other Loan Document, the use or intended use of proceeds of Revolving Credit Advances or otherwise arising in connection with the transactions contemplated hereunder and thereunder and regardless of whether the Indemnified Person is a party to such Claim; provided,
                                                                       --------
that neither Borrower nor any of its Subsidiaries shall be liable for any indemnification to such Indemnified Person with respect to any portion of any such Claim which results solely from such Indemnified Person's gross negligence, bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction and neither Borrower nor any of its Subsidiaries shall be liable under this Section 1.16(a) for any lost profits of any Lender. To the
                  ---------------
extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall, and shall cause each of its Subsidiaries to, contribute the maximum portion which Borrower and its Subsidiaries are permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all indemnified matters incurred by any Indemnified Person. The relevant Indemnified Person shall give Borrower prompt written notice of any Claim asserted against it by a third party (other than a Claim for which Borrower and its Subsidiaries have no indemnity obligations as described in the proviso in the first sentence of this Section 1.16(a)) setting forth a description of those
                           ----------------
elements of such Claim of which such Indemnified Person has knowledge. Borrower and its Subsidiaries shall have the right at their sole expense at any time during which such Claim is pending to select counsel to defend and settle any such Claim so long as (i) in any such event Borrower and its Subsidiaries shall have stated in a writing delivered to the applicable Indemnified Person that, as between Borrower and its Subsidiaries and such Indemnified Person, Borrower and its Subsidiaries are responsible to such Indemnified Person with respect to such Claim (except to the extent expressly set forth in the proviso in the first sentence of this Section 1.16(a)), (ii) the counsel selected by Borrower and its
                 ----------------
Subsidiaries shall be reasonably acceptable to the relevant Indemnified Person and (iii) Borrower and its Subsidiaries shall not settle any such Claim without the prior written consent of the relevant Indemnified Person (which consent shall not be unreasonably withheld or delayed); provided, however, if an Indemnified Person shall have been advised by
          --------
its counsel that there are legal defenses available to such Indemnified Person that are different from or additional to those available to any of Borrower and its Subsidiaries which, in the reasonable opinion of such counsel, are sufficient to make it undesirable for the same counsel to represent both such Indemnified Person and any of Borrower and its Subsidiaries, such Indemnified Person shall have the right to employ its own counsel in such action, and in such event, the reasonable fees and disbursements of such counsel shall be paid by Borrower and its Subsidiaries. If Borrower and its Subsidiaries shall fail to assume the defense of any Claim in accordance with the terms of this indemnity, the relevant Indemnified Person shall have the right to select counsel and control the defense of such Claim; provided, however, no Indemnified
                                               --------
Person shall settle any such Claim as to which it is controlling the defense without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed. With respect to any Claim for which Borrower and its Subsidiaries are entitled to select counsel, each Indemnified Person shall have the right, at its expense, to participate in the defense of such Claim. In the event that, with respect to any Claim, more than one Indemnified Person shall be permitted hereunder to select counsel to defend such Claim at the expense of Borrower and its Subsidiaries and shall decide to do so, then all such Indemnified Persons shall select the same counsel to defend such Indemnified Persons with respect to such Claim; provided, however, if any such
                                                --------
Indemnified Person shall in its reasonable opinion consider that the retention of one joint counsel shall result in a conflict of interest, such Indemnified Person may, at the expense of Borrower and its Subsidiaries, select its own counsel to defend such Indemnified Person with respect to such Claim. Lenders, Agent and Borrower and its Subsidiaries and their respective counsel shall cooperate with each other in all reasonable respects in any investigation, trial and defense of any such Claim and any appeal arising therefrom. NEITHER AGENT NOR ANY LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE LOAN DOCUMENTS, THE USE OR INTENDED USE OF PROCEEDS OF REVOLVING CREDIT ADVANCES OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. The foregoing provision in favour of any Indemnified Person shall be in addition to any rights that such Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

     In any suit, proceeding or action brought by Agent or Lenders relating to any sums owing to Borrower under or in connection with any contract or agreement with an Account Debtor or other obligor or their successors, including, without limitation, any Account, Chattel Paper, Instrument or Intellectual Property, or to enforce any provision of the foregoing, Borrower shall, and shall cause each of its Subsidiaries to, jointly and severally, indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Borrower or any of its Subsidiaries of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from Borrower or any of its Subsidiaries, all such obligations of Borrower shall be and remain enforceable against, and only against, Borrower or its applicable Subsidiary and shall not be enforceable against Agent or Lenders.

     (b) Borrower hereby acknowledges and agrees that neither Agent nor any Lender (as of the date hereof) (i) is now or has ever been in control of any real property or the affairs of Borrower or any other Loan Party, and (ii) has the capacity through the provisions of the Loan Documents, other than through such provisions contemplating the appointment of a receiver and manager on a realization, to influence the conduct of Borrower or any other Loan Party with respect to the ownership, operation or management of any of the real property.

     SECTION 1.17   Access.  Borrower shall, and shall cause each of its
                    ------
Subsidiaries to, at such Person's expense (except for clause (c) below, which shall be at Borrower's expense except to the extent provided otherwise in such clause (c)): (a) provide access during normal business hours to Agent and each Lender and any of their respective officers, employees, representatives, consultants and agents, as frequently as Agent or any Lender determines to be appropriate, upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Agent and each Lender shall have access at any and all times), to the properties and facilities of Borrower and each of its Subsidiaries; (b) permit Agent and each Lender and any of their officers, employees, representatives, consultants and agents to inspect, audit and make extracts from all of Borrower's and each of its Subsidiaries' records, files and books of account; and (c) permit Agent on behalf of Lenders or any representatives, consultants or agents of Agent to conduct audits to inspect, review and evaluate the Collateral (such audits, at the expense of Borrower, not to exceed (4) four times in any Fiscal Year for all Loan Parties in the aggregate with respect to audits of inventory by Gordon Brothers Partners, Inc. or other independent inventory auditors and (4) four times in any Fiscal Year for all Loan Parties in the aggregate with respect to other audits, unless an Event of Default has occurred, in which case, such limits shall not apply; provided, however, the foregoing limits prior to the
                        --------
occurrence of an Event of Default shall not prohibit Agent from conducting additional audits at Lenders' expense), and Borrower shall, and shall cause each of its Subsidiaries to, render to Agent and each Lender and their representatives, consultants and agents at Borrower's or its applicable Subsidiaries' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower shall, and shall cause each of its Subsidiaries to, make available to Agent and each Lender and their respective legal counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), Tax Returns and other filings with any Governmental
            --- -----
Body, and other instruments and documents which Agent or any Lender may request which are in the possession or control of Borrower or any of its Subsidiaries or any of their respective accountants and other advisors. Borrower shall deliver any document or instrument reasonably necessary for Agent or any Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower or its Subsidiaries, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by Borrower or its Subsidiaries. Borrower shall, and shall cause each of its Subsidiaries to, instruct its independent certified public accountants and its banking and other financial institutions to make available to Agent and each Lender such information and records as Agent and each Lender may reasonably request.

     SECTION 1.18   Taxes.
                    -----

     (a) Any and all payments by Borrower under this Agreement or under the Revolving Credit Notes shall be made, in accordance with this Section 1.18, in
                                                              ------------
full, without set-off or counterclaim, and free and clear of and without deduction or withholding for any and all present or future Taxes, excluding Taxes imposed on or measured by the net income of Agent or Lenders by the jurisdictions under the laws of which they are organized or carry on business or any political subdivisions thereof. If Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Revolving Credit Note to any Lender, (i) the sum payable shall be increased, as may be necessary, so that after making all required deductions and withholdings, (including deductions and withholdings applicable to additional sums payable under this Section 1.18 and taking into account all Taxes on and
                        ------------
arising by reason of the payment of additional sums payable under this Section
                                                                       -------
1.18), Agent and/or the affected Lender, as applicable, receives an amount equal
- ----
to the sum that it would have received had no such deductions or withholdings been made, (ii) Borrower shall make such deductions or withholdings, and (iii) Borrower shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with Applicable Laws.

     (b) In addition, Borrower agrees to pay any present or future Taxes that arise from any payment made under this Agreement or under the Revolving Credit Notes or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Agreement or the Revolving Credit Notes, the other Loan Documents and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Agent or Lenders by the jurisdictions under the laws of which they are organized or carry on business or any political subdivisions thereof).

     (c) Borrower shall indemnify Agent and each Lender for the full amount of the Taxes referred to in this Section 1.18 (except for Taxes imposed on or
                              ------------
measured by the net income of Agent or Lenders by the jurisdictions under the laws of which they are organized or carry on business or any political subdivisions thereof, but including, without limitation, any Taxes imposed by any jurisdiction on amounts payable by Borrower under this Section 1.18) paid by
                                                           ------------
Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days after the date Agent makes written demand therefor for its own benefit or the benefit of the affected Lender.

     (d) Within 30 days after the date of any payment of Taxes, Borrower shall furnish to Agent, at its address referred to in Section 11.10, the original or a
                                                -------------
certified copy of a receipt evidencing payment thereof.

     (e) Without prejudice to the survival of any other agreement of Borrower under this Agreement, the agreements and obligations of Borrower contained in this Section 1.18 shall survive the Termination Date.
     ------------

     (f) If any Lender subsequently receives from a taxing authority a refund of any Taxes previously paid by Borrower and for which Borrower has indemnified such Lender pursuant to this Section 1.18, such Lender shall within thirty (30)
                             ------------
days after receipt of such refund, and to the extent permitted by Applicable Laws, pay to Borrower the net amount of any such refund after deducting taxes and expenses attributable thereto.

     SECTION 1.19   Additional Costs.
                    ----------------

     (a) If at any time after the date of the initial Revolving Credit Advance, any Lender determines, acting reasonably and with appropriate diligence, that
(i) any Regulatory Change, or (ii) compliance by such Lender with any direction, requirement or request from any central bank or other regulatory authority given after the date of execution hereof, whether or not having the force of law, has or would have, as a consequence of such Lender's obligation under this Agreement, and taking into consideration such Lender's policies with respect to capital adequacy, the effect of reducing the rate of return on such Lender's capital to a level below that which such Lender would have achieved under this Agreement but for such change or compliance, such Lender shall determine the amount of such additional amounts as will compensate such Lender for such reduction.

     (b) If after the date of execution hereof, any introduction of any Applicable Law or any Regulatory Change or any change in the compliance of any Lender therewith now or hereafter: (i) subjects any Lender to, or causes the withdrawal or termination of a previously granted exemption with respect to, any Tax or changes the basis of taxation, or increases any existing Tax, on payments of principal, interest, fees or other amounts payable by Borrower to such Lender under this Agreement (except for taxes on the overall net income of such Lender), (ii) imposes, modifies or deems applicable any reserve, special deposit, deposit insurance or similar requirement against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by, an office of such Lender, in connection with Revolving Credit Advances or such Lender's Revolving Credit Commitment (iii) imposes or holds applicable on such Lender, or expects there to be maintained by such Lender, any capital adequacy or additional capital requirement in respect of Revolving Credit Advances or its Revolving Credit Commitment or any other condition with respect to this Agreement, or (iv) imposes any Tax on reserves or deemed reserves with respect to the undrawn portion of its Revolving Credit Commitment, and the result of any of the foregoing, in the determination of Lender acting reasonably and with appropriate diligence, shall be to increase the cost to, or reduce the amount of principal, interest or other amount received or receivable by such Lender hereunder or its effective return hereunder in respect of making, maintaining or funding Revolving Credit Advances hereunder, such Lender shall, acting reasonably, determine that amount of money which shall compensate such Lender for such increase in cost or reduction in income (herein referred to as "Additional
                                                                ----------
Compensation").
- ------------

     (c) Upon a Lender having determined that it is entitled to additional amounts in accordance with the provisions of Section 1.19(a) or to Additional
                                             ---------------
Compensation in accordance with the provisions of Section 1.19(b), such Lender
                                                  ---------------
shall promptly so notify Agent and shall provide to Agent a photocopy of the relevant Regulatory Change or Applicable Law (if any, in either case,) and a certificate of a duly authorized officer of such Lender setting forth the additional amounts or Additional Compensation, as applicable, and the basis of calculation thereof, which shall be prima facie evidence of such additional amounts or Additional Compensation, as applicable. Agent shall promptly notify Borrower and Borrower shall pay to Agent for the account of such Lender within 10 Business Days of the giving of such notice such Lender's additional amounts or Additional Compensation, as applicable, calculated to the date of such notification. Such Lender shall be entitled to be paid such additional amounts or Additional Compensation, as applicable, from time to time to the extent that the provisions of this Section 1.19 are then applicable notwithstanding that
                       ------------
such Lender has previously been paid any additional amounts or Additional Compensation.


                                   ARTICLE 2

                              CONDITIONS PRECEDENT

     SECTION 2.1    Conditions to the Initial Revolving Credit Advance.
                    --------------------------------------------------
Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of Agent or any Lender hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Agent and Lenders shall not be obligated to make any Revolving Credit Advance or to take, fulfil, or perform any other action hereunder, until the following conditions have been fulfilled to the satisfaction of Agent (and to the extent specified below, of Lenders):

     (a) This Agreement or counterparts thereof shall have been duly executed by, and delivered to, Borrower, Agent and each Lender.

     (b) Agent and Lenders shall have received such documents, instruments, certificates, opinions and agreements as Agent shall reasonably request in connection with the transactions contemplated by this Agreement, including all documents, instruments, agreements and other materials listed in the Schedule of Closing Documents attached as Annex C hereto, each in form and substance
                              -------
satisfactory to Agent and Required Lenders (except that the Fee Agreement need only be satisfactory to Agent), together with evidence of the completion of all necessary or appropriate recordings and filings of the foregoing in order to give agent first ranking Liens (subject to the other Liens permitted by Section
                                                                        -------
6.7) created thereby in the Collateral.
- ---

     (c) Agent shall have received evidence satisfactory to Agent that all Indebtedness and other obligations of Borrower under the Existing Credit Agreement (as in effect immediately prior to the Closing Date) will be performed and paid in full from the proceeds of the initial Revolving Credit Advance and all Liens upon any of the property (including any cash collateral) of Borrower in favour of the lender or lenders thereunder (or agent therefor) shall be terminated and released immediately upon such payment and Agent and such lender or lenders (or agent therefor) shall have entered into an escrow or other agreement in form and substance satisfactory to Agent providing for the release and termination of all such Liens, termination of the Existing Credit Agreement and acknowledgment of payment in full of all outstanding Indebtedness and other obligations under or relating to the Existing Credit Agreement.

     (d) Agent shall have received evidence satisfactory to Agent that the Loan Parties have obtained consents, approvals and acknowledgments of all Persons whose consents, approvals and acknowledgments may be required, including all requisite Governmental Approvals, to the terms and to the execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

     (e) Agent shall have received evidence satisfactory to Agent that the insurance policies provided for in Section 3.18 and Annex F are in full force
                                   ------------     -------
and effect, together with appropriate evidence showing a loss payable and/or additional insured clauses and/or mortgage clauses or endorsements, as appropriate, in favour of Agent for Agent and Lenders and in form and substance satisfactory to Agent.

     (f) Payment in immediately available funds by Borrower to Agent for its account and the account of Lenders, as the case may be, of all Fees and reasonable costs and expenses of closing (including fees and expenses of consultants and counsel to Agent and Lender presented as of the Closing Date).

     (g) No action, proceeding, investigation, audit, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Body
(i) which, if successful, would have a Material Adverse Effect, or (ii) to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby and which, in Agent's sole judgment exercised in good faith, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

     (h) Agent, in its sole judgment, shall not have determined in good faith that: (i) Borrower has made any Restricted Payment since September 30, 1994, other than as set forth in Schedule 3.5; (ii) any material increase in
                           ------------
liabilities, liquidated or contingent, of Borrower, or any material decrease in the assets of Borrower (other than normal recurring seasonal changes in the foregoing consistent with prior years' experience), shall have occurred since September 30, 1994; (iii) except as set forth in Schedule 3.5, any Material
                                                 ------------
Adverse Effect shall have occurred since September 30, 1994; or (iv) the results of operations of Borrower for the period commencing

September 30, 1994 and ending on the Closing Date are materially different from the projected results of Borrower's operations for such period contained in the Projections.

     (i) Agent and each Lender shall be reasonably satisfied with the corporate, capital, tax, legal and management structure and cash management systems of Borrower, and shall be satisfied, in their respective sole judgments, with the nature and status of all contractual obligations, securities, labor, tax, employee benefit, environmental, health and safety matters, in each case, involving or affecting Borrower. In connection therewith, Agent and its Affiliates shall have completed, with results reasonably satisfactory to Lenders, such business and legal due-diligence of Borrower as Agent may require including, without limitation, satisfactory review by Agent's field examiners or counsel, as applicable, of Borrower's Accounts, assets, inventory, financial controls and records, contracts (including, without limitation, stockholder agreements, licenses and debt and equity agreements), leases, pension funds, organizational or governing documents, environmental compliance, indebtedness, legal and capital structure, liabilities, tax position and a liquidation analysis. Agent and its Affiliates shall have had reasonable and continuing access to any material it deems necessary to monitor the loans to be made hereunder, including access to Borrower's independent public accountants. Agent shall be satisfied with the structure and the tax effect of the transactions contemplated by this Agreement.

     (j) Agent and Lenders shall have obtained a pro forma balance sheet of Borrower as of the Closing Date after giving effect to the transactions contemplated on the Closing Date under this Agreement in form and substance reasonably satisfactory to Agent.

     (k) Agent shall be satisfied that, as of the Closing Date, Borrower shall be in compliance in all material respects with all material agreements and all Applicable Laws, and shall have obtained all waivers, consents, approvals or withholding of objections necessary or appropriate in connection with the transactions contemplated by this Agreement and the facilities provided hereunder.

     (l) Should Agent have so required, as of the Closing Date, Borrower shall have provided at its expense an Environmental Assessment, with results reasonably acceptable in form and substance to Agent, from an independent environmental firm acceptable to Agent. As of the Closing Date, Borrower shall have provided to Lenders copies of any existing environmental reviews and audits, as well as other information pertaining to material actual or potential environmental claims with respect to Borrower of which it is aware.

     (m) Agent shall be satisfied that, as of the Closing Date, the transactions contemplated by this Agreement shall be in compliance with all Applicable Laws, and there shall be no legal impediment to any of Lenders making loans or other extensions of credit contemplated by this Agreement in any applicable jurisdiction.

     (n) Each of the Persons intended to be parties to the US Credit Agreement and the UK Credit Agreement (which agreements shall be satisfactory to Agent) shall have executed and delivered such agreements, all conditions to the Global Lenders thereunder providing any financial accommodations under such agreements shall have been satisfied and such credit agreements shall be in full force and effect.

     (o) Tyco Manufacturing, Tyco Industries and the Receivables Funding Subsidiary shall have entered into the Receivables Funding Documents (which documents shall be satisfactory to GE Capital) and shall have satisfied all conditions set forth in Article III of the Receivables Funding Agreement and the Receivables Funding Documents shall be in full force and effect.

     SECTION 2.2    Further Conditions to Each Revolving Credit Advance.  It
                    ---------------------------------------------------
shall be a further condition to the funding of the initial and each subsequent Revolving Credit Advance that the following statements shall be true on the date of each such funding, advance or incurrence, as the case may be:

     (a) Each Loan Party's representations and warranties contained herein or in any of the Loan Documents shall be true and correct in all material respects on and as of the Closing Date and the date on which each such Revolving Credit Advance is made, as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation and warranty shall have been true and correct on such date, and except for changes permitted or contemplated by this Agreement.

     (b) No event shall have occurred and be continuing, or would result from the making of any Revolving Credit Advance, which constitutes or would constitute a Default or an Event of Default.

     (c) After giving effect to any such Revolving Credit Advance, the aggregate principal amount of the Revolving Credit Advances made to Borrower shall not exceed the Borrowing Base and there shall be no requirement under Section
                                                                  -------
1.3(b) to prepay any Revolving Credit Advance.
- ------

     (d) There shall not have occurred a Material Adverse Effect which shall not have been cured or waived in writing by Required Lenders.

     (e) Agent shall have received a Notice of Revolving Credit Advance in accordance with Section 1.1(c).
                --------------

     (f) Each of the conditions set forth in Section 2.1(a) through Section
                                             --------------         -------
2.1(e) shall continue to be satisfied by the Loan Parties as of such date.
- ------

     The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance shall be deemed to constitute, as of the date of such request,
(i) a representation and warranty by Borrower that the conditions in this
Section 2.2 have been satisfied and (ii) a confirmation by Borrower of the
- -----------
granting and continuance of Agent's and Lenders' Liens pursuant to the Collateral Documents.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     To induce Agent and Lenders to enter into this Agreement, Borrower represents and warrants to Agent and Lenders (which representations and warranties under Sections 3.22 and 3.23 shall be continuously made until the
                 -------------     ----
Termination Date and all such other representations and warranties shall be made on the Closing Date and be made or deemed made at such other times as provided hereunder (including as provided in Section 2.2); provided, however, for greater
                                    -----------   --------
certainty, Borrower's representations and warranties relating to Subsidiaries of Borrower shall apply at and following the time at which Borrower creates or acquires any Subsidiary) that:

     SECTION 3.1    Corporate Existence; Compliance with Law.  Each of Borrower
                    ----------------------------------------
and its Subsidiaries: (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (b) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (c) has all Governmental Approvals and has made all filings with, and has given all notices to, all Governmental Bodies having jurisdiction, to the extent required for such ownership, operation and conduct (except when the failure to have such Governmental Approvals or make such filings or give such notices would not have a Material Adverse Effect); (d) is in compliance with its articles or certificate of incorporation and bylaws; and (e) is in compliance with all Applicable Laws (except where the failure to be in compliance would not have a Material Adverse Effect).

     SECTION 3.2    Executive Offices; Collateral Locations; Corporate Names.
                    --------------------------------------------------------
The current location of each of Borrower's and its Subsidiaries' executive office, principal place of business, corporate offices, all warehouses and premises within which any Collateral is stored or located, and the locations of all of Borrower's records concerning the Collateral are set forth in Schedule
                                                                     --------
3.2.  Each of Borrower's and its Subsidiaries' corporate names are set forth in
- ---
Section 3.2.  Neither Borrower nor any of its Subsidiaries carries on any
- -----------
business under any name other than its corporate name.

     SECTION 3.3    Corporate Power; Authorization; Enforceable Obligations.
                    -------------------------------------------------------
The execution, delivery and performance by each of Borrower and its Subsidiaries of this Agreement and the other Loan Documents to which it is a party and the creation by Borrower and its Subsidiaries of all Liens provided for herein and therein: (a) are within Borrower's or its applicable Subsidiary's, as the case may be, corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of Borrower's or its applicable Subsidiary's, as the case may be, articles or certificate of incorporation or bylaws or other organizational documents; (d) will not violate any Applicable

Laws of any Governmental Body; (e) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower, or any of its Subsidiaries, or any of their respective property is bound, including the Subordinated Debt Documents; (f) will not result in the creation or imposition of any Lien upon any of the property of Borrower or any of its Subsidiaries other than those in favour of Agent or Lenders, all pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Body or any other Person, except those referred to in Section 2.1, all of which will have been duly obtained, made or
               -----------
complied with prior to the Closing Date and which are in full force and effect. Each of the Loan Documents has been duly executed and delivered by each Loan Party that is a party thereto, and each constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and principles of equity.

     SECTION 3.4    Financial Statements and Projections.  Borrower has
                    ------------------------------------
delivered the Financials and Projections identified in Schedule 3.4 (which
                                                       ------------
Projections are attached hereto as Exhibit 3.4), and each of such Financials and
                                   ------------
Projection complies with the description thereof contained in Schedule 3.4.
                                                              ------------

     SECTION 3.5    Material Adverse Change.  As of the date hereof, Borrower
                    -----------------------
has no material obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the audited December 31, 1993 balance sheet of Tyco Parent and its Subsidiaries, except for those which were exercised or entered into in the ordinary course of Borrower's business. As of the date hereof, there has been no material deviation from the Projections. Except as otherwise permitted hereunder or as set forth in Schedule 3.5, no Restricted Payment has been made
                             ------------
since September 30, 1994, and no shares of Stock of Borrower or any of its Subsidiaries have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower or any of its Subsidiaries. Except as set forth in Schedule 3.5, since September 30, 1994, no event has occurred
                ------------
which would result in a Material Adverse Effect (it being understood that the financial results described in Tyco Parent's press release of October 25, 1994 shall not constitute a Material Adverse Effect so long as Agent shall have determined, after due diligence, that the results described therein reflect completely and accurately, in all material respects the actual results for the period covered).

     SECTION 3.6    Ownership of Property; Liens.  Neither Borrower nor any of
                    ----------------------------
its Subsidiaries owns any real property.  The real estate listed in Schedule 3.6
                                                                    ------------
constitutes all of the real property leased, or used in Borrower's or any of its Subsidiaries' business. Borrower or one of its Subsidiaries holds (a) valid and, subject to receipt of any necessary consent of any lessor thereunder, marketable leasehold interests in all Leases (both as lessee and sublessee or assignee) as described in Schedule 3.6, and (b) good and, subject to receipt of
                          ------------
any necessary consent of any lessor thereunder, marketable title to, or valid leasehold interests in, all of their other properties and assets. None of the properties and assets of Borrower or any of its Subsidiaries is subject to any Liens, except Liens permitted by Section 6.7.
                                                                    -----------
Borrower and each of its Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect Borrower's and each of its Subsidiaries' right, title and interest in and to all such real estate and other assets or property. Except as described in Schedule 3.6, (a) neither Borrower
                                            ------------
nor any of its Subsidiaries nor, to Borrower's knowledge, any other party to any such Lease described in Schedule 3.6 is in default of its obligations thereunder
                        ------------
or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease; (b) neither Borrower nor any of its Subsidiaries owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property; and (c) no portion of any real property leased by Borrower or any of its Subsidiaries has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored to good operating condition, except as notified by Borrower to Agent and Lender. All Governmental Approvals required to have been issued or appropriate to enable the real property subject to the Leases to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect.

     SECTION 3.7    Restrictions; No Default; Material Contracts.  No contract,
                    --------------------------------------------
lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound or affected and no provision of any charter, corporate restriction or Applicable Laws has resulted in or will result in a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in material default and, to Borrower's knowledge, no third party is in material default, under or with respect to any material contract, agreement, lease or other instrument to which Borrower or any of its Subsidiaries is a party. No Default has occurred and is continuing. Schedule 3.7, as supplemented from time to time by written
             ------------
disclosures to Agent, sets forth a complete and accurate list of all Material Contracts. Borrower and each of its Subsidiaries is in compliance in all material respects with (i) all material licence agreements to which it is a party or bound by, (ii) its obligations to make royalty payments to other Persons and (iii) the terms and conditions of its insurance coverage and policies therefor.

     SECTION 3.8    Labor Matters.  Except as set forth in Schedule 3.8, there
                    -------------                          ------------
are no material strikes or other labor disputes against Borrower or any of its Subsidiaries that are pending or, to Borrower's knowledge, threatened. Hours worked by and payment made to employees of Borrower and its Subsidiaries have not been in violation of any Applicable Laws which would have a Material Adverse Effect. All material payments due from Borrower or any of its Subsidiaries on account of employee insurance of every kind have been paid or accrued as a liability on the books of Borrower or its applicable Subsidiary, as applicable. Except as set forth in Schedule 3.8, neither Borrower nor any of its
                       ------------
Subsidiaries has any material obligation under any collective bargaining agreement, management agreement, or any employment agreement, and a correct and complete copy of each agreement listed on Schedule
                                                                       --------
3.8 has been provided to Agent.  There is no material organizing activity
- ---
involving Borrower or any of its Subsidiaries pending or, to Borrower's knowledge, threatened by any labor union or group of employees. Except as set forth in Schedule 3.13, neither Borrower nor any of its Subsidiaries has made a
         -------------
pending demand for recognition, and, there are no material complaints or charges against Borrower or any of its Subsidiaries pending or threatened to be filed with any Governmental Body or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by Borrower or any of its Subsidiaries of any individual.

     SECTION 3.9    Ventures, Subsidiaries and Equity Investments; Outstanding
                    ----------------------------------------------------------
Stock and Indebtedness.  Borrower has no Subsidiaries other than those
- ----------------------
Subsidiaries set forth on Schedule 3.9 and, except as set forth in Schedule 3.9,
                          ------------                             ------------
neither Borrower nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person or has any equity interest in any other Person. The Stock of Borrower and each of its Subsidiaries owned by each of the stockholders thereof named in Schedule 3.9 constitutes all of the issued and
                              ------------
outstanding Stock of such Persons and all such Stock is duly and validly issued, fully paid and non-assessable. Except as set forth in Schedule 3.9, there are
                                                       ------------
no outstanding rights to purchase options, warrants or similar rights, agreements or plans pursuant to which Borrower or any of its Subsidiaries may be required to issue, sell or purchase any Stock. Schedule 3.9 lists all
                                                ------------
outstanding Stock of Borrower and each of its Subsidiaries as of the Closing Date and all Indebtedness of Borrower and each of its Subsidiaries immediately prior to the time of closing on the Closing Date.

     SECTION 3.10   Taxes.  All Tax Returns required to be filed by or on behalf
                    -----
of Borrower or any of its Subsidiaries have been accurately prepared, duly executed and filed within the prescribed period. All information provided in such Tax Returns pertaining to Borrower or any of its Subsidiaries is true, complete and accurate in all material respects. All Taxes attributable to each of Borrower and its Subsidiaries that were due and payable have been paid (except Taxes being contested pursuant to Section 5.2) and adequate provision
                                          -----------
has been made on the books of Borrower and each of its Subsidiaries in accordance with GAAP for all Taxes payable for the current or a prior year which are not yet due. As of the Closing Date, Borrower has received notices of assessment up to the 1991 taxation year from the Government of Ontario, the Government of Quebec and the Government of Canada. Except as set out in
Schedule 3.10, as such Schedule may, with respect to this sentence, be updated
- -------------
from time to time without (except as provided below) the consent of Agent or Lenders by Borrower in a writing delivered to Agent and Lenders, neither Borrower nor any of its Subsidiaries has received any notice of assessment of additional taxes or any other claim or notice of any nature whatsoever that any Tax or additional Tax is due which has not been paid or otherwise finally settled or satisfied (it being agreed that any update of Schedule 3.10 with
                                                         -------------
respect to any material assessment or any other material claim shall require the consent of the Required Lenders). Except as set out in Schedule 3.10, as such
                                                        -------------
Schedule may, with respect to this sentence, be updated from time to time without (except as provided below) the consent of Agent or Lenders by Borrower in a writing delivered to Agent and Lenders, there are no actions, suits, proceedings, investigations or claims, threatened or pending in respect of any Taxes, nor are there any matters under discussion with any Governmental Body relating to any Taxes asserted by any such body (it being agreed that any update of Schedule 3.10 with respect to any material
                                -------------
actions, suits, proceedings investigations or claims, threatened or pending, or any material matters under discussion, shall require the consent of the Required Lenders). Each of Borrower and its Subsidiaries has withheld from its employees, customers and any other applicable payees (and timely paid to the appropriate Governmental Body) the proper and accurate amount of all Taxes and other amounts required to be withheld or collected and remitted in compliance with all Applicable Laws. There are no Liens for Taxes on the assets of any of Borrower or its Subsidiaries except for Liens for Taxes not yet due. Neither Borrower nor its Subsidiaries have executed or filed with Revenue Canada or any other Governmental Body any agreement, waiver or other document extending or having the effect of extending the period for assessment, reassessment or collection of any Taxes or the filing of any Tax Returns.

     SECTION 3.11   No Foreign Business.  Neither Borrower nor any of its
                    -------------------
Subsidiaries carries on any business, employs any employees or owns any material assets outside Canada.

     SECTION 3.12   Benefit and Pension Plans.  Neither Borrower nor any of its
                    -------------------------
Subsidiaries has made at any time any improper withdrawal or application of assets in respect of any Canadian Pension Plan to which Borrower has made at any time contributions or which Borrower has maintained at any time. Neither Borrower nor any of its Subsidiaries maintains or contributes to any Canadian Pension Plan. Schedule 3.12 sets forth all Canadian Benefit Plans. No promises
               -------------
of benefit improvements under the Canadian Benefit Plans have been made except where such improvement could not have a Material Adverse Effect. All contributions or premiums required to be made by Borrower and each of its Subsidiaries to the Canadian Benefit Plans have been made in a timely fashion in accordance with the terms of such plans and all Applicable Laws. All employee contributions to the Canadian Benefit Plans by way of authorized payroll deduction have been properly withheld by Borrower and each of its Subsidiaries and fully paid into such plans. There have been no improper withdrawals or applications of the assets of the Canadian Benefit Plans. Each of the Canadian
Benefit Plans is fully funded.   Neither Borrower nor any of its Subsidiaries is
a party to, employs any employees who are participants in or has taken any action which may have the effect of acknowledging, accepting or creating any liability whatsoever under or in respect of any employee benefit plan which is governed by ERISA. None of the assets of Borrower or any of its Subsidiaries is subject to any Lien in favour of the PBGC or any other Person in connection with any liability under or in connection with ERISA.

     SECTION 3.13   No Litigation.  Except as set forth in Schedule 3.13, no
                    -------------                          -------------
action, claim or proceeding is now pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against Borrower or any of its Subsidiaries, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Body or before any arbitrator or panel of arbitrators (a) which challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) which if determined adversely, is reasonably likely to have a Material Adverse Effect.
To the knowledge of Borrower and its Subsidiaries, there does not exist a state of facts which is reasonably likely to give rise to such proceedings. Except as set forth in Schedule 3.13, neither Borrower nor any of its Subsidiaries is a
             -------------
party to any consent order.

     SECTION 3.14   Brokers.  No broker or finder acting on behalf of Borrower
                    -------
brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or the transactions contemplated by the Loan Documents or the transactions contemplated thereby and Borrower has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     SECTION 3.15   Patents, Trademarks, Copyrights and Licenses.  The sole
                    --------------------------------------------
interest that Borrower or any of its Subsidiaries has in any Intellectual Property is the right to use certain Intellectual Property under the Distribution Agreement. Borrower's rights to use certain Intellectual Property under the Distribution Agreement give to Borrower all the rights which Borrower requires to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which Intellectual Property is listed by type of property, together with the owner thereof, in

Schedule 3.15.  Following the Closing Date, Schedule 3.15 has been updated by
- -------------                               -------------
Borrower to reflect promptly any change therein. Each of Borrower and its Subsidiaries conducts business without infringement or claim of infringement of any Intellectual Property of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. Except as set forth in Schedule 3.15, to Borrower's knowledge, there is no infringement or
             -------------
claim of infringement by others of any Intellectual Property used by Borrower or any of its Subsidiaries.

     SECTION 3.16   Full Disclosure.  No information contained in this
                    ---------------
Agreement, the other Loan Documents, the Financials or any written statement furnished by or on behalf of Borrower or any Affiliate thereof pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including the Projections) furnished by or on behalf of Borrower and made available to Agent or any Lender relating to the financial condition, operations, business, properties or prospects of Borrower (a) all facts stated as such therein are true and complete in all material respects, (b) all facts upon which the forecasts or projections therein contained are based are true and complete in all material respects and no material fact was omitted therefrom, (c) all assumptions made on that basis are reasonable under the circumstances and are disclosed therein, and (d) the forecasts or projections are reasonably based on those facts and assumptions. With respect to any such forecasts or projections made available to Agent or any Lender after the Closing Date, the foregoing clauses (a) through (d) shall be true and correct in all respects as of the date of such projections or forecasts.

     SECTION 3.17   Environmental Matters.  Except as disclosed in Schedule
                    ---------------------                          --------
3.17:

     (a) all Facilities and the Undertaking have been, and continue to be, owned, leased, managed, controlled or operated, and have been and are now in compliance with all Environmental Laws;

     (b) Borrower and each of its Subsidiaries have obtained all Governmental Approvals which they require under Environmental Laws in respect of the Facilities and the Undertaking. The Undertaking has been conducted in compliance with all such Governmental Approvals and all such Governmental Approvals are valid and in full force and effect;

     (c) neither Borrower nor any of its Subsidiaries has received any notice, nor is any aware of any proposal, to amend, revoke or replace any Governmental Approval under Environmental Laws, or requiring the issue of any such additional Governmental Approval in respect of the Facilities or the Undertaking;

     (d) Borrower and each of its Subsidiaries and their predecessors in title have carried on or are carrying on, as the case may be, the Undertaking in a manner which would permit the issue, maintenance, renewal or reissue of all Governmental Approvals required under the Environmental Laws in respect of the Facilities and the Undertaking;

     (e) no notice, citation, summons or order has been issued, no complaint has been filed, no administrative or legal proceedings have been instituted and no penalty has been assessed and no environmental investigation or review is pending or threatened by any Governmental Body with respect to any alleged (1) violation by Borrower or any of its Subsidiaries of any Environmental Law with respect to the Facilities or the Undertaking; or (2) failure by Borrower or any of it Subsidiaries to have any Governmental Approval which any of them is required to have under the Environmental Laws in respect of the Facilities or the Undertaking; or (3) violation of or failure by Borrower or any of its Subsidiaries to comply with any Governmental Approval which any of them is required to have under the Environmental Laws in respect of the Facilities or the Undertaking;

     (f) neither Borrower nor any of its Subsidiaries or predecessors in title is or has been on notice of, or subject to, a claim, administrative order or other demand either to take decontamination or restoration or other action under any Environmental Laws, or to reimburse any Person who has taken such action, in connection with a Facility or other property or is or has been the object of any stop order, control order, directive, order, programme approval, certificate or depollution programme relating to an Environmental Activity or any other environmental matter which mandates any work, repairs, construction, modifications, capital expenditures or any preparation of contingency plans binding upon Borrower or any of its Subsidiaries;

     (g) neither Borrower nor any of its Subsidiaries nor any predecessor in title has, contrary to any Environmental Laws, used, generated, treated, stored, recycled, reused or Discharged any Contaminant in, on, under, or from any property now or previously owned, operated, leased or occupied by Borrower or any of its Subsidiaries or any predecessor in title;

     (h) each of Borrower and its Subsidiaries and their predecessors in title has reported promptly to appropriate Governmental Bodies the occurrence of any Environmental Activity or any other event where required to do so by Environmental Laws in respect of any of the Facilities and the Undertaking;

     (i) there are no environmental Liens or registrations under any Environmental Laws on any Facility and no actions have been taken which could subject any Facility to such environmental Liens or registrations;

     (j) there is no fact, condition or circumstance relating to the Facilities or the Undertaking that could reasonably be expected to result in a Material Adverse Effect as a result of non-compliance with any Environmental Laws;

     (k) neither Borrower nor any of its Subsidiaries has any liability or contingent liability under any Environmental Laws in connection with the Facilities or the Undertaking constituting a Material Adverse Effect (whether or not such contingent liability is required under GAAP to be reflected in the financial statements of Borrower or any Subsidiary); and

     (l) there are no unauthorized locations in Canada and the United States to which Contaminants have been shipped or disposed of by any of Borrower or its Subsidiaries. All facilities and all transporters and handlers engaged by Borrower or its Subsidiaries to transport or dispose of any Contaminants had, at the time of shipment or disposal, all required Governmental Approvals.

     SECTION 3.18   Insurance Policies.  Schedule 3.18 lists all insurance of
                    ------------------   -------------
any nature maintained as of the Closing Date for current occurrences by Borrower and each of its Subsidiaries. Such insurance complies with and shall at all times comply with the standards set forth in Annex F.
                                             -------

     SECTION 3.19   Deposit and Disbursement Accounts.  Schedule 3.19 lists all
                    ---------------------------------   -------------
banks and other financial institutions at which Borrower and each of its Subsidiaries maintains deposits and/or other accounts, including the Blocked Account and the Disbursements Accounts, and such Schedule correctly identifies the name, address and telephone number of each such financial institution, the name in which the account is held, a description of the purpose of the account, and the complete account number.

     SECTION 3.20   Existing US Credit Agreement.  The Existing US Credit
                    ----------------------------
Agreement in the original form executed as of June 3, 1992 was in effect on August 15, 1992 without any amendment or modification thereto. Immediately prior to the Closing Date, Borrower was a

"Credit Party", "Guarantor" and "Subsidiary Guarantor", all as defined in the Existing US Credit Agreement. Borrower has not granted to any lender (or agent thereof) under the Existing US Credit Agreement a Lien in any of its assets. Borrower has not entered into any "Bank Agency Agreement" (as defined in the Existing US Credit Agreement) under the Existing US Credit Agreement.

     SECTION 3.21   Subordinated Debt.  The Obligations of Borrower and each
                    -----------------
other Loan Party are "Senior Indebtedness of a Guarantor" as defined in the Tyco Parent Senior Subordinated Note Indenture. The payment of the obligations of Borrower and any other Loan Party under any guarantee of any of the notes issued pursuant to the Tyco Parent Senior Subordinated Note Indenture are junior and subordinate to the payment of the Obligations.

     SECTION 3.22   Promissory Notes and Pledge.  Each loan or advance, now
                    ---------------------------
existing or hereafter made or permitted to be made hereunder, by Borrower or any of its Subsidiaries, and each intercompany payable now or hereafter owing to Borrower or any of its Subsidiaries, is evidenced by a promissory note, in form and substance satisfactory to Agent, which note is pledged to Agent pursuant to the Security Agreement whereby Agent has obtained a first priority perfected Lien in such promissory notes.

     SECTION 3.23   Inventory.  All Inventory purchased by Borrower or any of
                    ---------
its Subsidiaries is purchased free and clear of any and all adverse claims. All Affiliates of Borrower from whom Borrower purchases Inventory have duly executed Supplier Waivers and Assignments which are enforceable against such Affiliates. Borrower has delivered to Agent those Supplier Waivers and Assignments.

     SECTION 3.24   Deemed Repetition.  In all material respects, the
                    -----------------
representations and warranties contained in Section 3.1 through Section 3.23
                                            -----------         ------------
inclusive shall be deemed to be repeated on each date on which a Revolving Credit Advance is made as if made on such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein permitted or contemplated by this Agreement.


                                   ARTICLE 4

                      FINANCIAL STATEMENTS AND INFORMATION

     SECTION 4.1    Reports and Notices.  Borrower covenants and agrees that
                    -------------------
from and after the Closing Date and until the Termination Date, it shall deliver to Agent and each Lender the Financial Statements, Projections and notices at the times and in the manner set forth in Annex E.
                                         -------

     SECTION 4.2    Communication with Accountants.  Borrower authorizes Agent,
                    ------------------------------
each Lender and each participant under the Participation Agreement to communicate with its and its Subsidiaries' independent certified public accountants and authorizes or will arrange for authorization for those accountants to make available to Agent, each Lender and each participant under the Participation Agreement any and all financial statements and other supporting financial documents and schedules with respect to the business, financial condition and other affairs of Borrower and its Subsidiaries, in each instance, provided that Agent, such Lender or such participant shall (i) give Borrower prior notice of each intended communication with such accountants and of each request to have such accountants make available to Agent, such Lender or such participant any such financial information and material and (ii) permit a representative of Borrower to be present at any such communication or making available of financial information and material. At or before the Closing Date, Borrower shall deliver a letter addressed to and acknowledged by such accountants (such acknowledgement to be made in favour of Agent, Lenders and participants under the Participation Agreement) instructing them to make available to Agent, Lenders and participants under the Participation Agreement such information and records as Agent, Lenders and participants under the Participation Agreement may reasonably request and to otherwise comply with the provisions of this Article 4 and a similar letter of
                                             ---------
Tyco Parent's accountants delivered under the US Credit Agreement (such letters, the "Accountants' Letters"). After the Closing Date, if Tyco Parent or Borrower engages the services of accountants other than Deloitte & Touche, Borrower shall deliver or cause to be delivered a letter addressed to, and acknowledged by, such accountants (such acknowledgement to be made in favour of Agent, Lenders and participants under the Participation Agreement) containing the same terms and provisions as the applicable Accountant's Letter. Borrower shall deliver to Agent a copy of such letter so acknowledged by such accountants prior to the engagement by Tyco Parent or Borrower of such accountants.


                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS

     Borrower acknowledges that it controls its Subsidiaries, if any. To the extent that the provisions of this Agreement impose obligations or restrictions of any nature or kind on the Subsidiaries of Borrower, including the covenants contained in Articles 5 and 6, the Borrower shall be obligated to Agent and
             ----------     -
Lenders to cause its Subsidiaries to comply with such obligations and restrictions. Borrower covenants and agrees that, unless Required Lenders shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     SECTION 5.1    Maintenance of Existence and Conduct of Business.  Each of
                    ------------------------------------------------
Borrower and its Subsidiaries shall: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence;
(b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its material Intellectual Property, and preserve all the remainder of its property (unless obsolete), in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;
(d) keep and maintain its Equipment and fixtures in good operating condition (taking into consideration ordinary wear and tear) sufficient for the continuation of Borrower's business conducted on a basis consistent with past practices and shall provide or arrange for all maintenance and service and all repairs necessary for such purpose; and (e) transact business only under the names set forth in Schedule 3.2 (unless Borrower provides Agent with not less
                   ------------
than 30 days prior notice of use of another name).

     SECTION 5.2    Payment of Obligations, Charges and Claims.  Each of
                    ------------------------------------------
Borrower and its Subsidiaries shall pay and discharge in accordance with the terms thereof: (a) all its Indebtedness and Obligations, as and when due and payable, (b) all Charges imposed upon it or its income and profits, or any of its property (real, personal or mixed), and (c) all lawful claims for labor, materials, supplies and services or otherwise, which if unpaid might by law become a Lien on its property; provided, that Borrower or any of its
                               --------
Subsidiaries shall not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof (i) no Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding unless the full amount of such Charge or claim is covered by insurance satisfactory in all respects to Agent, and (vi) Borrower or its applicable Subsidiary, as appropriate, shall promptly pay or discharge such contested Charges and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower or its Subsidiaries, as appropriate.

     SECTION 5.3    Books and Records.  Each of Borrower and its Subsidiaries
                    -----------------
shall keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials.

     SECTION 5.4    Litigation.  Borrower shall notify Agent and each Lender in
                    ----------
writing, promptly upon learning thereof, of any litigation, Claim or other action commenced or threatened against Borrower or any of its Subsidiaries, and of the institution against any such Person of any suit or administrative proceeding which (a) is reasonably likely to involve an amount in excess of $100,000, or the Equivalent Amount thereof, individually or (to the extent litigation, Claims or other actions are related) in the aggregate or (b) is reasonably likely to result in a Material Adverse Effect if adversely determined.

     SECTION 5.5    Insurance.
                    ---------

     (a) Each of Borrower and its Subsidiaries shall, at their sole cost and expense maintain or cause to be maintained, the policies of insurance in such amounts and as otherwise described in Annex F. Borrower shall notify Agent
                                      -------
promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline, except as specified otherwise in Annex F. Borrower (for
                                                       -------
itself and its Subsidiaries) hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent on behalf of Lenders. Borrower (for itself and its Subsidiaries) irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as such Person's true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of such Person on any cheque, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent or Lenders, without waiving or releasing any Obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent or Lenders deem advisable. All sums so disbursed, including reasonable counsel fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to Agent on behalf of Lenders and shall be additional Obligations hereunder secured by the Collateral, provided, that if and to the
                                                 --------
extent Borrower fails to promptly pay any of such sums upon Agent's demand therefor, Agent is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment thereof.

     (b) Agent and Required Lenders reserve the right at any time, upon review of the risk profile of Borrower and its Subsidiaries, to require additional forms and limits of insurance to, in Agent's or Required Lenders' sole opinion, adequately protect the interests of Agent and Lenders. Borrower shall, if so requested by Agent, deliver to Agent, as often as Agent may request, a report of a reputable insurance broker satisfactory to Agent with respect to its insurance policies.

     (c) Borrower shall deliver to Agent endorsements to all of its and its Subsidiaries' (i) "All Risk" and business interruption insurance naming Agent on behalf of Agent and Lenders as loss payee, and (ii) general liability and other liability policies naming Agent on behalf of Agent and Lenders as additional insureds.

     (d) Prior to or contemporaneously with the amendment, supplementation or other modification of Borrower's insurance coverage under which Agent is to be named as a loss payee under the terms of this Agreement, Borrower agrees to deliver to Agent (i) an Assignment of Monies Payable Under Insurance Policies duly executed by Borrower; (ii) a duly executed confirmation of the applicable insurer confirming the receipt of the transfer and assignment and authorization provided for in such Assignment of Monies Payable Under Insurance Policies and the duly executed agreement of the applicable insurer to pay all proceeds of insurance in accordance with same; and
(iii) a legal opinion of counsel acceptable to Agent in form and substance acceptable to Agent as to the Assignment of Monies Payable Under Insurance Policies being enforceable against Borrower.

     SECTION 5.6    Compliance with Laws.  Each of Borrower and its Subsidiaries
                    --------------------
shall comply in all material respects with all Applicable Laws, including those regarding the withholding, collection, payment and deposit of employee's income, unemployment insurance or other benefits and social security, except (other than with respect to those Applicable Laws with which the failure to so comply would result in a Lien against any of the Borrower's or any of its Subsidiaries' property or assets) when the failure to so comply could not reasonably be expected to result in a Material Adverse Effect and would not reasonably likely subject Borrower or any of its Subsidiaries to any criminal penalties (other than non-material fines) or the Agent or any Lender to any civil or criminal penalties.

     SECTION 5.7    Agreements.  Each of Borrower and its Subsidiaries shall
                    ----------
perform and comply with, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including any Material Contracts, leases, licences and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Each of Borrower and its Subsidiaries shall take such actions or omit to take such actions so as not to cause a breach of the representations and warranties hereunder and under the other Loan Documents.

     SECTION 5.8    Supplemental Disclosure.  On the request of Agent or any
                    -----------------------
Lender, at any time after an Event of Default has occurred which is continuing and, otherwise, not more than once a calendar quarter (in the event that such information is not otherwise delivered by Borrower to Agent or Lenders pursuant to this Agreement), Borrower will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided, that any supplement to such Schedule or
                             --------
representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent and Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by Lenders of any Default disclosed therein. Borrower shall, if so requested by Agent or Required Lenders, furnish to Agent and Lenders as often as they reasonably request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent or Required Lenders may reasonably request, all in reasonable detail, and Borrower shall advise Agent and Lenders promptly, in reasonable detail, of (a) any Lien, other than as permitted pursuant to Section 6.7,
                      -----------
attaching to or asserted against any of the Collateral, (b) any material change in the composition of the Collateral, and (c) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or Agent's Lien thereon.

     SECTION 5.9    Environmental Matters.
                    ---------------------

     (a) Each of Borrower and its Subsidiaries (1) shall be at all times in compliance in all material respects with all Environmental Laws, and (2) shall similarly ensure that the Facilities and the Undertaking are in compliance with all Environmental Laws and that no Contaminants are, contrary to any Environmental Laws, Discharged, generated, used, stored, transported or otherwise dealt with thereon or in connection therewith.

     (b) Borrower shall deliver to Agent promptly following the completion thereof a copy of any environmental assessments or audits that it or any of its Subsidiaries conducts or has conducted by a third party. Should any event occur which Agent, in its discretion, acting reasonably, deems to require an Environmental Assessment, Borrower shall, upon the request of Agent, provide to Agent an Environmental Assessment concerning any Facility or element of the Undertaking, which Environmental Assessment must prove satisfactory to Agent, acting reasonably. If Borrower does not initiate such Environmental Assessment within 30 days of Agent's request and diligently proceed with such Environmental Assessment thereafter, Agent may, but is not required to, retain an independent, qualified engineer or environmental consultant to conduct the Environmental Assessment. Each of Borrower and its Subsidiaries shall grant full and complete access to the Facilities, including, but not limited to, the right to enter upon, investigate, and collect air, surface water, groundwater, and soil samples, provided, that such entry, investigation and sampling shall not unduly
         --------
interfere with the normal business and operations of Borrower and its Subsidiaries. All costs of such an Environmental Assessment will be paid by Borrower.

     (c) Borrower shall promptly, and in any event within five Business Days, notify Agent of any written notice or communication received by Borrower or any of its Subsidiaries of the following:

          (i) any report of any Environmental Activity relating to the Facilities or the Undertaking, made by or known or which should be known to Borrower, to a Governmental Body pursuant to any applicable Environmental Laws or Governmental Approvals;

          (ii) any notification to Borrower or any of its Subsidiaries by a Governmental Body to the effect that: (1) it intends to cancel, suspend or refuse to renew a Governmental Approval relating to Environmental Laws or has so cancelled, suspended or refused to renew the same; (2) it intends to impose or has imposed terms, provisions, conditions or limitations in a Governmental Approval relating to Environmental Laws; (3) it has imposed or intends to impose any order, requirement, directive, program approval or certificate relating to Environmental Laws which mandates any work, repairs, construction, stand-by equipment, modifications or capital expenditure; (4) it has imposed or intends to impose any stop order or control order under an Environmental Law relating to Borrower or any of its Subsidiaries; or (5) Borrower or any of its Subsidiaries may be liable, in whole or in part, for any remedial action, including decontamination or restoration work;

         (iii) any investigation, inquiry, search (whether effected pursuant to a search order, search warrant or powers conferred by statute), characterization work, sampling, excavation or drilling by a Governmental Body relating to any Environmental Activity or other environmental matter concerning Borrower or any of its Subsidiaries, but not including routine and periodic inspections or site visits by members of a Governmental Body dealing with pollution abatement;

          (iv) any administrative or judicial complaint or order filed against Borrower or any of its subsidiaries alleging violation of any Environmental Laws or Governmental Approval;

          (v) any injunction, prosecution, action, charge or proceeding, whether before a court or a regulatory body, dealing with Environmental Laws;

          (vi) any request or order by a Governmental Body that Borrower or any of its Subsidiaries perform any evaluation, assessment, characterization work, study or test relating to any Environmental Activity;

         (vii) any change in Governmental Approvals issued to Borrower or any of its Subsidiaries applicable to the generation, transportation, storage or disposal by Borrower or any of its Subsidiaries of Contaminants which reasonably could be expected to have a Material Adverse Effect; and

        (viii) any process, investigation or order which could result in liability to Borrower or any of its Subsidiaries for any clean-up or remedial action, including decontamination or restoration work, associated with any Environmental Activity relating to any Facility or the Undertaking or for any damages resulting from such Environmental Activity.

     (d) Borrower shall, upon receiving a written request therefor from Agent, within 90 Business Days of delivering to Agent a notice mentioned in Section
                                                                     -------
5.9(c), deliver to Agent a written estimate, prepared by an independent
- ------
environmental consulting firm and in form and substance satisfactory to Agent, of the cost of the action, works or measures required pursuant to an Environmental Law and mentioned in such notice.

     (e) Borrower shall promptly, and in any event within five Business Days, forward to Agent a copy of any permit or application obtained or filed by Borrower or any of its Subsidiaries under any Environmental Laws to the extent that failure to hold or apply for the same could have a Material Adverse Effect.

     (f) Borrower shall, to the extent permitted by Applicable Laws, indemnify the Lender and Agent, their respective directors, officers, employees, agents, shareholders and other Affiliates, and shall hold each of them harmless from and against any and all losses, liabilities, damages, costs, penalties, fines, expenses and claims of any and every kind whatsoever, including without limitation, from and against:

          (i) the reasonable cost of defending and/or counter-claiming or claiming over against third parties in respect of any action or matter relating to any Facility or the Undertaking, and

          (ii) any cost, liability or damage arising out of the disposition or settlement of any action entered into by Agent relating to any Facility or the Undertaking, and which at any time or from time to time may be paid or incurred by, or asserted against, any of them for, with respect to or as a direct or indirect result of
(A) any Environmental Activity by Borrower or any of its Subsidiaries or any of their predecessors in title in contravention of an Environmental Law, (B) failure on the part of Borrower or any Subsidiaries or any of their predecessors in title to comply with any Environmental Laws and (C) any misrepresentation, breach of warranty or breach of covenant on the part of Borrower or any of its Subsidiaries with respect to environmental matters. This indemnification shall survive the Termination Date. To the extent that this indemnification may be unenforceable because it violates any law or public policy, Borrower will contribute the maximum portion which it is permitted to pay and satisfy under Applicable Laws to the payment and satisfaction of all indemnified matters incurred by any Person contemplated by this indemnification.

     SECTION 5.10   Securities Regulatory Filings; Certain Other Notices.
                    ----------------------------------------------------
Borrower shall provide to Agent (a) promptly, after the filing thereof with any securities regulatory authority, a copy of each material report, notice or other filing, if any, made by Borrower or any of its Subsidiaries with such regulatory authority and (b) a copy of each material written communication received by Borrower or any of its Subsidiaries from or delivered by Borrower or any of its Subsidiaries to (i) any securities regulatory authority or (ii) any holder of Stock of Borrower, in each case, promptly after each such receipt or delivery.

     SECTION 5.11   Canadian Benefit Plans.  Borrower shall deliver to Agent
                    ----------------------
notification within 30 days of any material increases in the benefits of any existing Canadian Benefit Plan, or the establishment of any new Canadian Benefit Plan, or the commencement of contributions to any such plan to which Borrower or any of its Subsidiaries was not previously contributing.

     SECTION 5.12   Landlord, Warehouseman/Bailee and Mortgagee Agreements.
                    ------------------------------------------------------
Borrower shall, unless otherwise agreed to by Agent in writing, obtain or cause to be obtained a landlord agreement or warehouseman/bailee agreement, in each case in form and substance acceptable to Agent, with the lessor of each present or future leased premises of Borrower or any of its Subsidiaries or the warehouseman of each present or future warehouse in which Collateral is located at any time, as applicable, together with a mortgagee consent and agreement, in form and substance satisfactory to Agent, with each mortgagee of each such leased premises; provided, however, no landlord agreement or mortgagee consent
                 --------
and agreement shall be required in respect of Borrower's leased premises at 4190 Thimens Boulevard, St. Laurent, Quebec so long as the nature of Borrower's business conducted at such premises does not change following the Closing Date and the amount of the Collateral located at such premises is less than Cdn$100,000.

     SECTION 5.13   Certain Obligations Respecting Subsidiaries.  Each of
                    -------------------------------------------
Borrower and its Subsidiaries shall take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a direct or indirect wholly owned Subsidiary of Borrower and is owned directly or indirectly only by Borrower.

     SECTION 5.14   Application of Proceeds.  Borrower shall use the proceeds of
                    -----------------------
Revolving Credit Advances as provided in Section 1.4.
                                         -----------

     SECTION 5.15   Fiscal Year.  Borrower shall maintain as its Fiscal Year the
                    -----------
calendar year.

     SECTION 5.16   Report to Other Creditors.  Borrower shall provide to Agent
                    -------------------------
copies of any statement or report provided to any other party by Borrower or any of its Subsidiaries pursuant to the terms of each contract or agreement relating to Indebtedness of Borrower or any of its Subsidiaries and not otherwise required to be provided to Agent pursuant to this Agreement promptly following the provision to such other party.

     SECTION 5.17   Casualty and Condemnation.
                    -------------------------

     (a) Borrower shall promptly notify Agent of any loss, damage, or destruction to any Collateral or arising from its use, whether or not covered by insurance. Agent, on behalf of Agent and Lenders, is hereby authorized to adjust losses and collect all insurance proceeds directly. If, notwithstanding the provisions hereof which require that Agent be the sole loss payee, a check or other instrument from an insurer is made payable to Borrower or any of its Subsidiaries solely or jointly with Agent, Agent may endorse such Person's name thereon and take such other action as Agent may elect to obtain the proceeds thereof. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may apply such proceeds to the reduction of the Obligations in the manner set forth in Section 1.11 or, at
                                                            ------------
Agent's option in its sole discretion, may permit or require Borrower or the applicable Subsidiary of Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (d) below (it being agreed by Agent that so long as no Default or Event of Default shall be continuing, the Borrower or the applicable

Subsidiary of Borrower shall be entitled to use such amount of such money as shall be necessary to replace, repair or restore such Collateral, as provided in paragraph (d) below, where the amount of such money on account of a single event of loss, damage or destruction is less than $250,000 and it is reasonably expected that such replacement, repair or restoration can be completed within six months after loss, damage or destruction (and if not completed by the end of such six month period, the remaining money shall be delivered to Agent to be applied to the payment of the Obligations)). If, notwithstanding that all proceeds of insurance in respect of any Collateral shall be payable to Agent, Borrower or any of its Subsidiaries receives any proceeds of insurance in respect of any Collateral in respect of the policies required to be maintained under this Agreement, subject to the immediately preceding sentence, such proceeds shall be held in trust by Borrower, or Borrower shall cause the applicable Subsidiary of Borrower to hold in trust such proceeds, for Agent and, unless Agent otherwise permits, shall be forthwith paid over to Agent.

     (b) Borrower shall, promptly upon Borrower learning of the institution of any proceeding for the condemnation or other taking of any of its Collateral, notify Agent of the pendency of such proceeding, and agrees that Agent may participate in any such proceeding and Borrower from time to time will deliver to Agent all instruments reasonably requested by Agent to permit such participation. Agent shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in
Section 1.11 or, at Agent's option in its sole discretion, may permit or require
- ------------
Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (d) below.

     (c) Subject to the terms and conditions hereof (including Section 2.2),
                                                               -----------
after application of the proceeds of any loss or taking of any Collateral to the reduction of the Obligations pursuant to paragraphs (a) and (b) above, Borrower may borrow Revolving Credit Advances for the purpose of replacing, repairing or restoring any Collateral subject to such loss or taking in accordance with paragraph (d) below.

     (d) Any Collateral which is to be replaced, repaired or restored pursuant to paragraph (a), (b) or (c) above shall be replaced, repaired or restored pursuant to such terms and conditions as Agent may reasonably require and with materials and workmanship of substantially as good a quality as existed before such loss or taking, and each of Borrower and its Subsidiaries shall commence such replacement, repair or restoration as soon as practicable and proceed diligently with it until completion to Agent's satisfaction. Borrower shall provide to Agent written progress reports, other information and evidence of its compliance with the foregoing.

     SECTION 5.18   Intellectual Property.  If before the Obligations shall have
                    ---------------------
been satisfied in full, Borrower or any of its Subsidiaries shall (a) obtain rights to any new Intellectual Property or (b) become entitled to the benefit of any Intellectual Property, Borrower shall give to Agent prompt written notice thereof. In addition, Borrower or its applicable Subsidiary shall (i) prosecute diligently each Intellectual Property registration application pending as of the Closing Date or thereafter until the Termination Date, as is appropriate in its best interests, (ii)
make applications to register its Intellectual Property, as is appropriate in its best interests, and (iii) use its best efforts to preserve and maintain all rights in its Intellectual Property, as is appropriate in its best interests. Each of Borrower and its Subsidiaries shall, and shall instruct the solicitor or agent prosecuting or filing any Intellectual Property applications of Borrower or its applicable Subsidiary to, take all necessary steps to perfect Agent's security in the Intellectual Property that is the subject of such applications and to deliver to Agent as soon as practically possible a legal opinion from counsel, and in form and substance, satisfactory to Agent stating that Agent's security is enforceable and duly perfected. With respect to all options and licence rights of Borrower or any of its Subsidiaries constituting Intellectual Property, Borrower shall deliver to Agent, in form and substance satisfactory to Agent, an agreement duly executed by each owner and (in the case of rights sub-licensed to Borrower or any or its Subsidiaries by Persons who are not at arm's length with Borrower) licensor of such Intellectual Property substantially in the form of the Agreement Respecting Distribution Agreement, together with a legal opinion relating to such security from counsel, and in form and substance, satisfactory to the Agent in its discretion. Neither Borrower nor any of its Subsidiaries shall abandon any right to file or register any Intellectual Property material to its business without the consent of Agent. At any time after the occurrence and during the continuance of an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name, on its behalf and on behalf of Lenders, to enforce all Intellectual Property of Borrower or any of its Subsidiaries and, if Agent shall determine that it shall commence any such suit, each of Borrower and its applicable Subsidiary shall do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and each of Borrower and its applicable Subsidiary shall, promptly, upon demand from Agent, reimburse and indemnify Agent for all reasonable costs and expenses incurred by Agent in the exercise of its rights under this Section 5.18.
                                  ------------

     SECTION 5.19   New Locations.  Borrower shall advise Agent in writing not
                    -------------
less than 30 days prior to Borrower or any of its Subsidiaries (a) changing the location of any of their executive offices or principal places of business or acquiring any new such locations, other than those set forth in Schedule 3.2, or
                                                                ------------
(b) keeping, maintaining or storing Inventory at any location other than the locations listed in Schedule 3.2; provided, in each case, that any such new
                    ------------  --------
location must be within the Province of Ontario, Canada. Before changing any such location or acquiring another such location (whether by purchase, lease or otherwise), Borrower shall provide Agent and Lenders with such charges, assignments, landlord agreements, warehouseman/bailee agreements, mortgagee consents and agreements (as contemplated by Section 5.12) and legal opinions as
                                            ------------
Agent may reasonably require in order to assure and maintain the first priority, perfected Lien on the Collateral, subject only to other Liens permitted by
Section 6.7, and to assure access thereto.
- -----------

     SECTION 5.20   Security.
                    --------

     (a) Each of Borrower and its Subsidiaries shall defend the Lien granted pursuant to the Loan Documents against claims and demands of all Persons whomsoever. Each of Borrower and its Subsidiaries shall maintain the Collateral so as not to be co-mingled with the assets of any other Person thereby becoming indistinguishable from that of another Person. Borrower will advise Agent in writing of any material change to or material acquisition of Collateral within two Business Days of such material change or acquisition.
Upon the request of Agent, Borrower will furnish to Agent statements and schedules further identifying and describing Collateral.

     (b) Borrower shall, at the request of Agent, as soon as possible deliver to Agent (i) such security agreements, financing statements and other documents as Agent may request in order to grant to Agent a first ranking Lien (subject only to other Liens permitted by Section 6.7) in the Collateral situated in the
                            -----------
Northwest Territories and (ii) a legal opinion relating to such security, from counsel, and in form and substance, satisfactory to Agent in its discretion, if at any time the amount of Accounts arising from Account Debtors of Borrower or any of its Subsidiaries located in the Northwest Territories exceeds $100,000.

     (c) If Borrower or any of its Subsidiaries acquires after the Closing Date any property, real or personal, tangible or intangible, not subject to the Lien granted pursuant to the Loan Documents (other than Accounts of Account Debtors situated in the Northwest Territories), Borrower shall promptly advise Agent and, at request of Agent, as soon as possible deliver to Agent (i) security agreements, financing statements and other documents as Agent may request in order to grant Agent a first ranking Lien (subject only to other Liens permitted by Section 6.7) in such property and (ii) a legal opinion relating to such
   -----------
security, from counsel, and in form and substance, satisfactory to Agent in its discretion.

     SECTION 5.21   Currency and Interest Rate Hedging.
                    ----------------------------------

     (a) Borrower shall, and shall cause each of its Subsidiaries to, within 60 days after the date hereof, maintain at all times operations and personnel therefor to monitor currency exchange rate changes applicable to the business of Borrower and its Subsidiaries and to engage in prudent currency hedging activities to protect Borrower and its Subsidiaries from changes to such exchange rates, all in a manner reasonably acceptable to Agent.

     (b) Borrower shall, and shall cause each of its Subsidiaries to, within 60 days after the date hereof amend, modify or terminate all interest hedging agreements involving Borrower or any of its Subsidiaries which are existing on the date hereof to the extent necessary so that after giving effect to any such amendment, modification or termination all such agreements existing on such 60th day shall be reasonably satisfactory to Agent.


                                   ARTICLE 6

                               NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and each of its Subsidiaries, if any,) that, without the Required Lenders' prior written consent, from and after the date hereof and until the Termination Date:

     SECTION 6.1    Mergers, Subsidiaries, Etc.  Neither Borrower nor any of its
                    ---------------------------
Subsidiaries shall, directly or indirectly, by operation of law or otherwise, amalgamate with, acquire all or substantially all of the assets or shares of, or otherwise combine with, any Person or form or acquire any Subsidiary.

     SECTION 6.2    Investments.  Neither Borrower nor any of its Subsidiaries
                    -----------
shall, directly or indirectly, make or maintain any Investment except: (a) to the extent that Borrower or any of its Subsidiaries is permitted do so under

Section 6.2(a) through Section 6.2(c) of the US Credit Agreement and (b)
- --------------         --------------
Investments in Cash Equivalents; provided that all Cash Equivalents of Borrower
                                 --------
and any of its Subsidiaries (to the extent the aggregate value of such Cash Equivalents exceeds $50,000 at any time) shall be pledged to Agent pursuant to the Security Agreement or other documentation in form and substance satisfactory to Agent whereby Agent shall obtain a first priority perfected Lien in such Cash Equivalents. Set forth in Schedule 6.2 are all Investments of Borrower
                           ------------
outstanding on the date hereof.

     SECTION 6.3    Indebtedness.  Neither Borrower nor any of its Subsidiaries
                    ------------
shall create, incur, assume or permit to exist any Indebtedness, except to the extent that the Borrower or any of its Subsidiaries is permitted to do so under

Section 6.3 of the US Credit Agreement; provided, that Indebtedness under
- -----------                             --------
interest rate protection agreements shall have terms that are acceptable to Agent.

     SECTION 6.4    Affiliate and Employee Loans and Transactions.  Neither
                    ---------------------------------------------
Borrower nor any of its Subsidiaries shall enter into any lending, borrowing or other commercial transaction with any of its Subsidiaries, Affiliates, officers, directors or employees, including payment of any management, consulting, advisory or similar fee except to the extent that the Borrower or any of its Subsidiaries is permitted to do so under Section 6.4 of the US Credit Agreement;
                                         -----------
provided, however, with reference to Section 6.4(l) of the US Credit Agreement,
- --------                             --------------
neither Borrower nor any of its Subsidiaries shall pay any royalty fees to Tyco Industries or a direct or indirect parent corporation of Borrower or any of its Subsidiaries. Set forth in Schedule 6.4 is a list of all such lending,
                            ------------
borrowing or other commercial transactions existing or outstanding as of the Closing Date. Prior to Borrower purchasing any Inventory from any of its Affiliates, other than those Affiliates identified in Schedule 6.4 as Affiliates
                                                      ------------
from whom, as of the Closing Date, Borrower purchases Inventory, Borrower shall deliver to Agent a Supplier Waiver and Assignment duly executed by the Affiliate of Borrower from whom Borrower wishes to purchase Inventory.

     SECTION 6.5    Capital Structure and Business.  Except as permitted under
                    ------------------------------
Section 5.1, neither Borrower nor any of its Subsidiaries shall: (a) make any
- -----------
changes in its business objectives, purposes, or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect; (b) make any change in its capital structure as described in Schedule 3.9 (including the issuance or recapitalization of any
             ------------
shares of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock), except in respect of the declaration and payment of dividends on Borrower's or any of its Subsidiaries' Stock, solely in the same class of Stock of such Person, provided that, such Stock is pledged to
                                        --------
Agent on the same terms as Borrower's Stock is pledged to Agent on the Closing

Date; (c) amend its articles of incorporation or other constating documents or by-laws in any manner which is reasonably likely to adversely affect the interests of Lenders (but in no event shall any such amendment restrict the business or power of Borrower or any of its Subsidiaries); or (d) engage in any business other than the business currently engaged in by such Person and any related toy or collectibles business.

     SECTION 6.6    Guaranteed Indebtedness.  Neither Borrower nor any of its
                    -----------------------
Subsidiaries shall incur any Guaranteed Indebtedness except: (a) by endorsement of instruments or items of payment for deposit to the general account of such Person; (b) for performance bonds or indemnities entered into in the ordinary course of business consistent with past practices; and (c) the unsecured Guaranteed Indebtedness set forth in Schedule 6.6 hereto, but the amount of any
                                     ------------
thereof shall not exceed the respective amounts set forth on such Schedule 6.6.
                                                                  ------------

     SECTION 6.7    Liens.  Neither Borrower nor any of its Subsidiaries shall
                    -----
create or permit to exist any Lien on any of its properties or assets except for: (a) presently existing or hereafter created Liens in favour of Agent or Lenders to secure the Obligations; (b) Liens set forth in Schedule 6.7 existing
                                                          ------------
on the Closing Date, but not any increase in the amount secured by any such Liens or the coverage thereof to other property or assets; (c) Permitted Encumbrances; and (d) Liens which under Section 6.7(d) of the US Credit
                                         --------------
Agreement the Borrower or any of its Subsidiaries is permitted to create or permit to exist.

     SECTION 6.8    Sale of Assets.  Neither Borrower nor any of its
                    --------------
Subsidiaries shall sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including any Collateral; provided, that the foregoing
                                                    --------
shall not prohibit (a) the sale of Inventory in the ordinary course of business; (b) the sale or disposition of any Equipment which has become no longer useful or obsolete or surplus to the business of Borrower or any of its Subsidiaries; and (c) (i) the sale, lease, transfer or other disposition of assets and properties by Borrower or any of its Subsidiaries to Tyco Parent or any of its other Subsidiaries in the ordinary course of business for fair consideration or (ii) any other sale, lease, transfer or other disposition by Borrower or any of its Subsidiaries of assets and property having an aggregate purchase or sale price or fair market value, whichever is greater, not in excess of US$100,000, or the Equivalent Amount thereof, in any Fiscal Year.

     SECTION 6.9    Material Contracts.  Neither Borrower nor any of its
                    ------------------
Subsidiaries shall (a) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach under any Material Contract, except, in the case of the Distribution Agreement, in accordance with the Agreement Respecting Distribution Agreement and, otherwise, in each instance, in the ordinary course of business, but only so long as (i) Tyco Parent determines that it is in the best interests of Tyco Parent and Borrower or the applicable Subsidiary of Borrower, as the case may be, to do so,
(ii) at the time of such action no Event of Default is continuing and (iii) such action is not being taken with respect to any Material Contract (as defined in the US Credit Agreement) restricted under Section 6.24 of the US Credit
                                          ------------
Agreement or (b) take any other action in connection with any Material Contract that would have a Material Adverse Effect.

     SECTION 6.10  ERISA.  Borrower shall not, and shall not permit any of its
                   -----
Subsidiaries to, carry on any business, employ any employees or own any material assets outside Canada. Borrower shall not, and shall not permit any Subsidiary to, become a party to, employ any employees who are or who may become participants in, or take any action which may have the effect of acknowledging, accepting or creating any liability whatsoever under or in respect of, any employee benefit plan which is governed by ERISA. Borrower shall not, and shall not permit any Subsidiary to, create, assume or incur, or suffer to be created, assumed or incurred or to exist, any Lien in favour of the PBGC or any other Person in connection with any liability under or in connection with ERISA. Borrower shall do all things necessary to maintain its corporate existence separate and apart from Tyco Industries and other Affiliates of Borrower which carry on business outside Canada, including, (a) practising and adhering to corporate formalities, including maintaining the appropriate corporate books and records; (b) maintaining all of its deposit and other bank accounts and all of its assets separate and apart from those of any such Persons; (c) maintaining all of its financial records separate and apart from those of any such Persons;
(d) maintaining its own separate offices, telephone numbers, stationery and business forms; (e) accounting for and managing all of its liabilities separately from those of any such Persons; and (f) conducting all of its business (whether written or oral) solely in its own name.

     SECTION 6.11   Canadian Benefit and Pension Plans.  Neither Borrower nor
                    ----------------------------------
any of its Subsidiaries shall establish, maintain or contribute to any Canadian Pension Plan. Neither Borrower nor any of its Subsidiaries shall enter into any new Canadian Benefit Plan or modify any such existing plan so as to increase its obligations thereunder which could result in any liability to Borrower or any of its Subsidiaries and which could have a Material Adverse Effect.

     SECTION 6.12   Sale-Leasebacks.  Neither Borrower nor any of its
                    ---------------
Subsidiaries shall engage in any sale-leaseback or similar transaction involving any of its property or assets; provided, however, subject to Section 5.18, this
                               --------                      ------------
Section 6.12 shall not prohibit any transaction involving a transfer of
- ------------
Intellectual Property by Borrower or any of its Subsidiaries to Tyco Investment Corp. permitted under Section 6.4 and a corresponding taking back by Borrower or
                      -----------
its applicable Subsidiary from Tyco Investment Corp. of a royalty license agreement with respect to such Intellectual Property.

     SECTION 6.13   Cancellation of Indebtedness.  Neither Borrower nor any of
                    ----------------------------
its Subsidiaries shall cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or make any payment or prepayment of principal of or interest on or otherwise with respect to, or purchase, defease, acquire or redeem, any Indebtedness (other than the Obligations) or make any deposit in respect thereof or give notice in respect thereof; provided, however, Borrower or any of its Subsidiaries may make those
         --------
payments and prepayments permitted to be made by Borrower or any of its Subsidiaries under clauses (i) and (iii) through (iv) of Section 6.14 of the US
                                                         ------------
Credit Agreement; provided, that, with reference to clause (iv) of such Section
                  --------                                              -------
6.14, an additional condition precedent shall be that no Default or Event of
- ----
Default is continuing or would result therefrom (unless otherwise agreed to in writing by Agent).

     SECTION 6.14  Restricted Payments.  Neither Borrower nor any of its
                   -------------------
Subsidiaries shall make any Restricted Payment to any Person except to the extent that the Borrower or any of its Subsidiaries is permitted to do so under
Section 6.15(a), (c), (d), (e), (f) or (g) of the US Credit Agreement.
- ---------------  ---  ---  ---  ---    ---

     SECTION 6.15   Real Property Leases.  Neither Borrower nor any of its
                    --------------------
Subsidiaries shall enter into or renew (by amendment, modification or otherwise) any Leases other than (i) renewals of existing Leases upon more favourable (to such Person) or substantially the same terms as are in effect on the Closing Date, (ii) leases of sales offices and showrooms in the ordinary course of business and (iii) leases by Borrower or any of its Subsidiaries, as sublessor, to Tyco Parent or any of its Subsidiaries to the extent permitted by Section
                                                                     -------
6.4.
- ---

     SECTION 6.16   Bank Accounts.  Neither Borrower nor any of its Subsidiaries
                    -------------
shall maintain any deposit, operating or other bank accounts except for those accounts identified in Schedule 3.19; provided, however, Borrower shall deliver
                       -------------  --------
to Agent on or before March 24, 1995 evidence satisfactory to Agent that Borrower has closed its accounts 1335-15 and 1314-15 maintained at The Bank of Nova Scotia.

     SECTION 6.17   No Speculative Transactions.  Neither Borrower nor any of
                    ---------------------------
its Subsidiaries shall engage in any transaction involving commodity options, futures contracts, derivatives or any similar speculative transactions (other than currency hedging in the ordinary course of business consistent with past practice and prudent business management in order to comply with Section 5.21
                                                                 ------------
and other than with respect to interest rate protection in compliance with
Section 5.21).
- ------------

     SECTION 6.18   Limitation on Negative Pledge Clauses, Etc.  Neither
                    -------------------------------------------
Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any agreement with any Person which prohibits or limits the ability of Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the agreements with Agent or Lenders pursuant to a Loan Document, the agreements under the US Credit Agreement and the Loan Documents (as defined in the US Credit Agreement) delivered thereunder and Lien restrictions in a Capital Lease or other purchase money financing arrangement permitted hereunder relating to the asset financing thereunder. Neither Borrower nor any of its Subsidiaries shall enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens (other than pursuant to a Capital Lease or other purchase money financing arrangement permitted hereunder relating to the asset financing thereunder, the declaration or payment of dividends or other Restricted Payments, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of any property or assets (other than pursuant to a Capital Lease or other purchase money financing arrangement permitted hereunder relating to the asset financing thereunder).

     SECTION 6.19   Accounting Changes.  Neither Borrower nor any of its
                    ------------------
Subsidiaries shall make any significant change in accounting treatment and reporting practices except for changes concurred in by such Person's independent public accountants.

     SECTION 6.20   Amendments and Modifications to Debt Documents.  Neither
                    ----------------------------------------------
Borrower nor any of its Subsidiaries shall, directly or indirectly, amend, modify, supplement, waive compliance with, grant a waiver under, or assent to non-compliance with: (i) any instrument, document or agreement evidencing, creating, guaranteeing or governing Indebtedness or Guaranteed Indebtedness in excess of $500,000 permitted under Section 6.3 or Section 6.6 or entered into in
                                   -----------    -----------
connection therewith (other than the instruments, documents and agreements governing the loan facility provided under this Agreement and the guarantee executed and delivered by Borrower under the US Credit Agreement) or (ii) any of the Subordinated Debt Documents (it being understood that this Section 6.20
                                                               ------------
shall be deemed not to prohibit the holders of any Indebtedness under any of the Subordinated Debt Documents (or any required percentage thereof) from waiving any requirement or default under any of the Subordinated Debt Documents).

     SECTION 6.21   Borrowing Solely for Immediate Cash Requirements.  The
                    ------------------------------------------------
Borrower shall not use the proceeds of any Revolving Credit Advance for any purpose except as set out in Section 1.4 and, then, only to meet the Borrower's
                             -----------
immediate cash requirements in respect thereof.


                                   ARTICLE 7

                                      TERM

     SECTION 7.1    Duration.  The financing arrangements contemplated hereby
                    --------
shall be in effect until the Commitment Termination Date. On the Commitment Termination Date, the Revolving Credit Commitments shall terminate and the Revolving Credit Loan and all other Obligations shall immediately become due and payable in full in immediately available funds.

     SECTION 7.2    Survival of Obligations.  Except as otherwise expressly
                    -----------------------
provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of Borrower or any other Loan Party, or the rights of Agent or any Lender relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower or any other Loan Party, and all rights of Agent and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in immediately available funds in accordance with the terms of the agreements creating such Obligations.


                                   ARTICLE 8

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     SECTION 8.1    Events of Default.  The occurrence of any one or more of the
                    -----------------
following events (regardless of the reason therefor) shall constitute an "Event
                                                                          -----
of Default" hereunder:
- ----------

     (a) Borrower or any other Loan Party shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including any payment of principal of, or interest on, or Fees in respect of, the Revolving Credit Loan, and, with respect to the failure to make any payment of any Obligations hereunder, other than the principal of the Revolving Credit Loan, such failure shall continue unremedied for five (5) days.

     (b) Borrower or any of its Subsidiaries shall fail or neglect to perform, keep or observe any of the provisions of Section 1.8, Section 4.1, Section
                                         -----------  -----------  -------
5.1(e), Section 5.5(d), Section 5.9(a), Section 5.19 or Article 6, including
- ------  --------------  --------------  ------------    ---------
any of the provisions set forth in Annex B or Annex E and (if capable of being
                                   -------    -------
remedied) such failure or neglect shall continue unremedied for five (5) days with respect to Section 1.9 and Annex B and for ten (10) days with respect to
                -----------     -------
Section 4.1, Section 5.9(a) and Annex E (other than Section 2 of Annex E for
- -----------  -------------      -------                          -------
which the grace period (if the relevant provision of such Section 2 is capable of being remedied) shall be thirty (30) days) (with no grace period to be provided for any failure or neglect of any provision of Article 6); provided,
                                                        ---------   --------
however, for greater certainty and without limitation, no grace period shall be provided for any failure or neglect of any provision of Section 5.1(e),
                                                           -------------
Section 5.5(d), or Section 5.19 because any such failure or neglect is not
- -------------      ------------
capable of being remedied.

     (c) Borrower or any other Loan Party shall fail or neglect to perform, keep or observe any term or provision of this Agreement or of any of the other Loan Documents (other than any such term or provision referred to in paragraph (a) or (b) above), and (if capable of being remedied) the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after Borrower shall receive written notice of any such failure from Agent or any Lender or thirty (30) days after Borrower shall become aware thereof.

     (d) A default shall occur and be continuing under any other agreement, document or instrument to which Borrower or any other Loan Party is a party or by which any such Person or its property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of such Person in an aggregate amount exceeding $500,000, or the Equivalent Amount thereof, in the case of Borrower or any of its Subsidiaries, or US$1,000,000, or the Equivalent Amount thereof, in the case of any other Loan Party or (ii) permits any holder of any Indebtedness of such Person or a trustee to cause such Indebtedness, or a portion thereof, in an aggregate amount exceeding $500,000, or the Equivalent Amount thereof, in the case of Borrower or any of its Subsidiaries, or US$1,000,000, or the Equivalent Amount thereof, in the case of any other Loan Party, to become due prior to its stated maturity or prior to its regularly scheduled date of payment or (y) any such default under clause (x) above (whether or not continuing) causes or results in such Indebtedness, or a portion thereof, in an aggregate amount exceeding $500,000, or the Equivalent Amount thereof, in the case of Borrower or any of its Subsidiaries, or US$1,000,000, or the Equivalent Amount thereof, in the case of any other Loan Party to become due prior to its stated maturity or prior to its regularly scheduled date of payment.

     (e) Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to Agent or any Lender by Borrower or any other Loan Party shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to
Section 2.2).
- -----------

     (f) Assets of Borrower or any of its Subsidiaries, or any Stock subject to the Tyco Industries Pledge Agreement, having an aggregate value for all such assets and stock in excess of $500,000, or the Equivalent Amount thereof, shall be attached, seized, levied upon or subjected to a writ, execution, distress warrant, or similar process, or come within the possession of any administrator, receiver, trustee, custodian, assignee or bailiff for the benefit of creditors of such Person and shall remain unstayed or undismissed for thirty (30) consecutive days; or any Person, other than Borrower, shall apply for the appointment of an administrator, receiver, trustee, custodian, assignee, bailiff or similar official for Borrower's or any other Loan Party's assets having an aggregate value for all such assets in excess of $500,000, or the Equivalent Amount thereof, and shall remain unstayed or undismissed for thirty (30) consecutive days; or Borrower or any other Loan Party shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any Insolvency Statute, fraudulent conveyance or other similar law by whatever name called and in whatever jurisdiction.

     (g) The commencement of a case or proceeding, or the presentation of a petition, against Borrower or any other Loan Party in or to a court having competent jurisdiction seeking a decree or order (i) under any Insolvency Statute, (ii) appointing a custodian, administrator, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any other Loan Party or of any substantial part of its properties or assets, or (iii) ordering the winding up or liquidation of the affairs of Borrower or any other Loan Party, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

     (h) Borrower or any other Loan Party shall (i) cease or threaten to cease to carry on its business, (ii) commence a proceeding, (including, without limitation, the filing of a petition or an assignment or a proposal or a notice of intention to make a proposal) under any Insolvency Statute, (iii) consent to the institution of proceedings under any Insolvency Statute or to the filing of any such petition or to the appointment of or taking possession by a custodian, administrator, receiver, liquidator, assignee, trustee, bailiff or sequestrator (or similar official) of Borrower or any other Loan Party or of any substantial part of Borrower's or any other Loan Parties' properties, (iv) shall fail generally to pay its debts as such debts become due, or (v) shall take any corporate action in furtherance of any such action.

     (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $500,000, or the Equivalent Amount thereof, in the aggregate, in the case of Borrower or any of its Subsidiaries, or US$1,000,000, or the Equivalent Amount thereof, in the aggregate, in the case of any other Loan Party, shall be rendered against Borrower or any other Loan Party, unless the same shall be (i) fully covered by insurance in accordance with Section 5.5, or (ii) vacated, stayed, bonded, paid
                             -----------
or discharged within a period of thirty (30) days from the date of such judgment.

     (j) There shall occur any Material Adverse Effect which shall not have been cured (or waived by Required Lenders) within ten (10) days of notice thereof from Agent or the Required Lenders to Borrower.

     (k) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (other than by reason of any action of Agent or Lenders or upon the written consent of all Lenders) or Borrower or other party thereto shall so state in writing; or any Lien created under any Collateral Document shall cease to be a valid and perfected Lien having the first priority in Collateral having a value in excess of $25,000 purported to be covered thereby (subject to Liens permitted by

Section 6.7).
- -----------

     (l) There shall occur a Change of Control.

     (m) Without limiting the effect of Section 1.3(h), there shall occur any
                                        --------------
"Termination Event" under and as defined in the Receivables Funding Agreement.

     (n) There shall occur and be continuing any "Event of Default" (as defined under the US Credit Agreement) or "Default" (as defined under the UK Credit Agreement) or any event, act or condition which, after giving effect to any grace periods or notice requirements thereunder, or both, permits the requisite lenders or agent thereunder to accelerate the obligations of borrower or borrowers under any of the loan facilities provided thereunder or any Indebtedness owing under any of such loan facilities shall become due prior to its stated maturity or prior to its regularly scheduled date of payment.

     SECTION 8.2    Remedies.  If any Event of Default shall have occurred and
                    --------
be continuing, the rate of interest applicable to the Revolving Credit Loan and interest and other Obligations shall be increased to or charged at, as appropriate, effective as of the date of the occurrence of the Default giving rise to such Event of Default, the Default Rate as provided in Section 1.5(e),
                                                               --------------
unless such increase or charge is waived by the Required Lenders. If any Event of Default shall have occurred and be continuing, Agent may, or if requested by the Required Lenders, shall, without notice, take any one or more of the following actions: (a) terminate the Revolving Credit Commitments, whereupon Lenders' obligations to make further Revolving Credit Advances shall terminate;
(b) declare all or any portion of the Obligations to be forthwith due and payable, including the Revolving Credit Loan, whereupon such Obligations shall become and be due and payable; (c) exercise any rights and remedies provided to Agent or Lenders under the Loan Documents and/or at law or equity, provided,
                                                                   --------
that upon the occurrence of an Event of Default specified in Section 8.1(g) or
                                                             --------------
Section 8.1(h), the Revolving Credit Commitments of each Lender shall
- --------------
immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by or to any Person.

     SECTION 8.3    Waivers by Borrower.  Except as otherwise provided for in
                    -------------------
this Agreement and under Applicable Laws, to the full extent permitted by Applicable Laws, Borrower waives (a) presentment, demand and protest and notice of presentment, dishonour, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by Agent or any Lender on which Borrower may in any way be liable, and Borrower hereby ratifies and confirms whatever Agent or any Lender may do in this regard, absent bad faith, (b) all rights to notice and a hearing prior to Agent's or Lenders' taking possession or control of, or to Agent's or Lenders' replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent or Lenders to exercise any of their remedies, and (c) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.

     SECTION 8.4    Application of Proceeds.  After the occurrence of an Event
                    -----------------------
of Default and acceleration of the Obligations, the proceeds of the Collateral shall be applied by Agent to payment of the Obligations in the following order, unless Lenders otherwise agree in writing or a court of competent jurisdiction shall otherwise direct:

     (a) FIRST, to payment of all costs and expenses of Agent and Lenders incurred in connection with the preservation, collection and enforcement of the Obligations, or of any of the Liens granted to Agent pursuant to the Collateral Documents or otherwise, including, without limitation, any amounts advanced by Agent or Lenders to protect or preserve the Collateral;

     (b) SECOND, to payment of that portion of the Obligations constituting accrued and unpaid interest and fees and indemnities payable under Section 1,
                                                                   ---------
Annex D and the Fee Agreement ratably amongst Agent and Lenders in accordance
- -------
with the proportion which the accrued interest and fees and indemnities payable under Section 1, Annex D and the Fee Agreement constituting the Obligations
      ---------  -------
owing to Agent and each such Lender at such time bears to the aggregate amount of accrued interest and fees and indemnities payable under such Section 1, Annex
                                                                ---------  -----
D and the Fee Agreement constituting the Obligations owing to the Agent and all
- -
Lenders at such time until such interest, fees and indemnities shall be paid in full;

     (c) THIRD, to payment of the principal of the Obligations, ratably amongst Lenders in accordance with the proportion which the principal amount of the Obligations owing to each such Lender bears to the aggregate principal amount of the Obligations owing to all Lenders until such principal of the Obligations shall be paid in full;

     (d) FOURTH, to the payment of all other Obligations, ratably amongst Lenders in accordance with the proportion which the amount of such other Obligations owing to each such Lender bears to the aggregate principal amount of such other Obligations owing to all Lenders until such other Obligations shall be paid in full; and

     (e) FIFTH, the balance, if any, after all of the Obligations has been satisfied, shall, except as otherwise provided in any Loan Document, be paid over to such other Person or Persons as may be required by law.

     Borrower acknowledges and agrees that it shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in the first through fourth clauses above.


                                   ARTICLE 9

                                     AGENT

     SECTION 9.1    Appointment, Powers and Immunities.  Each Lender hereby
                    ----------------------------------
irrevocably appoints and authorizes GE Capital Canada to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Agent (which term as used in this sentence and in Section 9.5 and the
                                                            -----------
first sentence of Section 9.6 shall include reference to its affiliates and its
                  -----------
own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender;
(b) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; (d) shall not be responsible to Lenders for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     SECTION 9.2    Reliance by Agent.  Agent shall be entitled to rely upon any
                    -----------------
certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by Required Lenders or all Lenders, as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders.

     SECTION 9.3    Defaults.  Agent shall not be deemed to have knowledge or
                    --------
notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Revolving Credit Loan or of Fees) unless Agent has received notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Agent receives
                       -----------------
such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to Lenders (and shall give each Lender prompt notice of each such non-payment). Agent shall (subject to Section 9.7) take such action with respect to
                                   -----------
such Default as shall be directed by Required Lenders; provided, that unless and
                                                       --------
until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of Required Lenders or all Lenders, as is required in such circumstance.

     SECTION 9.4    Rights as a Lender.  With respect to the Revolving Credit
                    ------------------
Commitment of GE Capital Canada (if at any time GE Capital Canada becomes a Lender), and all Revolving Credit Advances made by GE Capital Canada (and any successor acting as Agent), GE Capital Canada (and any successor acting as Agent) shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. GE Capital Canada (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with Borrower or any other Loan Party (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and GE Capital Canada and its affiliates may accept fees and other consideration from Borrower or any other Loan Party or any Affiliate thereof for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     SECTION 9.5    Indemnification.  Lenders agree to indemnify Agent (to the
                    ---------------
extent not reimbursed by Borrower hereunder and without limiting the obligations of Borrower hereunder) ratably in accordance with the aggregate principal amount of the Revolving Credit Advances held by Lenders (or, if no Revolving Credit Advances are at the time outstanding, ratably in accordance with their respective Revolving Credit Commitments), for any and all Claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that any Borrower is obligated to pay hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided,
                                                                   --------
that no Lender shall be liable for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the party to be indemnified as determined by a final judgment of a court of competent jurisdiction.

     SECTION 9.6    Non-Reliance on Agent and Other Lenders.  Each Lender agrees
                    ---------------------------------------
that it has, independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and the other Loan Parties and decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Agent shall not be required to keep itself informed as to the performance or observance by Borrower or any other Loan Party of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower or any other Loan Party. Agent will use reasonable efforts to provide Lenders with any information received by Agent from Borrower which is required to be provided to Lenders hereunder, with any notice of a Default received by Agent from Borrower and with any notice of a Default delivered by Agent to Borrower; provided, that Agent shall not be liable to any Lender for any failure
          --------
to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction. Agent shall not have any duty or responsibility to provide any Lender with any other credit or other information concerning the affairs, financial condition or business of Borrower or any other Loan Party (or any of their Affiliates) that may come into the possession of Agent or any of its affiliates nor to update or correct any information previously given which becomes incorrect or which Agent learns is incorrect.

     SECTION 9.7    Failure to Act.  Except for action expressly required of
                    --------------
Agent hereunder and under the other Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from Lenders of their indemnification obligations under Section 9.5 against any and all liability and
                                  -----------
expense that may be incurred by it by reason of taking or continuing to take any such action.

     SECTION 9.8    Successor Agent.  Subject to and effective upon the
                    ---------------
appointment and acceptance of a successor Agent, as provided below, Agent may resign at any time by giving notice thereof to Lenders and Borrower, and the Required Lenders may, at any time when GE Capital Canada holds a participation or GE Capital Canada's pro rata share of the aggregate of the Revolving Credit
                       --- ----
Commitments of all Lenders at such time (or, if the Commitment Termination Date has occurred, in lieu of the Revolving Credit Commitments, the Revolving Credit Loan then outstanding in respect of the Revolving Credit Commitment) equals less than fifty percent (50%), remove Agent by written notice to that effect, with the written consent of Borrower (which consent shall not be unreasonably withheld). Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or receipt of notice of removal, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, that shall be a financial institution with a combined capital and surplus or net worth of at least $75,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent (retiring by reason of its resignation or removal) shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this

Article 9 shall continue in effect for its benefit in respect of any actions
- ---------
taken or omitted to be taken by it while it was acting as Agent.

     SECTION 9.9    Consents under Loan Documents.  Except as otherwise provided
                    -----------------------------
in Section 11.1 with respect to this Agreement, Agent may, with the prior
   ------------
consent of Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided, that without the
                                                      --------
prior consent of each Lender, Agent shall not (except as provided herein or in the Collateral Documents) release any material portion of the Collateral or otherwise terminate any Lien under any Collateral Document with respect to any material portion of the Collateral, or agree to additional obligations being secured by such Collateral, except that no such consent shall be required, and Agent is hereby authorized and instructed, to release any Lien covering Collateral (a) which is the subject of a disposition permitted hereunder, (b) which secures Indebtedness to the extent permitted under Section 6.3, (c) to
                                                         -----------
which Required Lenders have consented (except as otherwise provided in Section
                                                                       -------
11.1), or (d) the value of which does not exceed $1,000,000, or the Equivalent
- ----
Amount thereof, in any Fiscal Year.

     SECTION 9.10   Collateral Matters.
                    ------------------

     (a) Except as otherwise expressly provided for in this Agreement, Agent shall have no obligation whatsoever to any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured or has not been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the relevant Borrowing Base, or whether any particular reserves are appropriate, or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty or care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Agreement or in any of the other Loan Documents, it being understood and agreed that (i) in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as a Lender and (ii) that Agent shall have no duty or liability whatsoever to any other Lender, other than liability solely resulting from its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (b) Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interests in assets which can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.


                                   ARTICLE 10

                             SUCCESSORS AND ASSIGNS

     SECTION 10.1   Successors and Assigns.  This Agreement and the other Loan
                    ----------------------
Documents shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders, and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of Agent and all Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

     SECTION 10.2   Assignments and Participations.
                    ------------------------------

     (a) Each Lender may, with the prior written consent of Agent, resell (through syndication, assignment or participation) all or a portion of its rights and obligations under this Agreement (including all or a part of its Revolving Credit Advances, Revolving Credit Commitment and Revolving Credit Note, in minimum increments of $5,000,000, to any other Person. Any resale by a Lender of all or a portion of its rights and obligations under this Agreement to a Person which is a non-resident of Canada for the purpose of the ITA shall require the consent of the Borrower as to the identity of such Person (but not as to the terms of any such resale), which consent shall not be unreasonably withheld or delayed; provided, that, for greater certainty, the refusal of
                     --------
Borrower to grant its consent to any resale to a Person on the basis that such assignee is a non-resident of Canada for the purpose of the ITA shall be a reasonable withholding of Borrower's consent. No consent of Borrower shall in any event be required with respect to a participation.

     (b) In the case of an assignment by any Lender under this Section 10.2, the
                                                               ------------
purchaser shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder; provided,
                                                                    --------
that each such assignment shall be of a constant, and not a varying, percentage of the selling Lender's rights and obligations under this Agreement. Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and assignee and delivered to Agent and Borrower of an executed copy of such instrument, together with payment to Agent of a processing fee of US$2,500, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein) released from its obligations under this Agreement. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender" hereunder and under the other Loan Documents. In all instances, each Lender's liability to make Revolving Credit Advances shall be several and not joint and shall be limited to such Lender's pro rata share thereof. Upon any such assignment, Borrower, at its own expense,
- --- ----
shall execute and deliver to Agent in exchange for the surrendered Revolving Credit Note of the assignor Lender a new Revolving Credit Note to the order of the assignor Lender in an amount equal to the Revolving Credit Commitment assumed by such assignee Lender, and if the assignor Lender has retained a Revolving Credit Commitment hereunder, a new Revolving Credit Note to the order of the assignor Lender in an amount equal to such retained Revolving Credit Commitment. Such new Revolving Credit Notes shall be dated the Closing Date and shall otherwise be in the form of the Revolving Credit Note replaced thereby. The Revolving Credit Notes surrendered to Agent shall be returned by Agent to Borrower marked "cancelled".

     (c) In the case of a participation by any Lender under this Section 10.2,
                                                                 ------------
(A) all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the participating Lender shall remain a "Lender" for all purposes under this

Agreement, (B) any such grant of a participation will be made in compliance with all Applicable Laws and (C) such Lender shall not grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or the Loan Documents, except to the extent such amendment or waiver would (i) extend the final maturity date for payment of the Revolving Credit Loan; (ii) reduce the interest rate or the amount of principal or Fees applicable to the Revolving Credit Loan; or (iii) release all or substantially all of the Collateral, except as expressly provided herein. In those cases in which a Lender grants rights to its participants to approve any amendment to or waiver of this Agreement or the other Loan Documents respecting the matters described in the foregoing clauses (i) through (iii), the relevant participation agreements shall provide for a voting mechanism whereby a majority of the amount of the participating Lender's portion of the Revolving Credit Loan (irrespective of whether held by such Lender or participated), shall control the vote for all of such Lender's portion of the Revolving Credit Loan. In the case of any participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents entered into in connection herewith (the participant's right against such Lender in respect of such participation to be those set forth in the participation or other agreement executed by such Lender and the participant relating thereto) and all amounts payable to any Lender hereunder shall be determined as if such Lender had not sold such participation.

     (d) Except as otherwise provided in this Section 10.2, no Lender shall, as
                                              ------------
between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Credit Loan or other Obligations owed to such Lender. Any Lender permitted to sell assignments and participations under this Section 10.2 may furnish any information
                              ------------
concerning Borrower or any other Loan Party in the possession of that Lender from time to time to assignee and participants (including prospective assignees and participants), subject to the provisions of Section 11.14.
                                                -------------

     (e) Borrower shall, and shall cause each of its Subsidiaries to, assist any Lender permitted to sell assignments or participations under this Section 10.2
                                                                  ------------
in whatever manner necessary in order to enable or effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation and delivery of informational materials, appraisals or other documents for, and the participation of relevant management in meetings with, potential assignees or participants, subject to the provisions of Section 11.14.
                                                                  -------------
Borrower and its Subsidiaries shall certify the correctness, completeness and accuracy of all descriptions of Borrower and any of its Subsidiaries and their respective affairs contained in any selling materials and all information provided by it and included in such materials.

     (f) Each Lender which grants or sells a participation in all or any part of its interest in this Agreement, any other Loan Document or any of the financial accommodations provided or to be provided by it hereunder to any Person shall promptly notify the Borrower thereof; provided, that the failure of such Lender
                                      --------
to do so shall not affect the validity of such grant or sale of a participation interest.

                                   ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.1   Complete Agreement; Modification of Agreement.  This
                    ---------------------------------------------
Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), including the Commitment Letter. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Lenders; provided, that no
                                                             --------
such change, waiver, discharge or termination shall, without the consent of each affected Lender and Agent, (a) extend the scheduled final maturity of the Revolving Credit Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-Default increase in interest rates) thereon or Fees, or reduce the principal amount thereof, or increase the Revolving Credit Commitment of such Lender over the amount thereof then in effect (it being understood that a waiver of any Default shall not constitute a change in the terms of any Revolving Credit Commitment of any Lender), (b) release more than $1,000,000, or the Equivalent Amount thereof, in value of the Collateral (except as expressly permitted by the Loan Documents), (c) amend, modify or waive any provision of this Section, or Section 1.10, 9.5, 11.2 or 11.7, (d) reduce any percentage
                 ------------  ---  ----    ----
specified in, or otherwise modify, the definition of Required Lenders, or (e) consent to the assignment or transfer by Borrower or its Subsidiaries of any of its rights and obligations under this Agreement. No provision of Article 9 may
                                                                  ---------
be amended without the prior written consent of Agent.

     SECTION 11.2   Fees and Expenses.
                    -----------------

     (a) Borrower shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable fees of counsel) of Agent and its Affiliates and Lenders, in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment, waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfilment or attempted fulfilment of conditions precedent hereunder, and the costs of forwarding proceeds of borrowings to Borrower or any other Person on behalf of Borrower and all costs and expenses for which Borrower or any of its Subsidiaries is liable under Section 1.17 including: (i) wire
                                           ------------
transfer fees and other costs of forwarding to Borrower or any other Person on behalf of Borrower by Agent and each Lender of the proceeds of the Revolving Credit Advances; (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent and Lenders by virtue of the Loan Documents, including any litigation, contest, dispute, suit, case, proceeding or action (and any appeal or review) in connection with a case under any Insolvency Statute; (iv) any attempt to enforce any rights of Agent or Lenders against Borrower or any other Person that may be obligated to Agent or Lenders by virtue of any of the Loan Documents; or (v) any effort to (A) monitor the Revolving Credit Loan and the Loan Documents, (B) evaluate, observe or assess Borrower or any other Loan Party or its affairs or
(C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral, subject to the limitations on the obligations of Borrower to pay for audits as provided in clause (c) of the first sentence of Section 1.17.
            ------------

     (b) Borrower shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable fees of counsel) of Agent and each Lender in connection with any Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents in connection with any Default.

     (c) Without limiting the generality of clauses (a) and (b) above (but subject to the limitations on the obligations of Borrower to pay for audits as provided in clause (c) of the first sentence of Section 1.17), Borrower's
                                                ------------
obligation to reimburse Agent and/or any Lender for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), as well as the reasonable fees and expenses of accountants, environmental advisors, field examiners, appraisers, investment bankers, rating agencies, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telecopier charges; secretarial overtime charges; expenses for travel, lodging and food; and all other reasonable out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services.

     SECTION 11.3   No Waiver.
                    ---------

     (a) No failure on the part of Agent or Lenders, at any time or times, to require strict performance by Borrower or any other Loan Party, of any provision of this Agreement or any of the other Loan Documents shall waive, affect or diminish any right of Agent or Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto, and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower or any other Loan Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default shall be deemed to have been suspended or waived by Lenders, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and Required Lenders or all Lenders if required hereunder and directed to Borrower or other Loan Party specifying such suspension or waiver.

     (b) No failure on the part of Borrower or any of its Subsidiaries, at any time or times, to require strict performance by any Lender or Agent, of any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of Borrower or any of its Subsidiaries thereafter to demand strict compliance and performance therewith.

     SECTION 11.4   Remedies.  The rights and remedies of Agent and Lenders
                    --------
under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     SECTION 11.5   Severability.  Wherever possible, each provision of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 11.6   Conflict of Terms.  Except as otherwise provided in this
                    -----------------
Agreement or any of the other Loan Documents (other than the Participation Agreement) by specific reference in the applicable other Loan Document to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with any provision in any of the other Loan Documents (other than the Participation Agreement), the provisions contained in this Agreement shall govern and control. For greater certainty, any provision contained in this Agreement shall not be in conflict with, or be inconsistent with, any provision in any of the other Loan Documents (which shall not include the Participation Agreement for the purpose of this sentence) unless the relevant Loan Party cannot comply with both provisions. If any provision contained in this Agreement is in conflict with any provision in the Participation Agreement, the provisions contained in the Participation Agreement shall govern and control.

     SECTION 11.7   Right of Set-off.  Subject to Section 1.2 and 1.13, upon the
                    ----------------              -----------     ----
occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify Agent and Borrower after any such setoff and application made by such Lender; provided, that the failure to give such notice
                                 --------
shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to the other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 11.8  Judgment Currency.
                   -----------------

     (a) If, for the purpose of obtaining or enforcing judgment against Borrower or any of its Subsidiaries in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 11.8 referred to as the "Judgment Currency") an
                    ------------
amount due in Dollars or US Dollars under any Loan Document, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 11.8(a) being hereinafter
                                               ---------------
in this Section 11.8 referred to as the "Judgment Conversion Date").
        ------------

     (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 11.8(a), there is a change in the rate of exchange
               ---------------
prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, Borrower shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Dollars or US Dollars, as the case may be, which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

     (c) Any amount due from Borrower under Section 11.8(b) shall be due as a
                                            ---------------
separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

     (d) The term "rate of exchange" in this Section 11.8 means the spot rate of
                                             ------------
exchange at which Agent would, on the relevant date at or about 12:00 noon, be prepared to sell Dollars or US Dollars, as the case may be, against the Judgment Currency.

     SECTION 11.9   Authorized Signature.  Until Agent shall be notified by
                    --------------------
Borrower to the contrary, the signature upon any document or instrument delivered by Borrower pursuant hereto and believed by Agent or any of Agent's officers, agents, or employees to be that of an officer or duly authorized representative of Borrower listed in Schedule 11.8 shall bind Borrower and be
                                     -------------
deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's board of directors, and Agent and each Lender shall be entitled to assume the authority of each signature and authority of the Person whose signature it is or appears to be unless the Person acting in reliance on such signature shall have actual knowledge of the fact that such signature is false or the Person whose signature or purported signature is presented is without authority.

     SECTION 11.10  Notices.  Except as otherwise provided herein, whenever it
                    -------
is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon one party by the other party, or whenever one party desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) days after deposit with Canada Post, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when transmission occurs at or before 5:00 p.m. on any Business Day, or, if transmission occurs after such time on such Business Day, on the Business Day immediately following such Business Day, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or Canada Post as otherwise provided in this Section 11.10), (c) one
                                                      -------------
Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower, Agent or any Lender) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     (a) Communications with Agent under this Section 11.10 shall be addressed
                                              -------------
as follows:

               General Electric Capital Canada Inc.
               2300 Meadowvale Boulevard
               Mississauga, Ontario
               L5N 5P9
               Attention:  Vice-President, Commercial Finance
               Telecopier No.:  (905) 858-5456

with a copy to:

               General Electric Capital Corporation
               501 Merritt Seven
               Norwalk, Connecticut 06851
               Attention:  Vice-President - Portfolio/Tyco
                         and Legal Counsel/Tyco
               Telecopy Nos.: (203) 840-4680 and (203) 840-4520

               and

               McMillan Binch
               Suite 3600, South Tower
               Royal Bank Plaza, 200 Bay Street
               Toronto, Ontario
               M5J 2J7
               Attention:  Bruce Barker
               Telecopy No.: (416) 865-7048.

     (b) Communications with Royal Bank of Canada, as Lender, under this Section
                                                                         -------
11.10 shall be addressed as follows:
- -----

               Royal Bank of Canada
               200 Bay Street
               South Tower, Royal Bank Plaza
               14th floor
               Toronto, Ontario
               M5J 2J5

               Attention:  Corporate Banking, Multinational
                         Tyco Toys (Canada) Inc. Account Manager
               Telecopy No.: (416) 974-0248

with a copy, in each case, to Agent and each Person to whom copies of communications with Agent are to be given or served under Section 11.10(a).
                                                          ----------------

     (c) Communications with Borrower under this Section 11.10 shall be
                                                 -------------
addressed as follows:

               Tyco Toys (Canada) Inc.
               7420 B Bramalea Road
               Mississauga, Ontario
               L5S 1W9

               Attention:  Vice-President, Finance
               Telecopy No.:  (905) 612-8966

with a copy to:

               6000 Midlantic Drive
               Mt. Laurel, New Jersey 08054
               Attention: Treasurer or Chief Financial Officer
               Telecopy No.:  (609) 273-2885.

     SECTION 11.11  Section Titles.  The Section titles and Table of Contents
                    --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     SECTION 11.12  Counterparts.  This Agreement may be executed in any number
                    ------------
of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     SECTION 11.13  Time of the Essence.  Time is of the essence of this
                    -------------------
Agreement and each of the other Loan Documents.

     SECTION 11.14  Public Announcements and Confidentiality.
                    ----------------------------------------

     (a) Borrower agrees that it and that each of its Subsidiaries shall not issue any news release or make any public announcement pertaining to the transactions contemplated by the Credit Documents without the prior consent of Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case Borrower shall consult with Agent prior to issuing any such news release or public announcement.

     (b) Borrower has furnished and will furnish to Agent and Lenders certain information concerning Loan Parties which Borrower has advised is non-public, proprietary or confidential in nature ("Confidential Information"). Agent and
                                        ------------------------
each Lender confirms to Borrower, for itself, that it is Agent's and such Lender's policy and practice to maintain in confidence all Confidential Information which is provided to it under agreements providing for the extension of credit and which is identified to it as such, and that it will protect the confidentiality of Confidential Information submitted to it with respect to any Loan Party under this Agreement, commensurate with its efforts to maintain the confidentiality of its own Confidential Information, provided, however, that (i)
                                                     --------  -------
nothing contained herein shall prevent Agent or any Lender from disclosing Confidential Information (A) to its Affiliates and their respective directors, officers and employees and to any legal counsel, auditors, appraisers, consultants or other persons retained by it or its Affiliates as professional advisors, on the condition that such information not be further disclosed except in compliance with this Section 11.14(b); (B) under colour of legal authority,
                        ----------------
including, without limitation, to any regulatory authority having jurisdiction over it or its operations or to or under the authority of any court deemed by it to be of competent jurisdiction; (C) to any actual or potential assignee of or participant in a Lender's rights and obligations under this Agreement pursuant to Section 10.2 hereof to the extent such actual or potential assignee or
   ------------
participant has agreed to maintain such information in confidence on the basis set forth in this Section 11.14(b); and (D) as necessary in connection with the
                  ----------------
exercise of its rights and remedies under this Agreement or any of the other Loan Documents; (ii) the terms of this Section 11.14(b) shall be inapplicable to
                                       ----------------
any information provided to it which is in its possession prior to the delivery to it of such information by Borrower or otherwise has been obtained by it on a non-confidential basis, or which was or becomes available to the public or otherwise part of the public domain (other than as a result of Agent's or such Lender's failure or any prospective participant's or assignee's failure to abide hereby), or which was not non-public, proprietary or confidential when Borrower delivered it to Agent or any Lender; and (iii) the determination by Agent or any Lender as to the application of any of the circumstances described in the foregoing clauses (i) and (ii) will be conclusive if made in good faith.

     (c) Notwithstanding paragraph (b) above, Borrower consents to Agent publishing at its expense a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

     SECTION 11.15  GOVERNING LAW.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF
                    -------------
CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH PROVINCE, AND ANY LAWS OF CANADA APPLICABLE THEREIN.

     SECTION 11.16  Further Assurances.  The Borrower shall, and shall cause
                    ------------------
each of its Subsidiaries to, from time to time, upon each request from Agent, at Borrower's and its Subsidiaries' cost and expense, make, do, execute and cause to be made, done and executed, all such further and other lawful acts, documents and assurances whatsoever which Agent determines in its reasonable opinion may be necessary in order to give effect to the provisions, purposes and intent of this Agreement and the other Loan Documents and to complete the transactions contemplated by this Agreement and the other Loan Documents.



                          [INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, this Agreement has been duly executed.

                              TYCO TOYS (CANADA) INC.



                              By: /s/ Robert Polovniak
                                 -----------------------------------
                              Name:  Robert Polovniak
                              Title:   Vice-President, Finance



                              GENERAL ELECTRIC CAPITAL CANADA INC, as Agent



                              By: /s/ Richard Sabourin
                                 -----------------------------------
                              Name:  Richard Sabourin
                              Title:   Vice-President, Commercial Finance



                              Lender:
                              ------

Revolving Credit Commitment:          ROYAL BANK OF CANADA
- ---------------------------
Dollar Equivalent Amount
of US$20,000,000



                              By: /s/ Don Bean
                                 ----------------------------------
                              Name: Don Bean
                              Title: Senior Account Manager

                                                     Annex A to Credit Agreement


                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------


1.   Definitions.  Capitalized terms used in this Agreement and the other Loan
     -----------
Documents have (unless otherwise provided elsewhere in this Agreement and the other Loan Documents) the following respective meanings:

     "Account Debtor" means, as to any Person, any other Person who is or who
      --------------
may become obligated to such Person under, with respect to, or on account of, an Account.

     "Accounts" means all "accounts," as such term is defined in the PPSA
      --------
(Ontario), now owned or hereafter acquired by Borrower, including, without limitation: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments or a security) now owned or hereafter received or acquired by or belonging or owing to Borrower, whether arising out of goods sold or services rendered by it or from any other transaction; (b) all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services; (c) all of Borrower's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all monies due or to become due to Borrower under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     "Advance Date" has the meaning assigned to it in Section 1.12.
      ------------                                    ------------

     "Affiliate" means, with respect to any Person, (a) each Person that,
      ---------
directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, or (c) each of such Person's officers, directors, joint ventures and partners. For the purpose of this definition,

"control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" has the meaning assigned to it in the first paragraph of this
      -----
Agreement.

     "Agreement" means the Credit Agreement to which this Annex A is attached
      ---------                                           -------
and of which it forms a part, including all Annexes, Schedules, and Exhibits attached or otherwise identified thereto, all restatements, modifications and supplements hereof or hereto, and any appendices, attachments, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative; provided, that
                                                               --------
any reference to the Schedules to this Agreement shall be deemed a reference to the Schedules as in effect as of the Closing Date, unless otherwise provided in a written amendment thereto.

     "Agreement Respecting Distribution Agreement" means the agreement in the
      -------------------------------------------
form of Exhibit A attached hereto, to be executed by Borrower and Tyco
        ---------
Industries in favour of Agent for the benefit of Agent and Lenders, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Agreement Respecting Distribution Agreement as the same may be in effect at the time such reference becomes operative.

     "Applicable Laws" means, with respect to any Person, property, transaction
      ---------------
or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, authorizations, guidelines, orders and policies of any Governmental Body having authority over such Person.

     "Assignments of Monies Payable Under Insurance Policies" means each
      ------------------------------------------------------
agreement in the form of Exhibit B attached hereto, to be executed by Borrower
                         ---------
in favour of Agent, for the benefit of Agent and Lenders, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Assignments of Monies Payable Under Insurance Policies as the same may be in effect at the time such reference becomes operative.

     "BA Rate" means, in respect of any Interest Period applicable to a Fixed
      -------
Rate Tranche, the rate of interest per annum determined by Agent which is equal to the average rate (rounded upwards to the nearest basis point) shown for Canadian dollar bankers' acceptances with a term of one month on "CDOR" page on the Reuter Monitor Money Rates Service (or such other page as may replace such page on the Reuter Monitor Money Rates Service for the purpose of displaying Canadian interbank bid rates for Canadian dollar bankers' acceptances with a term of one month) as of 10:00 a.m. one Business Day immediately preceding the first day of such Interest Period. If for any reason such rate does not appear on "CDOR" page on the Reuter Monitor Money Rates Service, or such other page, as contemplated, BA Rate means the annual rate of interest determined by Agent which is equal to the arithmetic average of the rates quoted by such of The Bank of Nova Scotia, Royal Bank of Canada and Canadian Imperial Bank of Commerce as may quote such a rate in respect of Canadian dollar bankers' acceptances with a term of one month as of 10:00 a.m. one Business Day immediately preceding the first day of such Interest Period. For greater certainty, no adjustment shall be made to account for the difference between the number of days in a year on which the rates referred to in this definition are based and the number of days in a year on the basis of which interest is calculated under this Agreement.

     "Blocked Account" has the meaning assigned to it in Annex B.
      ---------------                                    -------

     "Blocked Account Agreement" has the meaning assigned to it in Annex B.
      -------------------------                                    -------

     "Borrower" has the meaning assigned to it in the first paragraph of this
      --------
Agreement.

     "Borrowing Base" means, at any time, an amount equal to the sum at such
      --------------
time of:  (a) up to eighty percent (80%) of Eligible Accounts plus (b) up to
                                                              ----
sixty percent (60%) of Eligible Inventory, valued on a first-in, first-out basis (at the lower of cost or market), minus (c) the amount of any reserves,
                                  -----
including, in respect of Prior Claims, as Agent may deem necessary or appropriate from time to time in its sole discretion exercised in good faith.

     "Borrowing Base Certificate" means a certificate in the form attached
      --------------------------
hereto as Exhibit 1.1(e).
          --------------

     "Business Day" means any day that is not (i) a Saturday, a Sunday or a day
      ------------
on which banks are required or permitted to be closed in the State of New York or the Province of Ontario, or (ii) a day on which Agent is not open for business.

     "Canadian Benefit Plans" means all material employee benefit plans
      ----------------------
maintained or contributed to by Borrower or any of its Subsidiaries that are not Canadian Pension Plans including, without limitation, all profit sharing, savings, supplemental retirement, retiring allowance, severance, deferred compensation, welfare, bonus, supplementary unemployment benefit plans or arrangements and all life, health, dental and disability plans and arrangements in which the employees or former employees of

Borrower or any of its Subsidiaries employed in Canada participate or are eligible to participate but excluding all stock option or stock purchase plans.

     "Canadian Pension Plans" means each plan which is considered to be a
      ----------------------
pension plan for the purposes of any applicable pension benefits standards statute and/or regulation in Canada established, maintained or contributed to by Borrower or any of its Subsidiaries for its or any of its Subsidiaries' employees or former employees.

     "Capital Lease" means any lease of any property (whether real, personal or
      -------------
mixed) by any Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

     "Capital Lease Obligation" means, as of any date, the amount of the
      ------------------------
obligation of the lessee under a Capital Lease that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed as such in a note to such balance sheet.

     "Cash Collateral Agreement" means the agreement, substantially in the form
      -------------------------
of Exhibit H attached hereto, to be executed by Borrower and Lender, including
   ---------
all restatements, amendments, modifications and supplements thereto in form and substance satisfactory to Borrower, Lender and Agent, and shall refer to the Cash Collateral Agreement as the same may be in effect at the time such reference becomes operative.

     "Cash Equivalents" means:  (a) securities with maturities of 180 days or
      ----------------
less from the date of acquisition, issued or fully guaranteed or insured by the governments of Canada or the United States of America or any agency thereof; (b) certificates of deposit, overnight bank deposits and bankers' acceptances issued by commercial banks incorporated under the laws of Canada or the United States of America, each having capital and surplus in excess of $500,000,000, or the Equivalent Amount thereof, having maturities of one year or less from the date of acquisition; and (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corp. or at least P-1 by Moody's Investors Services, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, in each case with maturities of not more than sixty (60) days from the date acquired.

     "CDOS" means, at any date, the annual rate of interest determined by Agent
      ----
by reference to the average rate (rounded upwards to the nearest basis point) shown for one month Government of Canada treasury bills on "CDOS" page on the Reuters

Monitor Money Rates Service (or such other page as may replace such page on the Reuters Monitor Money Rates Service for the purpose of displaying Canadian interbank bid rates for one month Canadian dollar Government of Canada treasury bills) as of 10:00 a.m. on such date.

     "Certificate of Deposit" means a certificate of deposit in the amount of
      ----------------------
the Dollar Equivalent Amount of US$200,000, determined on the Closing Date, maintained by Borrower with Lender as part of the security for the Obligations, and all substitutions therefor.

     "Change in Control" means the time when (i) any Person or "group" has
      -----------------
acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of outstanding shares of Stock of Tyco Parent having more than twenty percent (20%) of the voting power for the election of directors of Tyco Parent under ordinary circumstances, (ii) more than fifty percent (50%) of the members of Tyco Parent's board of directors shall have been replaced by new directors not nominated for membership on the board by a majority of directors who were either (x) directors on the Closing Date or (y) directors after the Closing Date and whose nomination to the board of directors of Tyco Parent was itself approved by a majority of directors on the board who were directors on the Closing Date, (iii) Tyco Parent has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of Tyco Parent or (iv) a "Change of Control" (as defined in the Tyco Parent Senior Subordinated Note Indenture) shall have occurred.

     "Charges" means all Taxes or Liens in respect of Taxes upon or relating to
      -------
(a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Borrower or any of its Subsidiaries, (d) the ownership or use by Borrower or any of its Subsidiaries of any of its assets, or (v) any other aspect of Borrower's or any of its Subsidiaries' business.

     "Chattel Paper" means all "chattel paper," as such term is defined in the
      -------------
PPSA (Ontario), now owned or hereafter acquired by Borrower, wherever located.

     "Claim" has the meaning assigned to it in Section 1.16.
      -----                                    ------------

     "Closing Date" means the Business Day on which the conditions precedent set
      ------------
forth in Article 2 have been satisfied, in Agent's sole discretion, or waived in
         ---------
writing by Agent, and on which the initial Revolving Credit Advance shall be made (which date shall in any event be on or prior to February 28, 1995).

     "Collateral" means the property covered by the Collateral Documents and any
      ----------
other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favour of Agent or Lenders to secure any or all of the Obligations.

     "Collateral Documents" means the Security Agreement, the Hypothec, the
      --------------------
General Assignment of Book Debts, the Tyco Industries Pledge Agreement, the Assignments of Monies Payable under Insurance Policies, the Blocked Account Agreement, the Cash Collateral Agreement, the Certificate of Deposit and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations.

     "Collection Account" means Agent's Dollar account 1011519 or Agent's US
      ------------------
Dollar account 4002739, as applicable, with account name GECCI COMM FIN at Royal Bank of Canada, Corporate Banking, 10th Floor, 20 King Street West, Toronto, Ontario, transit number 00002, or such other account as may be designated by Agent.

     "Commitment Letter" means the Commitment Letter, dated November 8, 1994,
      -----------------
made by GE Capital and GE Capital Canada and agreed to and accepted by Tyco Parent on November 11, 1994, together with all term sheets attached thereto, as amended on December 27, 1994, January 30, 1995 and February 8, 1995 and as further amended, modified or supplemented from time to time.

     "Commitment Termination Date" means the earliest of (a) the third
      ---------------------------
anniversary of the Closing Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 8.2, and (c) the date of termination of
                               -----------
the Revolving Credit Commitments in accordance with the provisions of Section
                                                                      -------
1.3.
- ---

     "Concentration Account" has the meaning assigned to it in Annex B.
      ---------------------                                    -------

     "Confidential Information" has the meaning assigned to it in Section
      ------------------------                                    -------
11.13(b).
- --------

     "Contaminant" means any substance, solid, liquid or gaseous matter, fuel
      -----------
(including, without limitation, petroleum or petroleum products, crude oil, natural gas, natural gas liquid, liquified natural gas, synthetic fuel or any combination of the above), microorganism, sound, vibration, ray, heat, odour, radiation, energy vector, plasma, organic or inorganic matter, whether or not animate or inanimate, container, transient reaction intermediate, nuclear material or any combination of the above deemed hazardous, toxic, a pollutant, a deleterious substance, a hazardous material, a waste, a hazardous waste, a contaminant or a source of pollution or contamination under any Environmental Laws or the presence of which in the Environment is likely to affect adversely the quality of the Environment in any way, including, without limitation, affecting adversely the life, health, safety, welfare or comfort of human beings, or causing damage to or otherwise impairing the quality of the soil, vegetation, wildlife or property.

     "Default" means any event which, with the passage of time or notice or
      -------
both, would, unless cured or waived, become an Event of Default.

     "Default Rate" means (a) with respect to principal owing on Revolving
      ------------
Credit Advances, a rate per annum equal to (i) two percent (2%), plus, (ii) the
                                                                 ----
rate or rates of interest otherwise in effect hereunder from time to time therefor and (b) with respect to interest or other Obligations (excluding principal on the Revolving Credit Advances), a rate per annum equal to (i) the Index Rate in effect from time to time, plus, (ii) four and one-half percent
                                        ----
(4.50%)).

     "Disbursement Accounts" has the meaning assigned to it in Annex B.
      ---------------------                                    -------

     "Discharge" means the emission, deposit, issue, discharge, release, escape,
      ---------
leaching, dispersal, migration, spraying, spill, leakage or seepage of a Contaminant into the Environment.

     "Dollar Equivalent Amount" means, on any date, the Equivalent Amount in
      ------------------------
Canadian Dollars of the stated fixed amount of US Dollars.

     "Dollars" and "$" means lawful money of Canada.
      -------       -

     "Eligible Account" means the gross outstanding balance of Accounts of
      ----------------
Borrower (arising out of the sale by Borrower of finished goods Inventory), denominated in Dollars, net of reserves established therefor, which Agent, in its discretion exercised in good faith, shall from time to time deem eligible, less, all finance charges, late fees, other fees that are unearned, and all
- ----
reserves, allowances, rebates and discounts for volume, advertising, defective returns, mark-down allowances, cash payment, warehouse delivery and booking discounts and such other reserves as Agent, in its discretion exercised in good faith, shall from time to time deem appropriate. Without in any way limiting the discretion given to Agent hereunder to deem an Account of Borrower ineligible, an Account of Borrower shall not be an Eligible Account if:

     (1) any warranty or representation contained in this Agreement or any of the other Loan Documents applicable either to Accounts of Borrower in general or to any such specific Account has been breached with respect to such Account in any material respect;

     (2) (A) such Account is owing by an Account Debtor which is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent, or makes, or files a notice of intention to make, a proposal under any Insolvency Statute; or

          (B) any notice of intention is filed or any voluntary case or involuntary case or proceeding is commenced under any Insolvency Statute, or incorporation or other law, now or hereinafter in effect, for the (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations of such Account Debtor, (ii) composition, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of such Account Debtor, (iii) appointment of a trustee, receiver, receiver and manager, liquidator, custodian or other similar official for, or for all or a substantial part of the assets of, such Account Debtor or
               (iii) possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or a substantial part of the assets of such Account Debtor;

     (3) such Account has remained unpaid after the earlier to occur of (A) 60 days after the date on which payment is specified to be due in the original applicable invoice and (B) 270 days after the date of such original applicable invoice;

     (4) such Account is payable by an Account Debtor which is a supplier, creditor (other than in respect of reserves, rebates and discounts referred to above) or an Affiliate of Borrower;

     (5) such Account originated outside of Canada or is not denominated in Dollars;

     (6) the sale represented by such Account is on a bill-and-hold, undelivered sale, guaranteed sale, sale or return, consignment, or sale on approval basis;

     (7) Agent believes, in its sole discretion, that the collection of such Account is insecure or that such Account may not be paid;

     (8) such Account is subject to any material claim by or dispute with the Account Debtor;

     (9)  such Account is subject to any right of set-off by the Account Debtor;

     (10) Agent does not have a perfected first ranking Lien in and to such Account, subject to no prior ranking Lien other than the Liens described in paragraphs (a), (b) and, provided such Liens are not registered, (e) of the definition of Permitted Encumbrances (it being understood that, as of the Closing Date, Borrower has not granted to Agent a perfected Lien in any Account generated from sales to Account Debtors situated in Quebec, Yukon Territory or Northwest Territories);

     (11) such Account is not evidenced by an invoice or other writing in form acceptable to Agent in its sole discretion;

     (12) such Account is an Account owing by a Governmental Body and Agent does not have a legal opinion from counsel and in form and substance acceptable to Agent stating that such Account is enforceable against the applicable Governmental Body (it being understood that, as of the Closing Date, the foregoing condition has not been satisfied);

     (13) in order to be entitled to collect it, Borrower is required to perform any additional service for, or perform or incur any additional obligation to, Account Debtor;

     (14) such Account is owing by an Account Debtor whose Indebtedness to Borrower on Accounts which are otherwise ineligible exceeds 50% of such Account Debtor's total Indebtedness to Borrower;

     (15) such Account is owing by an Account Debtor whose total Indebtedness to Borrower on Accounts exceeds 10% of the aggregate amount of all Accounts of Borrower (the "Aggregate Accounts") and, in that case, such Account shall be ineligible to the extent that the aggregate amount of all Accounts owing by such Account Debtor and which are otherwise eligible exceeds 10% of the Aggregate Accounts provided,
                                                                   --------
          however, (i) in the case of Accounts owing by Toys R Us (Canada) Ltd. or any of its Affiliates, such Accounts shall be ineligible to the extent that the aggregate amount of all Accounts owing by Toys R Us (Canada) Ltd. and its Affiliates exceeds 45% of the Aggregate Accounts; (ii) in the case of Accounts owing by Walmart Canada Inc. or any of its Affiliates, such Accounts shall be ineligible to the extent that the aggregate amount of all Accounts owing by Walmart Canada Inc. and its Affiliates exceeds 40% of the Aggregate Accounts; (iii) in the case of Accounts owing by Canadian Tire Corporation Ltd. or any of its Affiliates, such Accounts shall be ineligible to the extent that the aggregate amount of all Accounts owing by Canadian Tire Corporation Ltd. and its Affiliates exceeds 20% of the Aggregate Accounts; and (iv) in the case of Accounts owing by Consumers Distributing Inc. or any of its Affiliates, such Accounts shall be ineligible to the extent that the aggregate amount of all Accounts owing by Consumers Distributing Inc. and its Affiliates exceeds 15% of the Aggregate Accounts; or

     (16) such Account is an Account in respect of which Account Debtor takes a deduction or credit not authorized or otherwise agreed to by Borrower.

     "Eligible Inventory" means such Inventory of Borrower that consists of
      ------------------
finished goods and that is not ineligible as the basis for Revolving Credit Advances based on such criteria determined by Agent from time to time in its sole discretion exercised in good faith. Criteria for eligibility may be fixed and revised from time to time by Agent in its sole discretion exercised in good faith. Unless otherwise agreed to in writing by Agent, in determining whether Inventory of Borrower constitutes Eligible Inventory, Agent shall not include any Inventory that:

     (1) is not owned by Borrower free and clear of all Liens and rights of others, except first priority Liens perfected in favour of Agent and Liens described in paragraphs (a), (b) and, provided such Liens are not registered, (e) of the definition of Permitted Encumbrances (it being understood that, as of the Closing Date, Borrower has not granted to Agent a perfected security interest in any Inventory of Borrower situated outside of the Province of Ontario);

     (2) except as provided in paragraphs (3) and (4) below, is not located on premises owned and operated by Borrower in the Province of Ontario and referenced in Schedule 3.2;
                        ------------

     (3) is Inventory in transit or Inventory held on or at any leased premises where the landlord thereof has not executed a landlord agreement and the mortgagee thereof,if any, has not executed a consent and agreement to the terms of the applicable landlord agreement, in each case, in form and substance satisfactory to Agent and that remains effective (it being understood that, as of the Closing Date, only the landlord and the mortgagees of Borrower's premises located at 7420 B Bramalea Road, Mississauga, Ontario have executed a landlord agreement and a mortgagee consent and agreement);

     (4) is in the possession or control of a bailee, warehouseman, processor, converter, finisher or other Person other than Borrower, unless Agent is in possession of such agreements, instruments and documents as Agent may require (each in form and content acceptable to Agent and duly executed, as appropriate by the bailee, warehouseman, processor, converter or other Person in possession or control of such Inventory, as applicable) including warehouse receipts in Agent's name covering such Inventory;

     (5)  is covered by a negotiable document of title;

     (6) in Agent's good faith judgment, is obsolete, unsaleable, shopworn, damaged, unfit for further processing, or is of substandard quality (it being agreed that the determination of substandard quality with respect to any Inventory which is the subject of a licence of rights or interests now held or hereafter acquired by Borrower as licensee that contains standards of quality for such Inventory shall be based upon the quality standards set forth in such licence);

     (7) consists of display items, samples, supplies, small tools, packaging and shipping materials or defective goods which have been returned by the buyer;

     (8) such Inventory has not been within the preceding 12 months included in a catalogue or other sales materials (including the Borrower's Canadian price list) which are intended to be used for purposes of promoting sales by Borrower at regular or incentive prices within the next 12 months or is otherwise obsolete;

     (9) does not meet all standards imposed by any Applicable Law or promulgated by any Governmental Body including, without limitation, all Applicable Laws governing product labelling, care labelling and country of origin labelling;

     (10) is placed by Borrower on consignment or held by Borrower on consignment from another Person;

     (11) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document;

     (12) has not been fully paid for by Borrower and 30 days have not expired after the date of delivery of such Inventory to Borrower, unless Agent has received a duly executed Supplier Waiver and Assignment from the seller to Borrower of such Inventory; provided, however, for greater
                                                --------
          certainty, Agent may at any time exercise the discretion given to Agent hereunder to deem such Inventory ineligible notwithstanding that Agent has received a duly executed Supplier Waiver and Assignment from the seller to Borrower of such Inventory. As of the Closing Date, Agent has received a Supplier Waiver and Assignment only from Tyco Industries, Tyco Manufacturing and Tyco (Hong Kong) Limited, a Hong Kong corporation and Tyco Asia, Ltd., a Hong Kong corporation; or

     (13) is not otherwise acceptable in the sole discretion of Agent exercised in good faith.

     "Environment" means all components of the Earth, including, all layers of
      -----------
the atmosphere, air, land (including, all underground spaces and cavities and all land submerged under water), soil, water (including surface and underground water), all organic and inorganic matter and living organisms, animal life, vegetation and property, and the interacting natural systems that include components referred to above in this definition.

     "Environmental Activity" means any past, present or future activity, event
      ----------------------
or circumstance in respect of a Contaminant (including its storage, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling, transportation, deposit, recycling, elimination, sale, distribution, import or export or its Discharge into the natural environment, including the movement through or in the air, soil, surface water or ground water) or which is otherwise regulated by Environmental Laws.

     "Environmental Assessment" means an environmental audit conducted by a
      ------------------------
Person approved in writing by Agent in respect of any or all of the Facilities.

     "Environmental Laws" means all applicable federal, state, provincial,
      ------------------
national and supra-national, and local laws, including statutes, regulations, directives, ordinances, codes, orders, rules, subordinate legislation, Governmental Approvals and other governmental actions, restrictions and requirements, and all judgments, orders, instructions and awards of any court of competent authority and all codes of practice and guidance, from time to time, having the force of law, relating to environmental matters (including Environmental Activities or occupational health and safety), including, the Environment Quality Act (Quebec), the Act respecting Pesticides (Quebec), the Act respecting Occupational Health and Safety (Quebec), the Act respecting the Use of Petroleum Products (Quebec), By-Law 87 of the Montreal Urban Community respecting wastewater disposal in sewer systems and waterways, By-Law 90 of the Montreal Urban Community pertaining to air purification, the Politique de rehabilitation des terrains contamines (Quebec) (notwithstanding such policy does not have the force of law), the Environmental Protection Act (Ontario), the Occupational Health and Safety Act (Ontario), the Canadian Environmental Protection Act (Canada), the Fisheries Act (Canada), the Transportation of Dangerous Goods Act (Canada) and the Hazardous Materials Information Review Act (Canada), all as amended, and includes all regulations made under such statutes.

     "Equipment" means all "equipment" as such term is defined in the PPSA
      ---------
(Ontario), and, in any event, shall include all machinery, equipment, furnishings, fixtures and vehicles and any and all additions, accessions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Equivalent Amount" means, on any date, with respect to obligations or
      -----------------
valuations denominated in one currency (the "First Currency") the amount of the First Currency which is required to purchase a fixed amount in another currency (the "Other Currency") at the 12:00 noon rate quoted on "BOFC" page on the Reuter Monitor Money Rates Service (or such other page on the Reuter Monitor Money Rates Service as may replace such page for the purpose of displaying such exchange rates) on the Business Day immediately preceding such date, or at such other rate as may have been agreed in writing between Borrower and Agent.

     "ERISA" means the United States Employee Retirement Income Security Act of
      -----
1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

     "Event of Default" has the meaning assigned to it in Section 8.1.
      ----------------                                    -----------

     "Existing Credit Agreement" means the letter agreement dated May 28, 1993,
      -------------------------
as amended and restated as of May 28, 1994 by an amending letter agreement dated June 20, 1994, between Borrower and The Bank of Nova Scotia.

     "Existing US Credit Agreement" means the credit agreement dated as of
      ----------------------------
October 2, 1992 between Tyco Industries, as borrower, Tyco Parent, certain Subsidiaries of Tyco Parent, the lenders party thereto, NationsBank, N.A. (Carolinas) (formerly known as

Nationsbank of North Carolina, N.A.), as agent, and The Bank of Nova Scotia, as co-agent, as amended by Amendment No. 1 thereto dated as of March 18, 1993, Amendment No. 2 thereto dated as of February 10, 1994, Amendment No. 3 thereto dated as of November 15, 1994, Amendment No. 4 thereto dated as of February 8, 1995 and by a letter agreement dated June 7, 1994.

     "Facilities" means the moveable, personal, immoveable and real properties
      ----------
(including buildings, equipment, machinery and lands) from time to time, owned, leased, managed, controlled or operated by Borrower or any of its Subsidiaries.

     "Fee Agreement" means the agreement dated as of February 22, 1995 between
      -------------
Borrower and Agent, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Fee Agreement as the same may be in effect at the time such reference becomes operative.

     "Fees" means the fees due to Agent for the account of Lenders as set forth
      ----
in Annex D, and any other fees due to Agent or Lenders pursuant to the Fee
   -------
Agreement or any other Loan Document.

     "Financials" means the financial statements referred to in paragraph 1 of
      ----------
Schedule 3.4.
- ------------

     "Fiscal Month" means for Tyco Parent, Borrower and its Subsidiaries the
      ------------
following:

     (a) the first, fourth, seventh and tenth Fiscal Months of any Fiscal Year shall be the periods commencing on January 1, April 1, July 1 and October 1, respectively, in such Fiscal Year and ending on the fourth Saturday thereafter;

     (b) the second, fifth, eighth and eleventh Fiscal Months of any Fiscal Year shall be the periods commencing on the day after the last day of the first, fourth, seventh and tenth Fiscal Months, respectively, of such Fiscal Year and ending on the fourth Saturday thereafter; and

     (c) the third, sixth, ninth and twelfth Fiscal Months of any Fiscal Year shall be the periods commencing on the day after the last day of the second, fifth, eighth and eleventh Fiscal Months, respectively, of such Fiscal Year and ending on the last day of March, June, September and December, respectively, immediately thereafter.

     "Fiscal Quarter" means for Tyco Parent, Borrower and its Subsidiaries each
      --------------
calendar quarter.

     "Fiscal Year" shall mean for Tyco Parent, Borrower and its Subsidiaries the
      -----------
calendar year. Subsequent changes of the fiscal year of Tyco Parent, Borrower or any of its Subsidiaries shall not change the term "Fiscal Year", unless Agent and Required Lenders shall consent in writing to such change.

     "Fixed Rate" has the meaning assigned to it in Section 1.5(c).
      ----------                                    --------------

     "Fixed Rate Tranche" has the meaning assigned to it in Section 1.5(c).
      ------------------                                    --------------

     "GAAP" means, subject to Section 2(a) of this Annex A, (a) with respect to
      ----                    ------------         -------
Borrower and its Subsidiaries, generally accepted accounting principles in Canada in effect from time to time and (b) with respect to Tyco Parent on a consolidated basis, generally accepted accounting principles in the United States of America in effect from time to time, in each case applied on a consistent basis.

     "GE Capital" means General Electric Capital Corporation, a corporation
      ----------
organized under the banking laws of the State of New York.

     "GE Capital Canada" means General Electric Capital Canada Inc., a Canada
      -----------------
corporation, having an office at 2300 Meadowvale Blvd., Mississauga, Ontario, L5N 5P9.

     "General Assignment of Book Debts" means the agreement, in the form of
      --------------------------------
Exhibit C attached hereto, to be executed by Borrower in favour of Agent, for
- ---------
the benefit of Agent and Lenders, including all restatements, amendments, modifications and supplements thereto, and shall refer to the General Assignment of Book Debts as the same may be in effect at the time such reference becomes operative.

     "Global Lenders" means, collectively, the lenders providing or committing
      --------------
to provide any financial accommodations under any of the Overall Facilities.

     "Governmental Approval" means any authorization, certificate, attestation,
      ---------------------
permit, approval, grant, licence, consent, right, privilege, registration, filing, commitment, order, judgment, direction, ordinance or decree issued or granted by or under law or by any Governmental Body as well as any acquired or vested right required or recognized pursuant to Environmental Laws.

     "Governmental Body" means any government, parliament, legislature,
      -----------------
regulatory authority, agency, tribunal, department, commission, board or court or other law, regulation or rule making entity (including a Minister of the Crown), national or supra-national, having or purporting to have jurisdiction on behalf of any nation, state, province, municipality or district, or any subdivision thereof.

     "Guaranteed Indebtedness" means, as to any Person, any obligation of such
      -----------------------
Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

     "Hypothec" means the agreement, substantially in the form of Exhibit D
      --------                                                    ---------
attached hereto, to be executed by Borrower, Lender and Agent, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Hypothec as the same may be in effect at the time such reference becomes operative.

     "Indebtedness" of any Person means (a) all indebtedness of such Person for
      ------------
borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not including obligations to pay inter-company management fees so long as such fees are paid to Tyco Industries or the parent corporation of the obligor of such fees), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Capital Lease Obligations, (e) all Guaranteed Indebtedness, (f) all Indebtedness referred to in clause (a), (b), (c), (d) or
(e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (f) the Obligations and (g) all liabilities under or with respect to interest rate protection agreements.

     "Indemnified Person" has the meaning assigned to it in Section 1.16.
      ------------------                                    ------------

     "Index Rate" means, at any date, the annual rate of interest determined by
      ----------
Agent which is equal to the highest annual rate of interest announced from time to time by any of The Bank of Nova Scotia, Royal Bank of Canada and Canadian Imperial Bank of Commerce, as being its reference rate in effect on such date (or if such date is not a Business Day, on the Business Day immediately preceding such date) for determining interest rates on Canadian dollar denominated commercial loans made by it in Canada (that is, prime rate), in each case, regardless of whether any of such banks actually charges such rate of interest in connection with extensions of credit in Canadian dollars to debtors and, for greater certainty, without adjustment to account for the difference between the number of days in a year on which such highest annual rate of interest is based and the number of days in a year on the basis of which interest is calculated under this Agreement.

     "Insolvency Statute" means any of the Bankruptcy and Insolvency Act
      ------------------
(Canada), the Companies' Creditors Arrangement Act (Canada) and Title 11 of the United States Code entitled "Bankruptcy", each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction.

     "Instruments" means all "instruments," as such term is defined in the PPSA
      -----------
(Ontario), now owned or hereafter acquired by Borrower, wherever located.

     "Intellectual Property" means all intellectual and industrial property,
      ---------------------
including, without limitation, all patents, industrial designs, copyrights, trademarks, trade names, trade secrets, and options and rights to use any of the foregoing and, when the context permits, all registrations and applications that have been made or shall be made or filed in any office in any jurisdiction in respect of the foregoing, and all reissues, extensions and renewals thereof.

     "Interest Period" means with respect to any Fixed Rate Tranche bearing
      ---------------
interest at a Fixed Rate, the period of 30 days commencing on the day of the month specified by Borrower in its Notice of Fixed Rate Election with respect to such Fixed Rate Tranche delivered to Agent in accordance with Section 1.5(d).
                                                              --------------
Notwithstanding the foregoing, all Interest Periods shall be adjusted in accordance with the second sentence of Section 1.5(a).
                                       --------------

     "Inventory" means, as to any Person, all goods, wares and merchandise
      ---------
manufactured, produced or purchased for resale or lease by such Person or procured for such manufacture, production, resale or lease, and all goods, wares and merchandise used in or procured for the packing or packaging of goods, wares and merchandise so manufactured, produced or purchased for resale or lease.

     "Investment" means, for any Person (a) the acquisition (whether for cash,
      ----------
property, services or securities or otherwise) of shares, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); and (c) the entering into of any Guaranteed Indebtedness of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "ITA" means the Income Tax Act (Canada), as amended, and any successor
      ---
thereto, and any regulations promulgated thereunder.

     "Judgment Conversion Date" has the meaning assigned to it in Section 11.8.
      ------------------------                                    ------------

     "Judgment Currency" has the meaning assigned to it in Section 11.8.
      -----------------                                    ------------

     "Leases" means all of those leasehold estates in real property now owned or
      ------
hereafter acquired by Borrower or any of its Subsidiaries, as lessee or sublessor.

     "Lender" and "Lenders" have the meanings provided in the first paragraph of
      ------       -------
this Agreement.

     "Lien" means any mortgage, deed to secure debt or deed of trust, pledge,
      ----
hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Applicable Laws of any jurisdiction) whether or not filed, recorded or otherwise perfected under such Applicable Laws.

     "Loan Documents" mean this Agreement, the Revolving Credit Notes, the
      --------------
Collateral Documents, the Agreement Respecting Distribution Agreement, the Supplier Waivers and Assignments, the Fee Agreement, the Participation Agreement and all agreements, instruments, documents and certificates in favour of Agent and/or

Lenders executed in connection with the transactions contemplated by this Agreement, including, without limitation, those that are identified in the Schedule of Closing Documents attached as Annex C, and including all other
                                          -------
pledges, powers of attorney, consents, assignments, contracts, notices, and other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to Agent and/or Lenders in connection with this Agreement or the financing transactions contemplated hereby.

     "Loan Party" means Borrower, each of its Subsidiaries, if any, and Tyco
      ----------
Industries.

     "Margin" means two and one-half percent (2.50%) per annum.
      ------

     "Material Adverse Effect" means a material adverse effect on (i) the
      -----------------------
business, assets, operations, prospects, or financial condition of any Loan Party, (ii) Borrower's ability to pay or perform the Obligations in accordance with the terms thereof or any other Loan Party's ability to perform its obligations under any Loan Document to which it is a party, (iii) the Collateral or Agent's or Lenders' Liens on the Collateral or the priority of any such Liens, or (iv) the rights and remedies of Agent and Lenders under this Agreement and the other Loan Documents.

     "Material Contract" means each contract to which Borrower or any of its
      -----------------
Subsidiaries is now or hereafter a party which (x) involves aggregate consideration payable to or by Borrower or any of its Subsidiaries, contingent or otherwise, in excess of $500,000, or the Equivalent Amount thereof, except contracts as to which the remaining consideration payable to or by Borrower or any of its Subsidiaries is less than $100,000, or the Equivalent Amount thereof, or (y) is otherwise material to the business or operations of Borrower or any of its Subsidiaries.

     "Maximum Revolving Credit Commitment" means, on any date, an amount equal
      -----------------------------------
to the Dollar Equivalent Amount of US$20,000,000, as reduced or terminated in accordance with the terms of this Agreement.

     "Non-Funding Lender" has the meaning assigned to it in Section 1.2.
      ------------------                                    -----------

     "Non-Use Fee" has the meaning assigned to it in Annex D.
      -----------                                    -------

     "Notice of Fixed Rate Election" has the meaning assigned to it in Section
      -----------------------------                                    -------
1.5(d).
- ------

     "Notice of Revolving Credit Advance" has the meaning assigned to it in
      ----------------------------------
Section 1.1(c).
- --------------

     "Obligations" means all loans, advances, liabilities and obligations for
      -----------
the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower or any other Loan Party to Agent or any Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding referred to in Section 8.1(g) or (h)), all Fees, Charges,
                                      ---------------------
Claims, expenses, counsel fees and any other sum chargeable to Borrower or any other Loan Party under any of the Loan Documents.

     "Other Lender" has the meaning assigned to it in Section 1.2.
      ------------                                    -----------

     "Overall Facilities" means, collectively, the loan facilities provided
      ------------------
under this Agreement, the US Credit Agreement and the UK Credit Agreement.

     "Participation Agreement" means the agreement dated as of February 22, 1995
      -----------------------
between Borrower, Tyco Industries, Lender, GE Capital Canada and Agent, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Participation Agreement as the same may be in effect at the time such reference becomes operative.

     "Payor" has the meaning assigned to it in Section 1.12.
      -----                                    ------------

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
thereto.

     "Permitted Encumbrances" means the following encumbrances: (a) liens for
      ----------------------
Taxes, (excluding any liens arising under Canadian Pension Plans or Canadian Benefits Plans), either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.2 of this Agreement; (b) liens
                                     -----------
securing obligations not yet due and payable under unemployment insurance legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower or any of its Subsidiaries is a party as lessee made in the ordinary course of business;
(d) deposits securing public or statutory obligations of Borrower or any of its Subsidiaries; (e) inchoate or statutory contractors', mechanics', suppliers' or similar liens arising in the ordinary course of business; provided, that such
                                                          --------
liens are not registered against the title to any real or personal property or are being contested in good faith by appropriate proceedings and in respect of which there shall have been set aside a reserve (segregated to the extent required by GAAP) in an amount which is reasonably adequate with respect thereto; (f) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing Indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $100,000, or the Equivalent Amount thereof, at any time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower or any of its Subsidiaries is a party; (h) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; (i) zoning restrictions, easements, servitudes, rights-of-way, licenses, reservations, limitations, provisos and conditions, if any, expressed in any original grant from the Crown or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates; and (j) Liens arising under the Loan Documents or any other security in favour of Agent or the Lenders.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or Governmental Body.

     "PPSA (Ontario)" means the Personal Property Security Act (Ontario) as the
      --------------
same may, from time to time, be in effect in the Province of Ontario.

     "Prior Claims" means, at any time, all Liens created by Applicable Laws
      ------------
which rank, or are capable of ranking, prior to or pari passu with Agent's security against all or part of the Collateral including, without limitation, for amounts owing for wages, vacation pay, employee deductions, goods and services taxes, sales taxes, income taxes, workmen's compensation, government royalties, pension fund obligations and overdue rents.

     "Projections" means the projections referred to in paragraph 2 of Schedule
      -----------                                                      --------
3.4 and any other projections required to be delivered by Borrower to Agent or
- ---
any Lender under this Agreement.

     "Receivables Funding Agreement" means the receivables funding and servicing
      -----------------------------
agreement, dated as of even date with this Agreement, between the Receivables Funding Subsidiary, as borrowers, Redwood, as lender, Tyco Industries, as servicer, Financial Security Assurance and GE Capital, as operating agent and collateral agent.

     "Receivables Funding Documents" means, collectively, the Receivables
      -----------------------------
Funding Agreement and the Receivables Sale Agreement.

     "Receivables Funding Subsidiary" means, collectively, Tyco Funding I
      ------------------------------
Corporation and Tyco Funding II Corporation, each a Delaware corporation and a direct subsidiary of Tyco Industries. Where the context requires, such defined term shall mean and refer to one or both of such corporations.

     "Receivables Sale Agreement" means, collectively (i) the receivables
      --------------------------
transfer agreement, dated as of even date with this Agreement, between Tyco Manufacturing and the Receivables Funding Subsidiary and (ii) the receivables transfer agreement, dated as of even date with this Agreement, between Tyco Industries and the Receivables Funding Subsidiary. Where the context requires, such defined term shall mean and refer to one or both of such agreements.

     "Redwood" means Redwood Receivables Corporation, a Delaware corporation.
      -------

     "Regulatory Change" means, with respect to any Lender, any change after the
      -----------------
date of this Agreement in Applicable Law or the adoption or making after such date of any interpretation, directive or request applying to a class of lenders including such Lender of or under any Applicable Law (whether or not failure to comply therewith would be unlawful) by any court or Governmental Body or monetary authority charged with the interpretation or administration thereof.

     "Required Lenders" means, at any time, Lenders holding more than 50% of the
      ----------------
aggregate of the Revolving Credit Commitments of all Lenders at such time (or, if the Commitment Termination Date has occurred, in lieu of the Revolving Credit Commitments, the aggregate of the Revolving Credit Loan then outstanding in respect of the Revolving Credit Commitment).

     "Required Payment" has the meaning assigned to it in Section 1.11.
      ----------------                                    ------------

     "Restricted Payment" means, with respect to any Person:  (a) the
      ------------------
declaration or payment of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of such Person's Stock; (b) any payment on account of the purchase, redemption, defeasance or other retirement of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (c) any payment, loan, contribution, or other transfer of funds or other property to any holder of Stock of such Person.

     "Revolving Credit Advance" has the meaning assigned to it in Section
      ------------------------                                    -------
1.1(a).
- ------

     "Revolving Credit Commitment" means, as to each Lender, the commitment of
      ---------------------------
such Lender to make Revolving Credit Advances to Borrower pursuant to Section
                                                                      -------
1.1 in the aggregate principal amount outstanding not to exceed the amount set
- ---
forth opposite such Lender's name on the signature pages of this Agreement or specified in any amendment hereto or any assignment hereof pursuant to Section
                                                                       -------
10.2 hereof, as such amount may be reduced or terminated in accordance with the
- ----
terms of this Agreement.

     "Revolving Credit Loan" means the aggregate amount of Revolving Credit
      ---------------------
Advances of all Lenders outstanding at any time.

     "Revolving Credit Notes" means the promissory notes provided for by Section
      ----------------------                                             -------
1.1(d) and all promissory notes delivered in substitution or exchange therefor,
- ------
in each case as the same may be restated, amended, modified and supplemented and in effect from time to time.

     "Security Agreement" means the agreement, substantially in the form of
      ------------------
Exhibit E attached hereto, to be executed by Borrower in favour of Agent, for
- ---------
the benefit of Agent and Lenders, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

     "Stock" means all shares, options, warrants, general or limited partnership
      -----
interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity, whether voting or nonvoting.

     "Subordinated Debt Documents" means the Tyco Parent Senior Subordinated
      ---------------------------
Note Indenture and the notes, guarantees and other documents executed and delivered in connection therewith, each as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "Subsidiary" means, with respect to any Person:  (a) any corporation of
      ----------
which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Stock whether by proxy, agreement, operation of law or otherwise; and (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

     "Supplier Waiver and Assignment" means each agreement substantially in the
      ------------------------------
form of Exhibit F attached hereto, to be executed by any supplier of Inventory
        ---------
to Borrower in favour of Agent, for the benefit of Agent and Lenders, including all restatements, amendments, modifications and supplements thereto, and shall refer to the Supplier Waiver and Subordination as the same may be in effect at the time such reference becomes operative.

     "Tax" and "Taxes" includes all present and future taxes, surtaxes, duties,
      ---       -----
levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imports, rates, fees, assessments, withholdings and other charges) imposed by any Governmental Body, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

     "Tax Returns" means all reports, estimates, information statements and
      -----------
returns relating to, or required to be filed in connection with, any Taxes pursuant to the statutes, laws, rules and regulations of any federal, provincial, state, municipal or foreign governmental taxing authority and "Tax Return" shall mean any one thereof.

     "Termination Date" means the date on which (a) the Revolving Credit
      ----------------
Commitments have been terminated in full, and Lenders shall have no further obligation to make any credit extensions or financial accommodations hereunder, and (b) all Obligations have been indefeasibly paid in full in immediately available funds.

     "Termination Fee" has the meaning assigned to it in Annex D.
      ---------------                                    -------

     "Tyco Industries" means Tyco Industries, Inc., a Delaware corporation.
      ---------------

     "Tyco Industries Pledge Agreement" means the agreement between Agent, for
      --------------------------------
the benefit of Agent and Lenders, and Tyco Industries, substantially in the form of Exhibit G, under which Tyco Industries pledges and/or charges to Agent all of
   ---------
the Stock of Borrower owned by Tyco Industries, including all amendments, restatements, modifications and supplements thereto, in form and substance satisfactory to Agent, and shall refer to such Tyco

Industries Pledge Agreement as the same may be in effect at the time such reference becomes operative.

     "Tyco Manufacturing" means Tyco Manufacturing Corp., an Oregon corporation.
      ------------------

     "Tyco Parent" means Tyco Toys, Inc., a Delaware corporation.
      -----------

     "Tyco Parent Senior Subordinated Note Indenture" means the indenture, dated
      ----------------------------------------------
as of August 15, 1992, between Tyco Parent, as issuer, certain Subsidiaries of Tyco Parent, as guarantors, and Bankers Trust Company, as trustee (as successor trustee to NationsBank of Virginia, N.A.), with respect to Tyco parent's 10 1/8% senior subordinated notes due August 15, 2002, as such indenture was supplemented by two supplemental indentures, dated as of October 17, 1992 and as of June 8, 1993, respectively, adding additional Subsidiaries of Tyco Parent as guarantors, and as such indenture shall be further amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

     "UK Credit Agreement" means the revolving credit agreement to be entered
      -------------------
into between Tyco Toys (U.K.) Ltd., Matchbox Toys, Ltd. (United Kingdom), the lenders party thereto from time to time, Lloyds Bank PLC, as issuing bank, and GE Capital, as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof.

     "Undertaking" means the business, undertaking and operations of Borrower
      -----------
and its Subsidiaries and of their predecessors in title.

     "US Credit Agreement" means the credit agreement dated as of the date
      -------------------
hereof, between Tyco Distribution Corp., Tyco Manufacturing, Tyco Parent, the lenders party thereto from time to time and GE Capital as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof and with the consent of Agent.

     "US Dollars" and "US$" mean lawful money of the United States of America.
      ----------       ---

     "Weekly Settlement Date" has the meaning assigned to it in Section 1.14(c).
      ----------------------                                    ---------------

2.   Certain Matters of Construction.  (a)  Any accounting term used in the
     -------------------------------
Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations shall be computed on a consolidated basis in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the standards or terms used in this Agreement, then Borrower, Lenders and Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as equitably to reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after giving effect to such Accounting Changes as if such Accounting Changes had not been made. "Accounting
                                                                      ----------
Changes" means (i) in respect of Borrower and its Subsidiaries, changes in
- -------
accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Canadian Institute of Chartered Accountants (or successor thereto or any agency with similar functions), and in respect of Tyco Parent and its Subsidiaries, changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions) and (ii) in respect of Borrower and its Subsidiaries, changes in accounting principles concurred in by Borrower's independent public accountants, and in respect of Tyco Parent and its Subsidiaries, changes in accounting principles concurred in by Tyco Parent's independent public accountants. In the event that the parties to this Agreement shall have agreed upon any such required amendment, then, after such amendment has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Agreement shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If the parties to this Agreement cannot agree upon any required amendment within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered in accordance with Annex E to this Agreement and all standards and terms used in this
     -------
Agreement shall be prepared and used without regard to the underlying Accounting Change.

     (b) Unless otherwise specified, all references to dollar amounts in this Agreement or the other Loan Documents shall mean Dollars.

     (c) Unless otherwise specified, any reference to a time of day means local time in the City of Toronto, Province of Ontario, Canada.

     (d) The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the annexes, exhibits and schedules hereto, as the same may from time to time be restated, amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

     (e) For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (ii) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (iii) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (iv) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications thereto and any and all extensions or renewals thereof.